================================================================================


                             ATRIUM COMPANIES, INC.,
                                  as Borrower,

                                       and

                           THE GUARANTORS PARTY HERETO

                             ----------------------

                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT

                           Dated as of October 2, 1998

                   AMENDED AND RESTATED AS OF OCTOBER 25, 2000

                             ----------------------

                              MERRILL LYNCH & CO.,
               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

                     as Lead Arranger and Syndication Agent,

                              BANK ONE, TEXAS, N.A.
                             as Documentation Agent,

                                       and

                              FLEET NATIONAL BANK,
                            as Administrative Agent,

                                       and

                            THE LENDERS PARTY HERETO


================================================================================

                                TABLE OF CONTENTS

                  This Table of Contents is not part of the First Amended and Restated Credit Agreement to which it is attached but is inserted for convenience of reference only.

                                                                                                     Page
                                                                                                     ----
Section 1.    DEFINITIONS, ACCOUNTING MATTERS AND RULES OF CONSTRUCTION................................ 2

     1.01.    CERTAIN DEFINED
TERMS.................................................................................................. 2
     1.02.    ACCOUNTING TERMS AND DETERMINATIONS......................................................37
     1.03.    CLASSES AND TYPES OF LOANS...............................................................37
     1.04.    RULES OF CONSTRUCTION....................................................................37
     1.05.    EFFECT ON ORIGINAL CREDIT AGREEMENT AND OTHER CREDIT DOCUMENTS...........................38

Section 2.    COMMITMENTS, LETTERS OF CREDIT, FEES, REGISTER, PREPAYMENTS AND REPLACEMENT OF
                LENDERS................................................................................39
     2.01.    LOANS....................................................................................39
     2.02.    BORROWINGS...............................................................................41
     2.03.    LETTERS OF CREDIT........................................................................41
     2.04.    TERMINATION AND REDUCTIONS OF COMMITMENTS................................................47
     2.05.    FEES.....................................................................................47
     2.06.    LENDING OFFICES..........................................................................47
     2.07.    SEVERAL OBLIGATIONS OF LENDERS...........................................................48
     2.08.    NOTES; REGISTER..........................................................................48
     2.09.    OPTIONAL PREPAYMENTS AND CONVERSIONS OR CONTINUATIONS OF LOANS...........................49
     2.10.    MANDATORY PREPAYMENTS....................................................................50
     2.11.    REPLACEMENT OF LENDERS...................................................................53

Section 3.    PAYMENTS OF PRINCIPAL AND INTEREST.......................................................53

     3.01.    REPAYMENT OF LOANS.......................................................................53
     3.02.    INTEREST.................................................................................54

Section 4.    PAYMENTS; PRO RATA TREATMENT; COMPUTATIONS; ETC..........................................55

     4.01.    PAYMENTS.................................................................................55
     4.02.    PRO RATA TREATMENT.......................................................................55
     4.03.    COMPUTATIONS.............................................................................56
     4.04.    MINIMUM AMOUNTS..........................................................................56
     4.05.    CERTAIN NOTICES..........................................................................56
     4.06.    NON-RECEIPT OF FUNDS BY THE ADMINISTRATIVE AGENT.........................................57
     4.07.    RIGHT OF SETOFF; SHARING OF PAYMENTS; ETC................................................58

Section 5.    YIELD PROTECTION, ETC....................................................................59

     5.01.    ADDITIONAL COSTS.........................................................................59
     5.02.    LIMITATION ON TYPES OF LOANS.............................................................61


                                               -i-

                                                                                                     Page
                                                                                                     ----
     5.03.    ILLEGALITY...............................................................................61
     5.04.    TREATMENT OF AFFECTED LOANS..............................................................62
     5.05.    COMPENSATION.............................................................................62
     5.06.    NET PAYMENTS.............................................................................63

Section 6.    GUARANTEE................................................................................66

     6.01.    THE GUARANTEE............................................................................66
     6.02.    OBLIGATIONS UNCONDITIONAL................................................................66
     6.03.    REINSTATEMENT............................................................................68
     6.04.    SUBROGATION; SUBORDINATION...............................................................68
     6.05.    REMEDIES.................................................................................68
     6.06.    INSTRUMENT FOR THE PAYMENT OF MONEY......................................................68
     6.07.    CONTINUING GUARANTEE.....................................................................69
     6.08.    GENERAL LIMITATION ON GUARANTEE OBLIGATIONS..............................................69

Section 7.    CONDITIONS PRECEDENT.....................................................................69

     7.01.    EFFECTIVENESS OF ORIGINAL CREDIT AGREEMENT AND INITIAL EXTENSION
                OF CREDIT UNDER THE ORIGINAL CREDIT AGREEMENT..........................................69

     7.02.    EFFECTIVENESS OF THIS AGREEMENT AND INITIAL EXTENSION OF CREDIT
                UNDER THIS AGREEMENT...................................................................69
     7.03.    INITIAL AND SUBSEQUENT EXTENSIONS OF CREDIT UNDER THIS AGREEMENT.........................76
     7.04.    PERMITTED ACQUISITIONS...................................................................77

Section 8.    REPRESENTATIONS AND WARRANTIES...........................................................77

     8.01.    CORPORATE EXISTENCE......................................................................77
     8.02.    FINANCIAL CONDITION; ETC.................................................................78
     8.03.    LITIGATION...............................................................................79
     8.04.    NO BREACH; NO DEFAULT....................................................................79
     8.05.    ACTION...................................................................................79
     8.06.    APPROVALS................................................................................80
     8.07.    REPRESENTATIONS AND WARRANTIES IN TRANSACTION DOCUMENTS..................................80
     8.08.    ERISA....................................................................................80
     8.09.    TAXES....................................................................................81
     8.10.    INVESTMENT COMPANY ACT; PUBLIC UTILITY HOLDING COMPANY ACT; OTHER RESTRICTIONS...........81
     8.11.    ENVIRONMENTAL MATTERS....................................................................81
     8.12.    ENVIRONMENTAL INVESTIGATIONS.............................................................82
     8.13.    USE OF PROCEEDS..........................................................................82
     8.14.    SUBSIDIARIES.............................................................................82
     8.15.    PROPERTIES...............................................................................83
     8.16.    SECURITY INTEREST; ABSENCE OF FINANCING STATEMENTS; ETC..................................83
     8.17.    LICENSES AND PERMITS; COMPLIANCE WITH LAWS...............................................83
     8.18.    TRUE AND COMPLETE DISCLOSURE.............................................................84
     8.19.    SOLVENCY; ETC............................................................................84
     8.20.    CONTRACTS................................................................................84


                                              -ii-

                                                                                                     Page
                                                                                                     ----
     8.21.    LABOR MATTERS............................................................................84
     8.22.    [Reserved]...............................................................................85

Section 9.    COVENANTS................................................................................85

     9.01.    FINANCIAL STATEMENTS, ETC................................................................85
     9.02.    LITIGATION, ETC..........................................................................88
     9.03.    EXISTENCE; COMPLIANCE WITH LAW; PAYMENT OF TAXES; INSPECTION RIGHTS; PERFORMANCE
                OF OBLIGATIONS; ETC....................................................................89
     9.04.    INSURANCE................................................................................89
     9.05.    LIMITATION ON LINES OF BUSINESS..........................................................90
     9.06.    LIMITATION ON FUNDAMENTAL CHANGES, ACQUISITIONS OR DISPOSITIONS..........................91
     9.07.    LIMITATION ON LIENS AND RELATED MATTERS..................................................94
     9.08.    PROHIBITION ON DISQUALIFIED CAPITAL STOCK; LIMITATION ON INDEBTEDNESS AND
                CONTINGENT OBLIGATIONS.................................................................97
     9.09.    LIMITATION ON INVESTMENTS; LIMITATION ON CREATION OF SUBSIDIARIES........................99
     9.10.    LIMITATION ON DIVIDEND PAYMENTS.........................................................101
     9.11.    FINANCIAL COVENANTS.....................................................................102
     9.12.    PLEDGE OR MORTGAGE OF ADDITIONAL COLLATERAL.............................................104
     9.14.    COMPLIANCE WITH ENVIRONMENTAL LAWS......................................................105
     9.15.    Limitation on Transactions with Affiliates..............................................106
     9.16.    LIMITATION ON ACCOUNTING CHANGES; LIMITATION ON INVESTMENT COMPANY STATUS...............107
     9.17.    LIMITATION ON MODIFICATIONS OF CERTAIN DOCUMENTS, ETC...................................107
     9.18.    INTEREST RATE PROTECTION AGREEMENTS.....................................................107
     9.19.    LIMITATION ON CERTAIN RESTRICTIONS AFFECTING SUBSIDIARIES...............................108
     9.20.    ADDITIONAL OBLIGORS.....................................................................108
     9.21.    LIMITATION ON DESIGNATION OF DESIGNATED SENIOR INDEBTEDNESS.............................109
     9.22.    FOREIGN SUBSIDIARIES' SECURITY..........................................................109
     9.23.    LIMITATION ON ACTIVITIES OF HOLDINGS....................................................109
     9.24.    LIMITATION ON ISSUANCE OR DISPOSITIONS OF EQUITY INTERESTS OF COMPANIES.................110
     9.25.    LIMITATION ON PAYMENTS OR PREPAYMENTS OF INDEBTEDNESS OR THE MEZZANINE SECURITIES
                 OR MODIFICATION OF DEBT DOCUMENTS....................................................110
     9.26.    CASUALTY AND CONDEMNATION...............................................................111
     9.27.    TAX SHARING ARRANGEMENTS................................................................111
     9.28.    POST CLOSING OBLIGATIONS................................................................111

Section 10.   EVENTS OF DEFAULT.......................................................................112

Section 11.   The AGENTS..............................................................................115

     11.01.   GENERAL PROVISIONS......................................................................115
     11.02.   INDEMNIFICATION.........................................................................118
     11.03.   CONSENTS UNDER OTHER CREDIT DOCUMENTS...................................................118
     11.04.   COLLATERAL SUB-AGENTS...................................................................118
     11.05.   ASSISTANCE BY LENDERS...................................................................119


                                             -iii-

                                                                                                     Page
                                                                                                     ----
Section 12.   MISCELLANEOUS...........................................................................119

     12.01.   WAIVER..................................................................................119
     12.02.   NOTICES.................................................................................119
     12.03.   EXPENSES, INDEMNIFICATION, ETC..........................................................119
     12.04.   AMENDMENTS, ETC.........................................................................121
     12.05.   SUCCESSORS AND ASSIGNS..................................................................124
     12.06.   ASSIGNMENTS AND PARTICIPATIONS..........................................................124
     12.07.   SURVIVAL................................................................................126
     12.08.   CAPTIONS................................................................................127
     12.09.   COUNTERPARTS; INTERPRETATION; EFFECTIVENESS.............................................127
     12.10.   GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVERS; ETC.................................127
     12.11.   CONFIDENTIALITY.........................................................................127
     12.12.   INDEPENDENCE OF REPRESENTATIONS, WARRANTIES AND COVENANTS...............................128
     12.13.   SEVERABILITY............................................................................128
     12.14.   ACKNOWLEDGMENTS.........................................................................128
     12.15.   USE OF NET AVAILABLE PROCEEDS FROM WING ASSET SALE AND ATRIUM ASSET SALE................128

Signatures............................................................................................S-1

ANNEX A                               -   Commitments on Amendment and
                                            Restatement Date
ANNEX B                               -   Ellison Property Documents

SCHEDULE 1.01(a)                      -   Applicable Margins**
SCHEDULE 1.01(b)                      -   Applicable Margins after Reset Date**
SCHEDULE 1.01(c)                      -   Guarantors**
SCHEDULE 3.01(b)                      -   Amortization Schedule**
SCHEDULE 7.02(xv)                     -   Mortgaged Real Property at Original
                                            Closing Date and Amendment and
                                            Restatement Date**
SCHEDULE 8.03                         -   Litigation*
SCHEDULE 8.11                         -   Environmental Matters**
SCHEDULE 8.14                         -   Subsidiaries of Borrower**
SCHEDULE 8.20                         -   Certain Contracts**
SCHEDULE 8.21                         -   Labor Matters*
SCHEDULE 9.06(h)                      -   Certain Dispositions*
SCHEDULE 9.06(k)                      -   Certain Properties to be Leased or
                                            Subleased
SCHEDULE 9.06(p)                      -   Certain Properties to be Sold After
                                            the Amendment and  Restatement Date
SCHEDULE 9.07                         -   Certain Existing Liens*
SCHEDULE 9.08                         -   Certain Indebtedness to Remain
                                            Outstanding**
SCHEDULE 9.08(m)                      -   Indebtedness Incurred in Connection
                                            with the Ellison Acquisition
SCHEDULE 9.09                         -   Investments*
SCHEDULE 9.15                         -   Existing Affiliate Agreements**
SCHEDULE 9.28(c)                      -   Ellison Property
SCHEDULE 9.28(g)                      -   Good Standings to be Delivered for
                                            Foreign Jurisdictions

EXHIBIT A-1                           -   Form of Revolving Credit Note**
EXHIBIT A-2                           -   Form of Tranche A Term Loan Note
EXHIBIT A-3                           -   Form of Tranche B Term Loan Note**
EXHIBIT A-4                           -   Form of Tranche C Term Loan Note**

--------------------
* These Schedules are those which are attached to the Original Credit Agreement (but are attached hereto for convenience of reference).
         Schedule 9.06 of the Original Credit Agreement is redesignated as
         Schedule 9.06(h).

** Amended and Restated in connection with the Amended and Restated Credit Agreement.

*** The forms of these documents are the forms attached to the Original Credit Agreement (but are attached hereto for convenience of reference).

**** These documents were executed and delivered in connection with the Original Credit Agreement (but are attached hereto for convenience of reference).

EXHIBIT A-5                           -   Form of Swing Loan Note**
EXHIBIT B                             -   Form of Intercompany Note***
EXHIBIT C                             -   Form of Interest Rate Certificate***
EXHIBIT D-1                           -   Form of Mortgage***
EXHIBIT D-2                           -   Form of Mortgage Amendment
EXHIBIT E                             -   Form of Security Agreement****
EXHIBIT F                             -   [Reserved]
EXHIBIT G-1                           -   Form of Opinion of Counsel to the
                                            Obligors Delivered on the
                                          Original Closing Date****
EXHIBIT G-2                           -   Form of Opinion of Counsel to the
                                            Obligors to Be Delivered on the
                                            Amendment and Restatement Date
EXHIBIT H                             -   Form of Notice of Assignment***
EXHIBIT I                             -   Form of Notice of Borrowing***
EXHIBIT J                             -   Form of Notice of
                                            Conversion/Continuation***
EXHIBIT K                             -   Form of Joinder Agreement***
EXHIBIT L                             -   Form of Section 5.06 Certificate for
                                            Lenders***
EXHIBIT M                             -   Form of  Solvency Certificate***
EXHIBIT N                             -   Form of Assignment Agreement***
EXHIBIT O                             -   Form of Tax Sharing Agreement***
EXHIBIT P                             -   Form of Perfection Certificate***
EXHIBIT Q                             -   Form of Landlord Lien Waiver, Access
                                            Agreement and Consent


--------------------
*** The forms of these documents are the forms attached to the Original Credit Agreement (but are attached hereto for convenience of reference).

**** These documents were executed and delivered in connection with the Original Credit Agreement (but are attached hereto for convenience of reference).

                  FIRST AMENDED AND RESTATED CREDIT AGREEMENT dated as of October 2, 1998, amended and restated as of October 25, 2000 (the "AGREEMENT"), among ATRIUM COMPANIES, INC., a Delaware corporation, as Borrower; the Guarantors party hereto; each of the lenders that is a signatory hereto identified under the caption "LENDERS" on the signature pages hereto or that, pursuant to Section 12.06(b), shall become a "Lender" hereunder (individually, a "LENDER" and, collectively, the "LENDERS"); MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as lead arranger and syndication agent (collectively in such capacities, the "LEAD ARRANGER"); BANK ONE, TEXAS, N.A. as documentation agent (in such capacity, the "DOCUMENTATION AGENT"); and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").

                  WHEREAS, pursuant to a Second Amended and Restated Purchase Agreement (the "ELLISON ACQUISITION AGREEMENT"), dated as of September 29, 2000, by and between The Ellison Company, Inc. ("ELLISON COMPANY"), Borrower and Holdings, Holdings will cause Borrower to acquire (the "ELLISON ACQUISITION")
(a) all of the outstanding capital stock of VES, Inc., a Delaware corporation doing business in North Carolina as Ellison Extrusion Systems, Inc. ("ELLISON EXTRUSION"), and (b) substantially all of the assets of Ellison Company's Window and Doors Division ("ELLISON W&D" and, together with Ellison Extrusion, "ELLISON TARGET").

                  WHEREAS, in connection with the financing of the Ellison Acquisition, certain investors (the "MEZZANINE INVESTORS") will purchase for cash senior PIK notes and common stock, par value $.01 per share, (the "MEZZANINE SECURITIES") of Holdings sufficient to generate gross proceeds to Holdings of not less than $36.5 million (the "MEZZANINE FINANCING").

                  WHEREAS, Borrower, the Lenders, the Guarantors, the Lead Arranger and the Administrative Agent originally entered into that certain Credit Agreement (the "ORIGINAL CREDIT AGREEMENT") dated as of October 2, 1998, as amended by Waiver No. 1 dated April 6, 1999, Amendment and Consent No. 1 dated May 5, 1999, Amendment No. 2 dated June 11, 1999, Amendment and Waiver No. 3 dated November 17, 1999, Amendment and Waiver No. 4 dated March 24, 2000, Waiver No. 5 dated May 17, 2000, Amendment and Waiver No. 6 dated August 14, 2000, Amendment and Waiver No. 7 dated August 25, 2000, and Amendment and Waiver No. 8 dated August 30, 2000, and are entering into this Agreement in order to amend and restate the Original Credit Agreement to (a) reflect the provisions of all prior amendments; (b) permit the consummation of the Ellison Acquisition and related transactions; (c) add the Tranche A Term Loan Facility of $14.0 million;
(d) provide for new Revolving Credit Commitments of $7.0 million; (e) provide for new Tranche B Term Loan Facility Commitments of $12.0 million; (f) provide for new Tranche C Term Loan Facility Commitments of $12.0 million; (g) permit the issuance of the Mezzanine Securities on the terms set forth in the Mezzanine Securities Documents; (h) join Ellison Extrusion to this Agreement as a Guarantor; and (i) effect other changes to the Original Credit Agreement, as evidenced hereby.

                  WHEREAS, Borrower, the Lenders, the Guarantors, the Lead Arranger and the Administrative Agent intend that (a) all obligations under the Original Credit Agreement of the parties shall continue to exist under and be evidenced by this Agreement and the other Credit Documents; and (b) except as expressly stated herein or amended hereby, the Original Credit Agreement and the other

Credit Documents are ratified and confirmed as remaining unmodified and in full force and effect with respect to all Obligations.

                  NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree that the Original Credit Agreement is hereby amended and restated in its entirety as follows:

                  Section 1. DEFINITIONS, ACCOUNTING MATTERS AND RULES OF CONSTRUCTION.

                  1.01. CERTAIN DEFINED TERMS. As used herein, the following terms shall have the following meanings:

                  "ABR LOANS" shall mean Loans that bear interest at rates based upon the Alternate Base Rate.

                  "ACQUISITION" shall mean, with respect to any Person, any transaction or series of related transactions for the direct or indirect (a) acquisition of all or substantially all of the Property of any other Person, or of any business or division of any other Person, (b) acquisition of in excess of 50% of the Equity Interests of any other Person, or otherwise causing any other Person to become a Subsidiary of such Person, or (c) merger or consolidation or any other combination with any other Person.

                  "ACQUISITION CONSIDERATION" shall mean the purchase consideration for any Acquisition and all other payments made and Indebtedness assumed by any Company in exchange for, or as part of, or in connection with, any Acquisition, whether paid in cash or by exchange of Equity Interests or of assets or otherwise and whether payable at or prior to the consummation of such Acquisition or deferred for payment at any future time, whether or not any such future payment is subject to the occurrence of any contingency, and includes any and all payments and liabilities representing the purchase price and the amount of any Indebtedness assumed, "earn-outs" and other similar agreements in an amount reasonably determined in good faith by Borrower at the time of consummation of such Acquisition equal to the net present value of the payment provided for in such "earn-out" or other similar agreement, consulting agreements (exclusive of consulting or employment agreements for services rendered in the ordinary course of business) and service agreements and non-competition agreements.

                  "ADDITIONAL COLLATERAL" see Section 9.12.

                  "ADDITIONAL OBLIGORS" see Section 9.20.

                  "ADJUSTED NET INCOME" shall mean, for any period, the consolidated net income (loss) for such period, of Borrower and its Consolidated Subsidiaries calculated on a consolidated basis in accordance with GAAP, adjusted by excluding (to the extent taken into account in the calculation of such consolidated net income (loss)) the effect of (a) gains or losses for such period from Dispositions not in the ordinary course of business and Excluded Dispositions not in the ordinary course of business, and the tax consequences thereof, (b) any non-recurring or extraordinary items of income or expense for such period and the tax consequences thereof (including expenses related to the Transac-tions), (c) the portion of net income (loss) of any Person (other than a Subsidiary) in which Borrower or any Subsidiary has an ownership interest, except to the extent of the amount of cash dividends or other cash distributions actually paid to Borrower or (subject to clause (e) below) any Subsidiary during such period to the extent not in excess of Borrower's or such Subsidiary's proportionate interest in such Person's consolidated net income for such period, (d) the net income (loss) of any Person combined with Borrower or any Subsidiary on a "pooling of interests" basis attributable to any period prior to the date of combination, and (e) the net income of any Subsidiary to the extent that the declaration or payment of dividends or similar distribution by such Subsidiary was not for the relevant period permitted (without giving effect to any non-permanent waiver), directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Subsidiary or its stockholders.

                  "ADMINISTRATIVE AGENT" see the introduction hereto.

                  "ADMINISTRATIVE AGENT'S FEE LETTER" shall mean the Fee Letter dated as of October 1, 1998 between Administrative Agent and Borrower.

                  "ADVANCE DATE" see Section 4.06.

                  "AFFILIATE" shall mean, with respect to any Person, any other Person which directly or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, "CONTROL" (including, with its correlative meanings, "CONTROLLED BY" and "UNDER COMMON CONTROL WITH") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise). Notwithstanding the foregoing, solely for purposes of Section 9.15, no Company shall be deemed an Affiliate of any other Company.

                  "AFFILIATE TRANSACTION" see Section 9.15.

                  "AGENT" means either of the Lead Arranger or the Administrative Agent.

                  "AGREEMENT" see the introduction to this Agreement.

                  "ALTERNATE BASE RATE" shall mean for any day, a rate PER ANNUM that is equal to the higher of (i) the Federal Funds Rate, PLUS 0.50%, or (ii) the Prime Rate.

                  "AMENDED AND RESTATED CREDIT DOCUMENTS" shall mean this Agreement, the Notes issued on or after the Amendment and Restatement Date, any Letter of Credit Documents executed and delivered on or after the Amendment and Restatement Date and any Security Documents executed and delivered on or after the Amendment and Restatement Date.

                  "AMENDED AND RESTATED TRANSACTION DOCUMENTS" shall mean any operative document relating to the Amended and Restated Transactions, including but not limited to the Credit Documents, the Ellison Acquisition Documents, the Mezzanine Securities Documents, the Wing Asset Sale Documents, the Atrium Wood Asset Sale Documents and each of the Related Documents with respect thereto, in each case, including all schedules, exhibits, appendices, annexes and attachments and amendments thereto and, in each case, as amended and in effect from time to time in accordance with their respective terms and this Agreement.

                  "AMENDED AND RESTATED TRANSACTIONS" shall mean the Ellison Acquisition, the Mezzanine Financing, the Wing Asset Sale, the Atrium Wood Asset Sale and the borrowings hereunder and the other transactions contemplated hereby to occur on the Amendment and Restatement Date.

                  "AMENDMENT AND RESTATEMENT DATE" shall mean the date on which, pursuant to the terms of this Agreement (including Sections 1.05 and 7.02), the Original Credit Agreement shall have been amended and restated by this Agreement.

                  "AMORTIZATION PAYMENT" shall mean each scheduled installment of principal payments on the Term Loans as set forth in Section 3.01(b).

                  "APPLICABLE LENDING OFFICE" shall mean, for each Lender and for each Type of Loan, the "Lending Office" of such Lender (or of an Affiliate of such Lender) designated for such type of Loan on the signature pages hereof or such other office of such Lender (or of an Affiliate of such Lender) as such Lender may from time to time specify in writing to the Administrative Agent and Borrower as the office by which its Loans of such Type are to be made and maintained.

                  "APPLICABLE MARGIN" shall be, for any (A) Tranche B Term Loan or Tranche C Term Loan , the percentage per annum set forth on SCHEDULE 1.01(a) specified therein applicable to such Term Loan and (B) Revolving Credit Loan or Tranche A Term Loan, (x) from the Amendment and Restatement Date to the date (the "RESET DATE") on which Borrower shall have delivered to the Lenders the financial statements and Interest Rate Certificates required by Sections 9.01(a), (b) and (e) in respect of the fiscal quarter of Borrower ended March 31, 2001 and an Officer's Certificate demonstrating the then applicable Total Leverage Ratio, the percentage PER ANNUM set forth on SCHEDULE 1.01(a) for such Loan, and (y) on and after the Reset Date, when the Total Leverage Ratio at the end of the most recently ended fiscal quarter is as set forth in SCHEDULE 1.01(b), the percentage PER ANNUM set forth opposite such Total Leverage Ratio in SCHEDULE 1.01(b) for such Loan. Any change in the Total Leverage Ratio shall be effective to adjust the Applicable Margin as of the date of receipt by the Administrative Agent of the Interest Rate Certificate most recently delivered pursuant to Section 9.01(e). If Borrower fails to deliver the Interest Rate Certificates and financial statements within the times specified in Sections 9.01(a), (b) and (e), the Total Leverage Ratio shall be deemed to be that in Tier I of SCHEDULE 1.01(b) until Borrower delivers such Interest Rate Certificates and financial statements.

                  "APPROVED FUND" shall mean, with respect to any Lender that is a fund or commingled investment vehicle that invests in commercial loans, any other fund that invests in commercial loans and is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

                  "ARDATRIUM" shall mean Ardatrium L.L.C., a Delaware limited liability company.

                  "ARDSHIEL" see the definition of "Investors."

                  "ATRIUM WOOD PURCHASE AGREEMENT" see the definition of Atrium Wood Asset Sale.

                  "ATRIUM WOOD ASSET SALE" shall mean the disposition by Borrower (d/b/a Atrium Wood Patio Doors) of certain assets related to Borrower's wood patio door business pursuant to an Asset Purchase Agreement (the "ATRIUM WOOD PURCHASE AGREEMENT") dated August 30, 2000 by and between Borrower and Woodgrain Millwork, Inc., an Oregon corporation.

                  "ATRIUM WOOD ASSET SALE DOCUMENTS" shall mean the Atrium Wood Purchase Agreement including all schedules, exhibits, appendices, annexes and attachments and amendments thereto and, in each case, as amended and in effect from time to time in accordance with their respective terms and this agreement.

                  "BANKRUPTCY CODE" shall mean the Federal Bankruptcy Code of 1978.

                  "BORROWER" see the introduction to this Agreement.

                  "BUSINESS DAY" shall mean any day (a) on which commercial banks are not authorized or required to close in New York City or Dallas, Texas and (b) if such day relates to a borrowing of, a payment or prepayment of principal of or interest on, a Continuation or Conversion of or into, or an Interest Period for, a LIBOR Loan or a notice by Borrower with respect to any such borrowing, payment, prepayment, Continuation, Conversion or Interest Period, that is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

                  "CAPITAL EXPENDITURES" shall mean, for any period, any direct or indirect expenditures of Borrower and the Subsidiaries which should be capitalized on the consolidated balance sheet of Borrower and the Subsidiaries in accordance with GAAP in respect of the purchase or other acquisition of fixed or capital assets (including, without limitation, securities), excluding (i) normal replacement and maintenance programs properly charged to current operations, (ii) any expenditure made with the Net Available Proceeds of any Disposition to the extent such Net Available Proceeds are not required to be applied to the prepayment of the Loans in accordance with Section 2.10(a)(iv),
(iii) any expenditure made with the proceeds of any Excluded Disposition, (iv) expenditures in an amount not to exceed the sum of (x) the Net Available Proceeds of any Casualty Event to the extent such Net Available Proceeds are not required to be applied to the prepayment of the Loans in accordance with Section 2.10(a)(i) and (y) the amount of any applicable insurance deductibles with respect to such Casualty Event to the extent such amount is applied as set forth in clause (x) of Section 2.10(a)(i) within the period specified therein, (v) expenditures to effect Permitted Acquisitions, (vi) the purchase price of equipment to the extent that the consideration therefor consists of used or surplus equipment being traded in at such time or the proceeds of a concurrent sale of such used or surplus equipment, in each case in the ordinary course of business, (vii) the payment of the purchase price of the Greenville Acquisition and the Greenville Expenditure, (viii) the payment of the purchase price of the Mt. Pleasant Acquisition/Wing II Acquisition, (ix) any deposits required to be made in connection with the purchase or other acquisition of fixed or capital assets; PROVIDED, HOWEVER, that such a deposit shall no longer be excluded from Capital Expenditures if used to purchase or acquire fixed or capital assets,

(x) expenditures in an amount not to exceed $3.0 million in the aggregate since the Amendment and Restatement Date so long as Borrower has a bona fide side plan to expand capacities and capture synergies with such expenditures and (xi) option exercise costs to acquire Property and the costs of improvements to such Property so long as such Property is sold within the same fiscal year.

                  "CAPITAL LEASE," as applied to any Person, shall mean any lease of any Property by that Person as lessee which, in conformity with GAAP, is required to be classified and accounted for as a capital lease on the balance sheet of that Person.

                  "CAPITAL LEASE OBLIGATIONS" shall mean, for any Person, all obligations of such Person to pay rent or other amounts under a Capital Lease, and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

                  "CASUALTY EVENT" shall mean, with respect to any Property (including Real Property) of any Person, any loss of title with respect to Real Property or any loss of or damage to or destruction of, or any condemnation or other taking (including by any Governmental Authority) of, such Property (including Real Property) for which such Person or any of its Subsidiaries receives insurance proceeds or proceeds of a condemnation award or other compensation; PROVIDED, HOWEVER, no such event shall constitute a Casualty Event if (x) such proceeds or other compensation in respect thereof is less than $1.0 million and (y) all such proceeds and other compensation in respect of all such events since the Original Closing Date are less than $5.0 million. "Casualty Event" shall include but not be limited to any taking of any Mortgaged Real Property or Real Property of any Company or any part thereof, in or by condemnation or other eminent domain proceedings pursuant to any law, general or special, or by reason of the requisition (other than for temporary purposes) of the use or occupancy of any Mortgaged Real Property or Real Property of any Company or any part thereof, by any Governmental Authority, civil or military.

                  "CERCLA" see Section 8.11.

                  "CHANGE OF CONTROL" shall mean any transaction or event (including, without limitation, an issuance, sale or exchange of Equity Interests, a merger or consolidation, or a dissolution or liquidation) occurring on or after the Amendment and Restatement Date (whether or not approved by the board of directors of Holdings) as a direct or indirect result of which (a) if such transaction or event occurs prior to the consummation of an Initial Public Offering, the Permitted Holders fail to collectively beneficially own, directly or indirectly, Equity Interests of Borrower representing at least a majority (on a fully diluted basis) of the aggregate voting power of the Equity Interests of Borrower at the time outstanding or fail to have the ability to appoint at least a majority of the board of directors of Borrower; (b) if such transaction or event is an Initial Public Offering or occurs after the consummation of an Initial Public Offering, (i) any Person or any group (other than the Permitted Holders) shall (A) (directly or indirectly) beneficially own in the aggregate Equity Interests of Borrower representing 35% or more (on a fully diluted basis) of the aggregate voting power of the Equity Interests of Borrower at the time outstanding; or (B) have the right or power to appoint, directly or indirectly, a majority or more of the board of directors of Borrower or (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the board of directors of Borrower

(together with any new directors whose election by the shareholders of Borrower was approved by a vote of at least a majority of the directors of Borrower then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the board of directors of Borrower then in office; or (c) if such transaction or event occurs at any time, whether before or after the consummation of an Initial Public Offering, any event or circumstance constituting a "change of control" or other similar occurrence under the Senior Subordinated Notes Indenture or the Mezzanine Securities Documents shall occur which results in an obligation of any Company to prepay, purchase, offer to purchase, redeem or defease all or a portion of such Indebtedness. For purposes of this definition, (x) the terms "BENEFICIALLY OWN" and "GROUP" shall have the respective meanings ascribed to them pursuant to Section 13(d) of the United States Securities Exchange Act of 1934, except that a Person or group shall be deemed to "beneficially own" all securities that such Person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time, and (y) any Person or group shall be deemed to beneficially own any Equity Interests beneficially owned by any other Person (the "PARENT ENTITY") so long as such Person or group beneficially owns, directly or indirectly, at least a majority of the voting power of the then outstanding Equity Interests of the parent entity and no other Person or group has the right to designate or appoint a majority or more of the directors of such parent entity.

                  "CLASS" see Section 1.03.

                  "CODE" shall mean the United States Internal Revenue Code of 1986, as amended, and the U.S. Treasury Regulations promulgated thereunder.

                  "COLLATERAL" shall mean all of the Pledged Collateral and Mortgaged Real Property.

                  "COLLATERAL ACCOUNT" see Section 9(d) of the Security
Agreement.

                  "COMMISSION" shall mean the United States Securities and Exchange Commission.

                  "COMMITMENT LETTER" shall mean the New Credit Facilities Commitment Letter among Merrill Lynch Capital Corporation, Borrower and Holdings dated July 28, 2000 together with Annex I thereto and incorporated therein.

                  "COMMITMENTS" shall mean the Revolving Credit Commitments and the Term Loan Commitments.

                  "COMPANIES" shall mean the Obligors and their respective Subsidiaries; and "COMPANY" shall mean any of them.

                  "CONSOLIDATED EBITDA" shall mean, for any Measurement Period, the remainder of (A) the sum (without duplication) of the amounts for such period of (i) Adjusted Net Income, (ii) income tax expense to the extent deducted in determining Adjusted Net Income for such period, (iii) all interest expense to the extent deducted in determining Adjusted Net Income for such period, (iv) depreciation expenses and amortization expense to the extent deducted in determining Adjusted

Net Income for such period, (v) the non-cash component of any item of expense to the extent deducted in determining Adjusted Net Income for such period, other than to the extent requiring an accrual or reserve for future cash expenses, all as determined on a consolidated basis for Borrower and its Consolidated Subsidiaries in accordance with GAAP; and (vi) an amount not to exceed $3.5 million resulting from the write-off in connection with the Ellison Acquisition of the accounts receivable of Ellison Company owing from Reynolds Building Products, MINUS (B) the sum of (i) cash dividends and other distributions paid by Borrower pursuant to Section 9.10(b)(i) and (ii) solely for purposes of calculating Consolidated EBITDA for purposes of the Interest Coverage Ratio and the Fixed Charge Coverage Ratio, interest income from Permitted Investments. Prior to the first anniversary of the Amendment and Restatement Date, Consolidated EBITDA shall be calculated on a pro forma basis as if the Amended and Restated Transactions had occurred on the first day of the relevant Measurement Period and prior to June 30, 2002, the following amounts of pro forma expense and cost reductions relating to the Ellison Acquisition and the Wing Asset Sale and the Atrium Wood Asset Sale shall be added to Consolidated EBITDA calculated at the Amendment and Restatement Date and at each of the following Measurement Dates (i) $4.2 million at the Amendment and Restatement Date and at December 31, 2000, (ii) $3.5 million at March 31, 2001, (iii) $2.8 million at June 30, 2001, (iv) $2.1 million at September 30, 2001; (v) $1.4 million at December 31, 2001; and (vi) $700,000 at March 31, 2002.

                  "CONSOLIDATED INTEREST EXPENSE" shall mean, for any Measurement Period, the sum of (A) all cash interest expense (including commitment fees, letter of credit fees and the interest component of Capital Leases) of Borrower and its Consolidated Subsidiaries for such Measurement Period including the net amounts payable or receivable under all Interest Rate Protection Agreements less interest income from Permitted Investments, PLUS (B) all Dividend Payments made during such Measurement Period pursuant to Section 9.10(c) and (d).

                  "CONSOLIDATED SUBSIDIARY" shall mean, for any Person, each Subsidiary of such Person (whether now existing or hereafter created or acquired) the financial statements of which shall be (or should have been) consolidated with the financial statements of such Person in accordance with GAAP.

                  "CONTINGENT OBLIGATION" shall mean, as to any Person, any direct or indirect liability of such Person, whether or not contingent, with or without recourse, (a) with respect to any Indebtedness, lease, dividend, letter of credit or other obligation (the "PRIMARY OBLIGATIONS") of another Person (the "PRIMARY OBLIGOR"), including any obligation of such Person (i) to purchase, repurchase or otherwise acquire such primary obligations or any security therefor, (ii) to advance or provide funds for the payment or discharge of any such primary obligation, or to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (iv) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof (each of (i)-(iv), a "GUARANTY OBLIGATION"); (b) with respect to any Surety Instrument (other than any Letter of Credit) issued for the account of such Person or as to which such Person is otherwise liable for reimbursement of drawings or payments; (c) to purchase any materials, supplies or other property from, or to obtain the services of, another Person if the relevant contract or other related document or obligation requires that payment for such materials, supplies or other property, or for such services, shall be made regardless of whether delivery of such materials, supplies or other property is ever made or tendered, or such services are ever performed or tendered; or (d) in respect of any Swap Contract; PROVIDED, HOWEVER, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection or standard contractual indemnities entered into, in each case in the ordinary course of business. The amount of any Contingent Obligation shall (x) in the case of a Guaranty Obligation, be deemed equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty Obligation is made or, if not stated or if indeterminable, the maximum reasonably anticipated liability in respect thereof, and (y) in the case of other Contingent Obligations, be equal to the maximum reasonably anticipated liability in respect thereof.

                  "CONTINUE," "CONTINUATION" and "CONTINUED" shall refer to the continuation pursuant to Section 2.09 of a LIBOR Loan from one Interest Period to the next Interest Period.

                  "CONTRACTUAL OBLIGATION" shall mean as to any Person, any provision of any security issued by such Person or of any mortgage, security agreement, pledge agreement, indenture, credit agreement, securities purchase agreement, debt instrument, contract, agreement, instrument or other undertaking to which such Person is a party or by which it or any of its Property is bound or subject.

                  "CONVERT," "CONVERSION" and "CONVERTED" shall refer to a conversion pursuant to Section 2.09 of one Type of Loan into another Type of Loan, which may be accompanied by the transfer by a Lender (at its sole discretion) of a Loan from one Applicable Lending Office to another.

                  "COVERED TAXES" see Section 5.06(a).

                  "CREDIT DOCUMENTS" shall mean the Amended and Restated Credit Documents and the Original Credit Documents.

                  "CREDITOR" shall mean (i) any Agent, (ii) the Issuing Lender,
(iii) any Lender, and (iv) any party to a Swap Contract relating to the Loans if at the date of entering into such Swap Contract such party was a Lender or an Affiliate of a Lender.

                  "DEBT ISSUANCE" shall mean the incurrence by any Obligor of any Indebtedness after the Amendment and Restatement Date (other than as permitted by Section 9.08).

                  "DEFAULT" shall mean any event or condition that constitutes an Event of Default or that would become, with notice or lapse of time or both, an Event of Default.

                  "DESIGNATED EQUITY ISSUANCE PROCEEDS" shall mean at any time the excess of (A) any net cash proceeds of any issuance of Qualified Capital Stock by Holdings designated in writing by Borrower to the Administrative Agent pursuant to an Officer's Certificate as being "Designated Equity Issuance Proceeds" to the extent that the aggregate amount of such net cash proceeds so designated since the Original Closing Date does not exceed $20.0 million OVER
(B) the aggregate sum total
of all amounts applied in reliance on such Designated Equity Issuance Proceeds since the Original Closing Date and on or prior to such time pursuant to
Section 9.06(i).

                  "DISPOSITION" shall mean (i) any conveyance, sale, lease, assignment, transfer or other disposition (including by way of merger or consolidation and including any sale-leaseback transaction) of any Property (including receivables and Equity Interests of any Person owned by any Company other than Borrower) (whether now owned or hereafter acquired) by any Company to any Person other than Borrower or any Qualified Subsidiary, (ii) any issuance or sale by any Subsidiary of its Equity Interests to any Person other than Borrower or any Subsidiary, and (iii) any liquidating or other non-ordinary course dividend or distribution or return of Investment received by any Company in respect of any joint venture or similar enterprise, excluding, however, in each case, any Excluded Disposition.

                  "DISPOSITION EVENT" shall mean the receipt by any Company of cash proceeds or cash distributions of any kind from Property received in consideration for a Disposition.

                  "DISQUALIFIED CAPITAL STOCK" shall mean, with respect to any Person, any Equity Interest of such Person that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable (other than solely for Qualified Capital Stock), pursuant to a sinking fund obligation or otherwise, or is redeemable at the sole option of the holder thereof (other than solely for Qualified Capital Stock) or exchangeable or convertible into debt securities of the issuer thereof at the sole option of the holder thereof, in whole or in part, on or prior to the date which is 90 days after the Final Maturity Date.

                  "DIVIDEND PAYMENT" shall mean dividends (in cash, Property or obligations) on, or other payments or distributions on account of, or the setting apart of money for a sinking or other analogous fund for, or the purchase, redemption, retirement or other acquisition of, any Equity Interests or Equity Rights of any Company, but excluding dividends paid through the issuance of additional shares of Qualified Capital Stock and any redemption or exchange of any Qualified Capital Stock of such Company through the issuance of Qualified Capital Stock of such Company.

                  "DOLLARS" and "$" shall mean lawful money of the United States of America.

                  "ELIGIBLE PERSON" shall mean (i) a commercial bank organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $100.0 million; (ii) a commercial bank organized under the laws of any other country that is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having a combined capital and surplus in a dollar equivalent amount of at least $100.0 million; PROVIDED, HOWEVER, that such bank is acting through a branch or agency located in the country in which it is organized or another country that is also a member of the OECD; (iii) an insurance company, mutual fund or other entity which is regularly engaged in making, purchasing or investing in loans or securities or other financial institution organized under the laws of the United States, any state thereof, any other country that is a member of the OECD or a political subdivision of any such country with assets, or assets under management, in a dollar equivalent amount of at least $100.0 million; (iv) any Affiliate of a Lender or an Approved Fund of a Lender; and (v) any other entity (other than a natural person) which is an "accredited investor" (as defined in Regulation D under the United States Securities Act of 1933, as amended) which extends credit or buys loans as one of its businesses including, but not limited to, insurance companies, mutual funds and investment funds. With respect to any Lender, any Approved Fund in respect thereof shall be treated as a single Eligible Person.

                  "ELLISON ACQUISITION" see the introduction to this Agreement.

                  "ELLISON ACQUISITION AGREEMENT" see the introduction to this Agreement.

                  "ELLISON ACQUISITION DOCUMENTS" shall mean the Ellison Acquisition Agreement including all schedules, exhibits, appendices, annexes and attachments and amendments thereto and, in each case, as amended and in effect from time to time in accordance with their respective terms and this Agreement.

                  "ELLISON COMPANY" see the introduction to this Agreement.

                  "ELLISON EXTRUSION" see the introduction to this Agreement.

                  "ELLISON PLEDGE AMENDMENT" see Section 7.02(i)(6).

                  "ELLISON PROPERTY" shall mean the owned or leased Real Property acquired pursuant to the Ellison Acquisition and more particularly described on SCHEDULE 9.28(c).

                  "ELLISON TARGET" see the introduction to this Agreement.

                  "ELLISON W&D" see the introduction to this Agreement.

                  "EMPLOYEE BENEFIT PLAN" shall mean an employee benefit plan (as defined in Section 3(3) of ERISA) that is maintained or contributed to by any ERISA Entity or with respect to which Borrower or a Subsidiary could incur liability.

                  "ENVIRONMENTAL CLAIM" shall mean, with respect to any Person, any written notice, claim, demand or other communication (collectively, a "CLAIM") by any other Person alleging such Person's liability for any costs, cleanup costs, response, corrective action or other costs, damages to natural resources or other Property, personal injuries, fines or penalties arising out of or resulting from (i) the presence, Release or threatened Release into the environment, of any Hazardous Material at any location, whether or not owned by such Person, or (ii) any violation of any Environmental Law. The term "Environmental Claim" shall include, without limitation, any claim by any Person seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from the presence of Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment.

                  "ENVIRONMENTAL LAWS" shall mean any and all present and future applicable laws, rules or regulations of any Governmental Authority, any orders, decrees, judgments or injunctions and the common law in each case as now or hereafter in effect, relating to pollution or protection of human health, safety or the environment, including without limitation, ambient air, indoor air, soil, surface water, ground water, land or subsurface strata and natural resources such as wetlands, flora and fauna, including, without limitation, those relating to Releases or threatened Releases of Hazardous Materials into the environment, or otherwise relating to the manufacture, processing, generation, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.

                  "EQUITY INTERESTS" shall mean, with respect to any Person, any and all shares, interests, participations or other equivalents, including membership interests (however designated, whether voting or non-voting), of capital of such Person, including, if such Person is a partnership, partnership interests (whether general or limited) and any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnership, whether outstanding on or after the Amendment and Restatement Date.

                  "EQUITY ISSUANCE" shall mean any of (a) any issuance or sale after the Amendment and Restatement Date by Borrower, Holdings, or any other Person of which Borrower is a wholly owned subsidiary of (x) any Equity Interests (including any Equity Interests issued upon exercise of any Equity Rights) or any Equity Rights, or (y) any other security or instrument representing an Equity Interest (or the right to obtain any Equity Interest) in the issuing or selling Person, or (b) the receipt by any Company after the Amendment and Restatement Date of any capital contribution (whether or not evidenced by any Equity Interest issued by the recipient of such contribution) other than from any other Company; PROVIDED, HOWEVER, that the issuance of any debt security that is convertible into or exchangeable for Equity Interests or Equity Rights shall, for purposes of Section 2.10(a), be a Debt Issuance and not an Equity Issuance. Notwithstanding the foregoing, each of the following shall be deemed not an Equity Issuance: (i) any issuance of Equity Interests of Holdings to the seller or sellers in consideration for a Permitted Acquisition;
(ii) any issuance or sale of Equity Interests of any Person (other than Borrower) owned by any Company (which, for the avoidance of doubt, is treated as a Disposition); (iii) any individual issuance or sale by Holdings of Equity Interests of Holdings to any employee, director, officer or consultant in the ordinary course of business in an aggregate amount for all such issuances and sales not to exceed 10% of the then outstanding Equity Interests of Holdings;
(iv) any issuance of Equity Interests of Holdings to the extent that the proceeds thereof are used for a substantially contemporaneous purchase or redemption of Equity Interests of Holdings pursuant to Section 9.10(b)(ii); (v) the issuance of any common Equity Interests (x) on the Amendment and Restatement Date in connection with the Amended and Restated Transactions (including common Equity Interests issued as part of the Mezzanine Financing, common Equity Interests issued to the seller in the Ellison Acquisition, and new common Equity Interests issued to the Investors and others to provide financing for the Amended and Restated Transactions) and (y) after the Amendment and Restatement Date pursuant to the Ellison Acquisition Agreement (as in effect on the Amendment and Restatement Date); and (vi) Equity Issuances to any of the Investors or their Affiliates in an aggregate amount not to exceed $5.0 million since the Amendment and Restatement Date so long as the entire net proceeds thereof are used solely for working capital purposes.

                  "EQUITY RIGHTS" shall mean, with respect to any Person, any outstanding subscriptions, options, warrants, commitments, preemptive rights or agreements of any kind (including any stockholders' or voting trust agreements) for the issuance, sale, registration or voting of, or outstanding securities convertible into, any additional Equity Interests of any class, or partnership or other ownership interests of any type in, such Person.

                  "ERISA" shall mean the United States Employee Retirement Income Security Act of 1974, as amended.

                  "ERISA ENTITY" shall mean any member of an ERISA Group.

                  "ERISA EVENT" shall mean (a) any "reportable event," as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived, the failure to make by its due date a required installment under Section 412(m) of the Code with respect to any Plan or the failure to make any required contribution to a Multiemployer Plan; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by any ERISA Entity of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by any ERISA Entity from the PBGC of any notice relating to an intention of the PBGC to terminate any Plan or Plans or to appoint a trustee to administer any Plan, or the occurrence of any event or condition which is reasonably likely to constitute grounds under ERISA for the PBGC to terminate or appoint a trustee to administer any Plan; (f) the incurrence by any ERISA Entity of any liability with respect to the withdrawal or partial withdrawal from any Multiemployer Plan; (g) the receipt by an ERISA Entity of any notice, or the receipt by any Multiemployer Plan from any Company of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA; (h) the making of any amendment to any Plan which could result in the imposition of a lien or the posting of a bond or other security; or (i) the occurrence of a nonexempt prohibited transaction (within the meaning of Section 4975 of the Code or Section 406 of ERISA) which is reasonably likely to result in liability to any Company.

                  "ERISA GROUP" shall mean any Company and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with any Subsidiary are treated as a single employer under Section 414 of the Code.

                  "EVENT OF DEFAULT" see Section 10.

                  "EXCESS CASH FLOW" shall mean, for any period, (A) the sum of
(i) Consolidated EBITDA for such period (calculated for this definition by adding back the cash portion of all extraordinary or non-recurring items of income (other than from Dispositions and Excluded Dispositions) to the extent excluded in the calculation of Adjusted Net Income and by deducting the cash portion of all extraordinary or non-recurring items of expense to the extent excluded in the calculation of Adjusted

Net Income), (ii) any net decrease in Working Capital during such period
(except to the extent attributable to assets or Persons subject to a Disposition during such period), and (iii) cash received from the proceeds of any life insurance or "key man" policy during such period, MINUS (B) the sum of (i) cash interest expense (including, without duplication, Capital Lease expense, letter of credit fees and commitment fees) of Borrower and its Consolidated Subsidiaries for such period to the extent deducted in calculating Adjusted Net Income, (ii) the sum of all scheduled principal payments (other than pursuant to Section 2.10(a)(v)) on any Indebtedness (including Capital Leases and Term Loans pursuant to Section 3.01(b)) of Borrower and its Consolidated Subsidiaries made during such period from internally generated funds, all prepayments of Revolving Credit Loans made from internally generated funds and to the extent accompanied by a permanent reduction in Revolving Credit Commitments and voluntary prepayments of Term Loans pursuant to Section 2.09 made from internally generated funds, (iii) Capital Expenditures made during such period by Borrower and the Subsidiaries from internally generated funds (including expenditures that would be Capital Expenditures but for being excluded from the definition of Capital
Expenditures by clauses (v), (vii), (viii), (ix) and (x) thereof), (iv) all income taxes actually paid in cash by Borrower or any Subsidiary during such period or within a normal payment period thereafter (PROVIDED, HOWEVER, that any amount deducted pursuant to this clause (iv) which was not actually paid during such period shall not again be deducted for determining Excess Cash
Flow for another period), (v) cash dividends paid during such period by Borrower pursuant to Section 9.10(b)(ii) to the extent made with internally generated funds, (vi) cash paid during such period for any Permitted
Acquisition to the extent funded from internally generated funds, and (vii) any net increases in Working Capital during such period (except to the extent attributable to assets or Persons subject to an Acquisition during such period).

                  "EXCHANGE ACT" shall mean the United States Securities Exchange Act of 1934, as amended.

                  "EXCLUDED DISPOSITIONS" shall mean (i) Dispositions for fair market value resulting in no more than $2.0 million in aggregate proceeds in any fiscal year; (ii) an exchange of equipment or inventory for other equipment or inventory, provided that the Company effecting such exchange receives at least substantially equivalent value in such exchange for the Property disposed of;
(iii) any transaction permitted by Section 9.06 (other than clauses (g) and (h) thereof), any Lien permitted by Section 9.07 and any Investment permitted by
Section 9.09; (iv) any issuance of Equity Interests by any Subsidiary to directors or nominees if required by applicable law if resulting in DE MINIMIS proceeds; (v) the sale of inventory in the ordinary course of business; and (vi) the Greenville Sale-Leaseback.

                  "EXCLUDED EQUITY ISSUANCE" shall mean any issuance of Equity Interests of Holdings excluded from the definition of Equity Issuance by virtue of clause (iv) of the second sentence thereof.

                  "EXCLUDED TAXES" see Section 5.06(a).

                  "EXEMPT LENDER" see Section 5.06(b).

                  "EXISTING AFFILIATE AGREEMENTS" see Section 9.15.

                  "FAIR MARKET VALUE" shall mean, with respect to any asset, a price (after taking into account any liabilities relating to such assets), as determined by Borrower in good faith, that is within a reasonable range of prices which could be negotiated in an arm's-length free market transaction, for cash, between a willing seller and a willing and able buyer, neither of which is under any compulsion to complete the transaction.

                  "FEDERAL FUNDS RATE" shall mean, for any day, the rate PER ANNUM (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; PROVIDED, HOWEVER, that (a) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day and (b) if such rate is not so published for any Business Day, the Federal Funds Rate for such Business Day shall be the average rate quoted to the Administrative Agent on such Business Day on such transactions by three federal funds brokers of recognized standing, as determined by the Administrative Agent.

                  "FEE LETTER" shall mean the New Credit Facilities Fee Letter dated as of July 28, 2000 by and among Merrill Lynch Capital Corporation and Borrower and the other parties thereto.

                  "FINAL MATURITY DATE" shall mean June 30, 2006.

                  "FINANCIAL MAINTENANCE COVENANTS" shall mean the covenants set forth in Section 9.11(a) through (e).

                  "FIXED CHARGE COVERAGE RATIO" shall mean, for any Test Date, the ratio of (x) Consolidated EBITDA for the Measurement Period ending on or immediately prior to such Test Date to (y) Fixed Charges for such Measurement Period; PROVIDED, HOWEVER, that prior to the first anniversary of the Amendment and Restatement Date, (i) Consolidated Interest Expense included in Fixed Charges shall be calculated on a pro forma basis as if the Amended and Restated Transactions had occurred on the first day of such Measurement Period and (ii) Capital Expenditures included in Fixed Charges shall be deemed to be $3 million for each of the fiscal quarters ending on each of the following dates: December 31, 1999, March 31, 2000, June 30, 2000 and September 30, 2000.

                  "FIXED CHARGES" shall mean, for any Measurement Period, the sum of (i) Consolidated Interest Expense for such period, (ii) the sum of all scheduled principal payments on any Indebtedness of Borrower and its Consolidated Subsidiaries (including, without duplication, any lease payments in respect of Capital Leases attributable to the principal component thereof for such period), and (iii) Capital Expenditures during such period.

                  "FOREIGN PLAN" shall mean any employee benefit plan, program, policy, arrangement or agreement maintained or contributed to by, or entered into with, Borrower or any Subsidiary with respect to employees employed outside the United States.

                  "FOREIGN SUBSIDIARY" shall mean any direct or indirect Subsidiary organized outside of the United States as defined in Section 7701(a)(9) of the Code (or any successor provision).

                  "FUNDING DATE" shall mean the date of the making of any extension of credit hereunder (including the Amendment and Restatement Date).

                  "GAAP" shall mean generally accepted accounting principles set forth as of the relevant date in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination.

                  "GEIPPP II" see the definition of "Investors."

                  "GOVERNMENTAL AUTHORITY" shall mean any government or political subdivision of the United States or any other country or any agency, authority, board, bureau, central bank, commission, department or instrumentality thereof or therein, including, without limitation, any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to such government or political subdivision.

                  "GREENVILLE ACQUISITION" shall mean the acquisition by Borrower of the property (the "GREENVILLE PROPERTY") located at 1001 Ed Rutherford Road, Greenville, Texas and described in a Purchase and Sale Agreement dated February 24, 1999 by and between DowBrands, Inc. and Borrower for a purchase price of $2.9 million.

                  "GREENVILLE EXPENDITURES" shall mean expenditures by Borrower to effect improvements of the Greenville Property in an amount not to exceed $2.0 million.

                  "GREENVILLE SALE-LEASEBACK" shall mean the sale by Borrower of the Greenville Property for a price not less than $4.9 million and contemporaneous leasing of the Greenville Property to Borrower by the purchaser.

                  "GROSS-UP AMOUNT" see Section 5.06(a).

                  "GUARANTEE" shall mean the guarantee of each Guarantor pursuant to Section 6.

                  "GUARANTEED OBLIGATIONS" see Section 6.01.

                  "GUARANTORS" shall mean Holdings, each Subsidiary listed on
SCHEDULE 1.01(c) and each direct and indirect Wholly Owned Subsidiary that guarantees the payment of the Obligations of Borrower under the Credit Documents pursuant to Section 9.20.

                  "GUARANTY OBLIGATION" see the definition of "Contingent Obligation."

                  "HAZARDOUS MATERIAL" shall mean any pollutant, contaminant, toxic, hazardous or extremely hazardous substance, constituent or waste, or any other constituent, waste, material, compound or substance subject to regulation under any Environmental Law including, without limitation, petroleum or any petroleum product, including crude oil or any fraction thereof, polychlorinated biphenyls, urea-formaldehyde insulation and asbestos.

                  "HOLDINGS" shall mean D and W Holdings, Inc., a Delaware corporation, the survivor of the merger with Atrium Corporation, a Delaware corporation and the direct parent of Borrower, on the Amendment and Restatement Date.

                  "IN THE ORDINARY COURSE OF BUSINESS" shall mean in the ordinary course of business of Borrower and the Subsidiaries and on ordinary business terms.

                  "INCUR" shall mean, with respect to any Indebtedness or other obligation of any Person, to create, issue, incur (including by conversion, exchange or otherwise), assume, guarantee or otherwise become liable in respect of such Indebtedness or other obligation or the recording, as required pursuant to GAAP or otherwise, of any such Indebtedness or other obligation on the balance sheet of such Person (and "INCURRENCE," "INCURRED" and "INCURRING" shall have meanings correlative to the foregoing). Indebtedness of any Person or any of its Subsidiaries existing at the time such Person becomes a Company (or is merged into or consolidates with any Company), whether or not such Indebtedness was incurred in connection with, or in contemplation of, such Person becoming a Company (or being merged into or consolidated with any Company), shall be deemed incurred at the time any such Person becomes a Company or merges into or consolidates with any Company. Neither the accrual of interest, nor the accretion of accreted value or amortization of financing fees, shall be deemed to be an incurrence.

                  "INDEBTEDNESS" shall mean, for any Person, without duplication, (a) all indebtedness for borrowed money of such Person; (b) all non-contingent (but only so long as non-contingent) obligations issued, undertaken or assumed by such Person as the deferred purchase price of Property or services (other than trade payables and accrued expenses paid on customary terms and not more than 60 days past due and incurred in the ordinary course of business on ordinary terms); (c) all non-contingent reimbursement or payment obligations of such Person with respect to Surety Instruments (such as, for example, unpaid reimbursement obligations in respect of a drawing under a letter of credit); (d) all obligations of such Person evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of Property or businesses; (e) all indebtedness of such Person created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to Property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such Property), the amount of such indebtedness to be deemed the fair market value of such Property; (f) all Capital Lease Obligations of such Person; (g) all net obligations of such Person with respect to Swap Contracts (such obligations to be equal at anytime to the aggregate net amount that would have been payable or receivable by such Person at the most recent fiscal quarter end in connection with the termination of such Swap Contracts at such fiscal quarter end); (h) all amounts required to be paid by such Person as a guaranteed payment to partners, including any mandatory redemption of shares or interests; (i) all indebtedness of other Persons referred to in clauses (a) through (h) above secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in Property (including accounts and contracts rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such indebtedness, the amount of such indebtedness to be deemed to be the fair market value of such Property; and (j) all Guaranty Obligations of such Person in respect of indebtedness or obligations of others of the kinds referred to in clauses (a) through (h) above. Indebtedness shall not include accounts extended by suppliers in the ordinary course of business on normal trade terms in connection with the purchase of goods and services. The Indebtedness of any Person shall include any Indebtedness of any partnership in which such Person is the general partner.

                  "INDEMNITEE" see Section 12.03.

                  "INITIAL PUBLIC OFFERING" shall mean a primary underwritten public offering of the common stock of Holdings or any other direct or indirect holding company thereof, other than any public offering or sale pursuant to a registration statement on Form S-8 or a comparable form.

                  "INSOLVENCY PROCEEDING" shall mean, with respect to any Person, (a) any case, action or proceeding with respect to such Person before any court or by or before any other Governmental Authority relating to bankruptcy, insolvency, reorganization, liquidation, receivership, dissolution, sequestration, conservatorship, winding-up or relief of debtors (or the passing of a resolution for or with a view to any of the foregoing), or (b) any assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other similar arrangement in respect of such Person's creditors generally or any substantial portion of its creditors.

                  "INTERCOMPANY NOTE" shall mean a promissory note substantially in the form of EXHIBIT B.

                  "INTEREST COVERAGE RATIO" shall mean, for any Test Date, the ratio of (x) Consolidated EBITDA for the Measurement Period ending on or immediately prior to such Test Date to (y) Consolidated Interest Expense for such Measurement Period; PROVIDED, HOWEVER, that prior to the first anniversary of the Amendment and Restatement Date, Consolidated Interest Expense shall be calculated on a pro forma basis as if the Amended and Restated Transactions had occurred on the first day of such Measurement Period.

                  "INTEREST PERIOD" shall mean, with respect to any LIBOR Loan, each period commencing on the date such LIBOR Loan is made or Converted from an ABR Loan or the last day of the next preceding Interest Period for such LIBOR Loan and (subject to the requirements of Sections 2.01(a), 2.01(b), 2.01(c), 2.01(d) and 2.09) ending on the numerically corresponding day in the first, second, third or sixth calendar month or, if available to all Lenders, the ninth or twelfth calendar month thereafter or, in the case of a seven-day LIBOR Loan, the seventh day thereafter, as Borrower may select as provided in Section 4.05, except that each Interest Period that commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month. Notwithstanding the foregoing: (i) if any Interest Period for any Revolving Credit Loan would otherwise end after the Revolving Credit Commitment Termination Date, such Interest Period shall end on the Revolving Credit Commitment Termination Date; (ii) no Interest Period for any Term Loan may commence before and end after any Principal Payment Date, unless, after giving effect thereto, the aggregate principal amount of the Term Loans having Interest Periods that end after such Principal Payment Date shall be equal to or less than the aggregate principal amount of the Term
Loans scheduled to be outstanding after giving effect to the payments of principal required to be made on such Principal Payment Date; (iii) each Interest Period that would otherwise end on a day that is not a Business Day shall end on the next succeeding Business Day (or, if such next succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day); and (iv) notwithstanding clauses (i) and (ii) above, no Interest Period shall have a duration of less than one month and, if the Interest Period for any LIBOR Loan would otherwise be a shorter period, such Loan shall not be available hereunder as a LIBOR Loan for such period;
PROVIDED, HOWEVER, that the foregoing shall not prohibit an Interest Period of seven days pursuant to and in accordance with Section 4.05.

                  "INTEREST RATE CERTIFICATE" shall mean an Officer's Certificate substantially in the form of EXHIBIT C, delivered pursuant to
Section 9.01(e), demonstrating in reasonable detail the calculation of the Total Leverage Ratio as of the last day of the Measurement Period then last ended on or immediately prior to the date such certificate is required to be delivered.

                  "INTEREST RATE PROTECTION AGREEMENT" shall mean, for any Person, an interest rate swap, cap, floor or collar agreement or similar arrangement between such Person and one or more financial institutions providing for the transfer or mitigation of interest risks either generally or under specific contingencies.

                  "INTERNALLY GENERATED FUNDS" shall mean funds not generated from the proceeds of any Loan, Debt Issuance, Equity Issuance, Disposition, insurance recovery or Indebtedness (in each case without regard to the exclusions from the definition thereof) (other than transactions in the ordinary course of business).

                  "INVESTMENT" shall mean, for any Person: (a) the acquisition (whether for cash, Property, services or securities or otherwise) of Equity Interests, bonds, notes, debentures or other securities of any other Person; (b) the making of any deposit with, or advance, loan or other extension of credit to, any other Person (including the purchase of Property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such Property to such Person); (c) any capital contribution to (by means of any transfer of cash or other Property to others or any payment for Property or services for the account or use of others) any other Person; (d) the entering into, or direct or indirect incurrence, of any Guaranty Obligation with respect to Indebtedness or other liability of any other Person; (e) the entering into of any Swap Contract; or (f) any agreement to make any Investment (including any "short sale" or any sale of any securities at a time when such securities are not owned by the Person entering in to such sale).

                  "INVESTORS" shall mean Ardshiel, Inc. ("ARDSHIEL") and GE Investment Private Placement Partners II, Limited Partnership ("GEIPPP II").

                  "ISSUING LENDER" shall mean Fleet National Bank or any of its Affiliates, or such other Lender or Lenders selected by Borrower reasonably satisfactory to the Administrative Agent, as the issuer of Letters of Credit under Section 2.03, together with its successors and assigns in such capacity.

                  "JOINDER AGREEMENT" shall mean a Joinder Agreement substantially in the form of EXHIBIT K.

                  "LEAD ARRANGER" see the introduction to this Agreement.

                  "LEASE" shall mean any lease, sublease, franchise agreement, license, occupancy or concession agreement.

                  "LENDER" and "LENDERS" see the introduction to this Agreement.

                  "LETTER OF CREDIT" see Section 2.03.

                  "LETTER OF CREDIT DOCUMENTS" shall mean, with respect to any Letter of Credit, collectively, any other agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for (a) the rights and obligations of the parties concerned or at risk with respect to such Letter of Credit or (b) any collateral security for any of such obligations, each as the same may be modified and supplemented and in effect from time to time.

                  "LETTER OF CREDIT INTEREST" shall mean, for each Revolving Credit Lender, such Lender's participation interest (or, in the case of the Issuing Lender, the Issuing Lender's retained interest) in the Issuing Lender's liability under Letters of Credit and such Lender's rights and interests in Reimbursement Obligations and fees, interest and other amounts payable in connection with Letters of Credit and Reimbursement Obligations.

                  "LETTER OF CREDIT LIABILITY" shall mean, without duplication, at any time and in respect of any Letter of Credit, the sum of (a) the undrawn face amount of such Letter of Credit, PLUS (b) the aggregate unpaid principal amount of all Reimbursement Obligations of Borrower at such time due and payable in respect of all drawings made under such Letter of Credit.

                  "LIBOR BASE RATE" shall mean, with respect to any LIBOR Loan for any Interest Period therefor, the rate PER ANNUM determined by the Administrative Agent to be the arithmetic mean (rounded to the nearest 1/100th of 1%) of the offered rates for deposits in Dollars with a term comparable to such Interest Period that appears on the Telerate Screen 3750 (as defined below) at approximately 11:00 a.m., London, England time, on the second full Business Day preceding the first day of such Interest Period; PROVIDED, HOWEVER, that (i) if no comparable term for an Interest Period is available, the LIBOR Base Rate shall be determined using the weighted average of the offered rates for the two terms most nearly corresponding to such Interest Period and (ii) if there shall at any time no longer exist a Telerate Screen 3750, "LIBOR Base Rate" shall mean, with respect to each day during each Interest Period pertaining to LIBOR Loans comprising part of the same Borrowing, the rate PER ANNUM equal to the rate at which the Administrative Agent is offered deposits in Dollars at approximately 11:00 a.m., London, England time, two Business Days prior to the first day of such Interest Period in the London interbank market for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to its portion of the amount of such LIBOR Loan to be outstanding during such Interest Period. "TELERATE
SCREEN 3750" shall mean the display designated as Page 3750 on the Telerate Service (or such other page as may replace such page on such service for the purpose of displaying the rates at which Dollar deposits are offered by leading banks in the London interbank deposit market).

                  "LIBOR LOANS" shall mean Loans that bear interest at rates based on rates referred to in the definition of LIBOR Base Rate in this Section 1.01.

                  "LIBOR RATE" shall mean, for any LIBOR Loan for any Interest Period therefor, a rate PER ANNUM (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by the Administrative Agent to be equal to the LIBOR Base Rate for such Loan for such Interest Period divided by 1 minus the Reserve Requirement (if any) for such Loan for such Interest Period.

                  "LIEN" shall mean, with respect to any Property, any mortgage, lien, pledge, claim, charge, security interest or encumbrance of any kind, any other type of preferential arrangement in respect of such Property having the effect of a security interest or any filing consented to by any Company of any financing statement under the UCC or any other similar notice of Lien under any similar notice or recording statute of any Governmental Authority consented to by any Company, including any easement, right-of-way or other encumbrance on title to Real Property, and any agreement to give any of the foregoing. For purposes of the Credit Documents, a Person shall be deemed to own subject to a Lien any Property that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement (other than an operating lease) relating to such Property.

                  "LOANS" shall mean the Revolving Credit Loans and the Term Loans.

                  "LOSSES" of any Person shall mean the losses, liabilities, claims (including those based upon negligence, strict or absolute liability and liability in tort), damages, reasonable expenses, obligations, penalties, actions, judgments, encumbrances, liens, penalties, fines, suits, reasonable and documented costs or disbursements of any kind or nature whatsoever (including reasonable fees and expenses of counsel in connection with any Proceeding commenced or threatened in writing, whether or not such Person shall be designated a party thereto) at any time (including following the payment of the Obligations) incurred by, imposed on or asserted against such Person.

                  "MAJORITY LENDERS" shall mean Lenders holding at least a majority of the sum of (without duplication) (a) the aggregate principal amount of outstanding Loans (other than Swing Loans), PLUS (b) the aggregate amount of all Letter of Credit Liabilities, PLUS (c) the aggregate Unuti-lized Revolving Credit Commitments then in effect, PLUS (d) the aggregate Term Loan Commitments then in effect, PLUS (e) in the case of the Swing Loan Lender only, the aggregate amount of Swing Loans then outstanding.

                  "MAJORITY REVOLVING CREDIT LENDERS" shall mean Lenders holding at least a majority of the sum of (without duplication) (a) the aggregate principal amount of outstanding Revolving Credit Loans, PLUS (b) the aggregate amount of all Letter of Credit Liabilities, PLUS (c) the aggregate Unutilized Revolving Credit Commitments then in effect, PLUS (d) in the case of the Swing Loan Lender only, the aggregate amount of Swing Loans then outstanding.

                  "MAJORITY TRANCHE A TERM LOAN LENDERS" shall mean Lenders holding at least a majority of the aggregate principal amount of outstanding Tranche A Term Loans.

                  "MAJORITY TRANCHE B TERM LOAN LENDERS" shall mean Lenders holding at least a majority of the aggregate principal amount of outstanding Tranche B Term Loans.

                  "MAJORITY TRANCHE C TERM LOAN LENDERS" shall mean Lenders holding at least a majority of the aggregate principal amount of outstanding Tranche C Term Loans.

                  "MANAGEMENT AGREEMENT" shall mean the management agreement dated as of October 2, 1998 among Ardshiel, Holdings and Borrower, as such agreement may be amended and in effect from time to time in accordance with its terms and this Agreement.

                  "MARGIN STOCK" shall mean margin stock within the meaning of Regulations T, U and X.

                  "MATERIAL ADVERSE CHANGE" shall mean, with respect to any Person, a material adverse change, or any condition or event that has resulted or could reasonably be expected to result in a material adverse change, in the business, operations, financial condition or results of operations of such Person, together with the Subsidiaries taken as a whole. Unless otherwise indicated, Material Adverse Change refers to Borrower and the Subsidiaries taken as a whole.

                  "MATERIAL ADVERSE EFFECT" shall mean, any of (a) a material adverse effect, or any condition or event that has resulted or could reasonably be expected to result in a material adverse effect, on the business, operations, financial condition or results of operations of Borrower, together with the Subsidiaries taken as a whole, (b) a material adverse effect on the ability of the Obligors to consummate in a timely manner the Transactions or to perform any of their material obligations under any Credit Document, (c) an adverse effect on the legality, binding effect or enforceability of any material provision of any Credit Document or any of the material rights and remedies of the Lenders, the Issuing Lender or Lead Arranger thereunder or (d) a material adverse effect on the Collateral or the Liens in favor of the Administrative Agent on the Collateral or the priority of such Liens.

                  "MEASUREMENT PERIOD" shall mean the most recent trailing four fiscal quarters of Borrower for which financial statements have been, or should have been, provided pursuant to Section 9.01(a) or (b).

                  "MEZZANINE FINANCING" see introduction to this Agreement.

                  "MEZZANINE INVESTORS" see introduction to this Agreement.

                  "MEZZANINE SECURITIES" see introduction to this Agreement and shall include any senior PIK notes of Holdings issued as payment of interest on such notes or in exchange for the Mezzanine Securities issued on the Amendment and Restatement Date in accordance with the Mezzanine Securities Documents.

                  "MEZZANINE SECURITIES DOCUMENTS" shall mean the Mezzanine Securities, the Mezzanine Securities Indenture, the Mezzanine Securities Purchase Agreement, an exchange and registration rights agreement relating to the senior PIK notes due 2010 issued by Holdings as part of the Mezzanine Financing, a registration rights agreement relating to the common stock issued by Holdings as part of the Mezzanine Financing, and all other documents relating thereto, as any such documents may be amended from time to time in accordance with their terms and this Agreement.

                  "MEZZANINE SECURITIES INDENTURE" shall mean the Indenture between Holdings, as issuer, and a trustee to be named in the form attached to the Mezzanine Securities Purchase Agreement, as such may be amended and in effect from time to time in accordance with its terms and this Agreement.

                  "MEZZANINE SECURITIES PURCHASE AGREEMENT" shall mean the Securities Purchase Agreement among Holdings and the purchasers listed on the signature pages thereto dated as of the Amendment and Restatement Date relating to the 15% senior PIK notes due 2010 and the common stock of Holdings.

                  "MORTGAGE" shall mean an agreement, including, but not limited to, a mortgage, deed of trust or any other document, creating and evidencing a Lien on a Mortgaged Real Property, which shall be substantially in the form of EXHIBIT D-1, with such schedules and including such provisions as shall be necessary to conform such document to applicable or local law or as shall be customary under local law, as the same may at any time be amended in accordance with the terms thereof and hereof.

                  "MORTGAGE AMENDMENT" shall mean an amendment to a Mortgage, which shall be substantially in the form of EXHIBIT D-2, with such schedules and including such provisions as shall be necessary to conform such document to applicable or local law or as shall be customary under local law, as the same may at any time be amended in accordance with the terms thereof and hereof.

                  "MORTGAGED REAL PROPERTY" shall mean each Real Property set forth on SCHEDULE 7.02(XV) which shall be subject to a Mortgage delivered on the Original Closing Date, the Amendment and Restatement Date or thereafter (if any) pursuant to Sections 7.02(xv) and 9.12.

                  "MT. PLEASANT ACQUISITION/WING II ACQUISITION" shall mean (i) the acquisition by Borrower of the property (the "MT. PLEASANT PROPERTY") previously leased by Wing Industries, Inc. from Metal Industries, Inc. for a purchase price of approximately $454,000 and (ii) the acquisition of the property (the "WING II PROPERTY") leased by Wing Industries, Inc. from the Greenville Economic Development Corporation for a purchase price of approximately $299,000.

                  "MULTIEMPLOYER PLAN" shall mean at any time a multiemployer plan within the meaning of Section 4001(a)(3) of ERISA (i) to which any member of the ERISA Group is then making or accruing an obligation to make contributions while a member of the ERISA Group, (ii) to which any member of the ERISA Group has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five year period, or (iii) with respect to which any Company is reasonably likely to incur liability.

                  "NAIC" shall mean the National Association of Insurance Commissioners.

                  "NET AVAILABLE PROCEEDS" shall mean:

                  (i) in the case of any Disposition Event, the amount of Net Cash Payments received by any Company in connection with such Disposition Event less deductions for amounts applied to (x) Indebtedness (other than Indebtedness hereunder) secured by Liens permitted hereunder on the assets sold, (y) taxes and (z) costs of sale;

                 (ii) in the case of any Casualty Event, the aggregate amount of proceeds of insurance, condemnation awards and other compensation received by any Company in respect of such Casualty Event net of (A) fees and expenses incurred by such Company in connection with recovery thereof, (B) repayments of Indebtedness (other than Indebtedness hereunder) to the extent secured by a Lien on such Property that is permitted hereunder, and (C) any taxes (including income, transfer, stamp, duty, customs, withholding and any other taxes) paid or payable by any Company in respect of the amount so recovered (after application of all credits and other offsets); and

                (iii) in the case of any Equity Issuance or any Debt Issuance, the aggregate amount of all cash received by the Person effecting such transaction in respect thereof net of all investment banking fees, discounts and commissions, legal fees, consulting fees, accountants' fees, underwriting discounts and commissions and other customary fees and expenses, actually incurred and satisfactorily documented in connection therewith.

                  "NET CASH PAYMENTS" shall mean, with respect to any Disposition Event, the aggregate amount of all cash payments (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when received) received by any Company directly or indirectly in connection with such Disposition Event; PROVIDED, HOWEVER, that Net Cash Payments shall be net (without duplication) of (i) the amount of all fees and expenses paid by any Company in connection with such Disposition Event (the "RELEVANT DISPOSITION"); (ii) any taxes (including income, transfer, stamp, duty, customs, withholding and any other taxes) paid or estimated to be payable by any Company as a result of the Relevant Disposition (after application of all credits and other offsets); (iii) any repayments by any Company of Indebtedness other than Indebtedness hereunder to the extent that (a) such Indebtedness is secured by a Lien on the Property that is the subject of the Relevant Disposition that is permit-ted hereunder and (b) the transferee of (or holder of a Lien on) such Property requires that such Indebtedness be repaid as a condition to the purchase or sale of such Property; (iv) amounts required to be paid to any Person (other than any Company) owning a beneficial interest in the assets subject to such Relevant Disposition; and (v) option exercise costs to acquire Property.

                  "NEW WITHHOLDING REGULATIONS" see Section 5.06(b).

                  "NON-U.S. LENDER" see Section 5.06(b).

                  "NOTES" shall mean the Revolving Credit Notes, Term Loan Notes and the Swing Loan Note.

                  "NOTICE OF ASSIGNMENT" shall mean a notice of assignment pursuant to Section 12.06 substantially in the form of EXHIBIT H.

                  "NOTICE OF BORROWING" shall mean a notice of borrowing substantially in the form of EXHIBIT I.

                  "OBLIGATIONS" shall mean all amounts, direct or indirect, contingent or absolute, of every type or description, and at any time existing, owing to any Creditor or any of its Related Parties or their respective permitted successors, transferees or assignees pursuant to the terms of any Credit Document or any Swap Contract or secured by any of the Security Documents, whether or not the right of such Person to payment in respect of such obligations and liabilities is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured and whether or not such claim is discharged, stayed or otherwise affected by any bankruptcy case or insolvency or liquidation proceeding.

                  "OBLIGORS" shall mean Borrower and the Guarantors.

                  "OFFICER'S CERTIFICATE" shall mean, as applied to any corporation, a certificate executed on behalf of such corporation by its Chairman of the Board (if an officer), its Chief Executive Officer, its Chief Financial Officer, its President or one of its Vice Presidents (or an equivalent officer) or any Assistant Treasurer in their official (and not individual) capacities; PROVIDED, HOWEVER, that every Officer's Certificate with respect to the compliance with a condition precedent to the making of any Loan or the taking of any other action hereunder shall include (i) a statement that the officers making or giving such Officer's Certificate have read such condition and any definitions or other provisions contained in this Agreement relating thereto, and (ii) a statement as to whether, in the opinion of the signers, such condition has been complied with.

                  "ORGANIC DOCUMENT" shall mean, relative to any Person, its certificate of incorporation, its by-laws, its partnership agreement, its memorandum and articles of association, share designations or similar organization documents and all shareholder agreements, voting trusts and similar arrangements applicable to any of its authorized shares of Equity Interests.

                  "ORIGINAL CLOSING DATE" shall mean the date upon which the initial extension of credit under the Original Credit Agreement was made (October 2, 1998).

                  "ORIGINAL CREDIT AGREEMENT" see the introduction to this Agreement.

                  "ORIGINAL CREDIT DOCUMENTS" shall mean the "Credit Documents" as such term is defined in the Original Credit Agreement.

                  "ORIGINAL TRANSACTION DOCUMENTS" shall mean the "Transaction Documents" as such term is defined in the Original Credit Agreement.

                  "ORIGINAL TRANSACTIONS" shall mean the "Transactions" as such term is defined in the Original Credit Agreement.

                  "OTHER TAXES" see Section 5.06(c).

                  "PARTICIPANT" see Section 12.06(c).

                  "PAYMENT DATE" shall mean any Principal Payment Date and each date on which interest is due and payable on any Loan.

                  "PAYOR" see Section 4.06.

                  "PBGC" shall mean the United States Pension Benefit Guaranty Corporation or any successor thereto.

                  "PERMITS" see Section 8.17.

                  "PERMITTED ACQUISITION" shall mean any Acquisition effected in compliance with Section 9.06(i), (m) or (o).

                  "PERMITTED HOLDERS" means each of the Investors and any Affiliates thereof.

                  "PERMITTED INVESTMENTS" shall mean, for any Person: (a) direct obligations of the United States of America, or of any agency thereof, or obligations guaranteed as to principal and interest by the United States of America, or by any agency thereof, in either case maturing not more than one year from the date of acquisition thereof by such Person; (b) time deposits, certificates of deposit or bankers' acceptances (including eurodollar deposits) issued by any bank or trust company organized under the laws of the United States of America or any state thereof and having capital, surplus and undivided profits of at least $500.0 million and a deposit rating of investment grade; (c) commercial paper rated A-1 or better by Standard & Poor's Corporation or P-1 or better by Moody's Investors Service, Inc., respectively, maturing not more than 180 days from the date of acquisition thereof by such Person; (d) repurchase obligations with a term of not more than 30 days for underlying securities of the types described in clause (a) above entered into with a bank meeting the qualifications described in clause (b) above; (e) securities with maturities of six months or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States of America, or by any political subdivision or taxing authority thereof, and rated at least A by Standard & Poor's
Corporation or A by Moody's Investors Service, Inc.; or (f) money market mutual funds that invest primarily in the foregoing items.

                  "PERMITTED LIENS" see Section 9.07.

                  "PERMITTED REFINANCING" shall mean, with respect to any Indebtedness or Contingent Obligation, any refinancing thereof, PROVIDED, HOWEVER, that (x) no Event of Default shall have occurred and be continuing or would arise therefrom, (y) any such refinancing Indebtedness shall (I) not be on financial and other terms that are, taken as a whole, materially more onerous (as determined by Borrower and the Lead Arranger) to any Company or Creditor than the Indebtedness or Contingent Obligation being refinanced and shall not have defaults, rights or remedies more burdensome (as determined by Borrower and the Lead Arranger) to any Company or Creditor than the Indebtedness being refinanced, (II) not have a stated maturity or weighted average life that is shorter than the Indebtedness or Contingent Obligation being refinanced, (III) if the Indebtedness or Contingent Obligation being refinanced is subordinated by its terms or by the terms of any agreement or instrument relating to such Indebtedness or Contingent Obligation, be at least as subordinate to the Obligations as the Indebtedness or Contingent Obligation being refinanced (and unsecured if the refinanced Indebtedness is unsecured), and (IV) be in principal amount that does not exceed the principal amount so refinanced, plus the lesser of (1) the stated amount of any premium or other payment required to be paid in connection with such refinancing pursuant to the terms of the Indebtedness or Contingent Obligation being refinanced and (2) the amount of premium or other payment actually paid at such time to refinance the Indebtedness, PLUS, in either case, the amount of fees and reasonable expenses of any Company incurred in connection with such refinancing, and (z) the sole obligor on such refinancing Indebtedness or Contingent Obligation shall be the original obligor on such Indebtedness or Contingent Obligation being refinanced; PROVIDED, HOWEVER, that any guarantor of the Indebtedness or Contingent Obligation being refinanced shall be permitted to guarantee the refinancing Indebtedness.

                  "PERSON" shall mean any individual, corporation, company, voluntary association, partnership, limited liability company, joint venture, trust, unincorporated organization or government (or any agency, instrumentality or political subdivision thereof).

                  "PLAN" shall mean at any time an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code or
Section 302 of ERISA and is maintained or contributed to by any member of the ERISA Group or with respect to which any Company could incur liability.

                  "PLEDGED COLLATERAL" shall have the meaning set forth in the Security Agreement.

                  "PRIME RATE" shall mean for any day, a rate PER ANNUM that is equal to the corporate base rate of interest established by the Administrative Agent from time to time, changing when and as said corporate base rate changes. The corporate base rate is not necessarily the lowest rate charged by the Administrative Agent to its customers.

                  "PRINCIPAL OFFICE" shall mean the principal office of the Administrative Agent, located on the Amendment and Restatement Date at Fleet National Bank, 100 Federal Street, Mail Stop 01-08-05, Boston, Massachusetts 02110, or such other office as may be designated by the Administrative Agent.

                  "PRINCIPAL PAYMENT DATE" shall mean, with respect to any Term Loan, each Quarterly Date or other date set forth on Schedule 3.01(b) on which a payment of principal is due with respect to such Term Loan.

                  "PRIOR LIENS" shall mean Liens which, pursuant to the provisions of any Security Document, are or may be superior to the Lien of such Security Document.

                  "PRO FORMA BALANCE SHEETS" see Section 8.02(d).

                  "PROCEEDING" shall mean any claim, counterclaim, action, judgment, suit, hearing, governmental investigation, arbitration or proceeding, including by or before any Governmental Authority and whether judicial or administrative.

                  "PROPERTY" shall mean any right, title or interest in or to property or assets of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible and including Equity Interests or other ownership interests of any Person.

                  "QUALIFIED CAPITAL STOCK" shall mean with respect to any Person any Equity Interest of such Person that is not Disqualified Capital Stock.

                  "QUALIFIED SUBSIDIARY" shall mean any Wholly Owned Subsidiary that is an Obligor.

                  "QUARTER" shall mean each three month period ending on March 31, June 30, September 30 and December 31.

                  "QUARTERLY DATES" shall mean the last Business Day of March, June, September and December in each year, commencing with the last Business Day of December 2000.

                  "REAL PROPERTY" shall mean all right, title and interest of any Company (including, without limitation, any leasehold estate) in and to a parcel of real property owned or operated by any Company, whether by lease, license or other use agreement, together with, in each case, all improvements and appurtenant fixtures, equipment, personal property, easements and other property and rights incidental to the ownership, lease or operation thereof or thereon.

                  "REDEEM" shall mean redeem, repurchase, repay, defease or otherwise acquire or retire for value; and "REDEMPTION" and "REDEEMED" have correlative meanings.

                  "REFINANCE" shall mean refinance, renew, extend, replace, defease or refund, in whole or in part, including successively; and "REFINANCING" and "REFINANCED" have correlative meanings.

                  "REGISTER" see Section 2.08.

                  "REGULATION D" shall mean Regulation D (12 C.F.R. Part 204) of the Board of Governors of the United States Federal Reserve System.

                  "REGULATIONS T, U AND X" shall mean, respectively, Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) and Regulation X (12 C.F.R. Part 224) of the Board of Governors of the United States Federal Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time.

                  "REGULATORY CHANGE" shall mean, with respect to any Lender, any change after the Original Closing Date in United States Federal, state or foreign law or regulations (including Regulation D) or the adoption or making after the Original Closing Date of any interpretation, directive or request applying to a class of banks or other financial institutions including such Lender of or under any Federal, state or foreign law or regulations (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) by any court or governmental or monetary authority or any other regulatory agency with proper authority, including non-governmental agencies or bodies, charged with the interpretation or administration thereof or by the NAIC.

                  "REIMBURSEMENT OBLIGATIONS" shall mean, at any time, the obligations of Borrower then outstanding, or that may thereafter arise in respect of all Letters of Credit then outstanding, to reimburse amounts paid by the Issuing Lender in respect of any drawings under a Letter of Credit.

                  "RELATED DOCUMENTS" shall mean any agreement, document or instrument entered into by any Obligor in connection with any Acquisition or debt or equity financing, as any such agreement, document or instrument is amended and in effect from time to time in accordance with its respective terms and this Agreement.

                  "RELATED PARTIES" see Section 11.01.

                  "RELEASE" shall mean any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the environment.

                  "RELEVANT DISPOSITION" see the definition of Net Cash
Payments.

                  "REPLACED LENDER" see Section 2.11.

                  "REPLACEMENT LENDER" see Section 2.11.

                  "REQUIRED PAYMENT" see Section 4.06.

                  "REQUIREMENT OF LAW" shall mean as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.

                  "RESERVE REQUIREMENT" shall mean, for any Interest Period for any LIBOR Loan, the average maximum rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during such Interest Period under Regulation D by member banks of the United States Federal Reserve System in New York City with deposits exceeding one billion Dollars against "Eurocurrency liabilities" (as such term is used in Regulation D).

                  "RESET DATE" see the definition of Applicable Margin.

                  "RESPONSIBLE OFFICER" shall mean the Chief Executive Officer of Borrower or the President of Borrower or, with respect to financial matters, the Chief Financial Officer of Borrower, any Vice President-Finance or Treasurer (or an equivalent officer).

                  "REVOLVING CREDIT COMMITMENT" shall mean, for each Revolving Credit Lender, the obligation of such Lender to make Revolving Credit Loans in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set opposite the name of such Lender on ANNEX A under the caption "Revolving Credit Commitment" (as the same may be reduced from time to time pursuant to Section 2.04 or changed pursuant to Section 12.06(b)). The aggregate principal amount of the Revolving Credit Commitments on the Amendment and Restatement Date is $47.0 million.

                  "REVOLVING CREDIT COMMITMENT PERCENTAGE" shall mean, with respect to any Revolving Credit Lender, the ratio of (a) the amount of the Revolving Credit Commitment of such Lender to (b) the aggregate amount of the Revolving Credit Commitments of all of the Lenders.

                  "REVOLVING CREDIT COMMITMENT TERMINATION DATE" shall mean June 30, 2004.

                  "REVOLVING CREDIT COMMITMENTS" shall mean the aggregate sum of the Revolving Credit Commitments of all of the Revolving Credit Lenders.

                  "REVOLVING CREDIT FACILITY" shall mean the credit facility comprising the Revolving Credit Commitment of all of the Revolving Credit Lenders.

                  "REVOLVING CREDIT LENDERS" shall mean (a) on the Amendment and Restatement Date, the Lenders having Revolving Credit Commitments on the signature pages hereof and (b) thereafter, the Lenders from time to time holding Revolving Credit Loans and Revolving Credit Commitments after giving effect to any assignments thereof permitted by Section 12.06(b).

                  "REVOLVING CREDIT LOANS" see Section 2.01(a).

                  "REVOLVING CREDIT NOTES" shall mean the promissory notes provided for by Section 2.08(a) and all promissory notes delivered in substitution or exchange therefor, in each case as the same shall be modified and supplemented and in effect from time to time.

                  "SECURITY AGREEMENT" shall mean a Security Agreement substantially in the form of EXHIBIT E among the Obligors and the Administrative Agent, as the same may be amended in accordance with the terms thereof and hereof or such other agreements reasonably acceptable to the Administrative Agent as shall be necessary to comply with applicable Requirements of Law and effective to grant to the Administrative Agent a perfected first priority security interest (subject to Prior Liens, if any) in the Pledged Collateral covered thereby.

                  "SECURITY DOCUMENTS" shall mean the Security Agreement, the Mortgages and the Mortgage Amendments and each other security document or pledge agreement required by applicable local law to grant a valid, perfected security interest in any property or asset acquired or developed pursuant to a Permitted Acquisition, and all UCC or other financing statements or instruments of perfection required by this Agreement, the Security Agreement, any Mortgage or any Mortgage Amendment to be filed with respect to the security interests in Property and fixtures created pursuant to the Security Agreement, any Mortgage or any Mortgage Amendment and any other document or instrument utilized to pledge as collateral for the Obligations any Property of whatever kind or nature.

                  "SENIOR DEBT" shall mean, at any date, Total Debt, LESS Subordinated Debt of Borrower and the Subsidiaries on a consolidated basis.

                  "SENIOR LEVERAGE RATIO" shall mean, for any Test Date, the ratio of (x) Senior Debt at such Test Date to (y) Consolidated EBITDA for the Measurement Period ended on or immediately prior to such Test Date.

                  "SENIOR SUBORDINATED NOTES" shall mean the 10 1/2% Senior Subordinated Notes due 2009 issued by Borrower pursuant to the Senior Subordinated Notes Indenture, in an aggregate principal amount of $175.0 million, guaranteed by each of the Guarantors (other than Holdings) on a senior subordinated basis, including the senior subordinated notes issued pursuant to a registered exchange offer therefor.

                  "SENIOR SUBORDINATED NOTES INDENTURE" shall mean the Indenture by and among Borrower, as issuer, each of the guarantors party thereto from time to time and State Street Bank and Trust Company, as trustee, dated as of May 17, 1999, as such may be amended and in effect from time to time in accordance with its terms and this Agreement.

                  "SOLVENT" and "SOLVENCY" shall mean, for any Person on a particular date, that on such date (a) the fair value of the Property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts and liabilities beyond such Person's ability to pay as such debts and liabilities mature, (d) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person's Property would constitute an unreasonably small capital and (e) such Person is able to pay its debts as they become due and payable.

                  "STATE AND LOCAL REAL PROPERTY DISCLOSURE REQUIREMENTS" shall mean any state or local laws requiring notification of the buyer of real property, or notification, registration, or filing to or with any state or local agency, prior to the sale of any Real Property or transfer of control of an establishment, of the actual or threatened presence or release into the environment, or the use, disposal, or handling of Hazardous Materials on, at, under, or near the Real Property to be sold or the establishment for which control is to be transferred.

                  "SUBORDINATED DEBT" shall mean the Senior Subordinated Notes and any other Indebtedness of any Company that is subordinated to any other Indebtedness of such Company.

                  "SUBORDINATION PROVISIONS" see Section 10.01(o).

                  "SUBSIDIARY" shall mean, with respect to any Person, any corporation, partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person. Unless the context clearly requires otherwise, all references to any Subsidiary shall mean a Subsidiary of Borrower. All references to any Subsidiary of Borrower shall include all those Persons which become Subsidiaries upon consummation of the Ellison Acquisition.

                  "SUPERMAJORITY LENDERS" shall mean Lenders holding at least two-thirds of the sum of (without duplication) (a) the aggregate principal amount of outstanding Loans (other than Swing Loans), PLUS (b) the aggregate amount of all Letter of Credit Liabilities, PLUS (c) the aggregate Unutilized amount of Revolving Credit Commitments then in effect, PLUS (d) the aggregate Term Loan Commitments then in effect, PLUS (e) in the case of the Swing Loan Lender only, the aggregate amount of Swing Loans then outstanding.

                  "SUPERMAJORITY LENDERS OF THE AFFECTED CLASS" shall mean Lenders holding at least two-thirds of the aggregate amount of the Commitments of the applicable tranche of Term Loan Commitments which would be affected by any modification, supplement or waiver contemplated by clause (f) to the proviso to Section 12.04(i).

                  "SURETY INSTRUMENTS" shall mean all letters of credit (including standby and commercial), bankers' acceptances, bank guarantees, surety bonds and similar instruments.

                  "SURVEY" shall mean a survey of any Mortgaged Real Property (and all improvements thereon): (i) prepared by a surveyor or engineer licensed to perform surveys in the state, province or country where such Mortgaged Real Property is located, (ii) dated (or redated) not earlier than six months prior to the date of delivery thereof unless there shall have occurred after the date of such survey any exterior construction on the site of such Mortgaged Real Property, in which event such survey shall be dated (or redated) after the completion of such construction or, if such construction shall not have been completed as of such date of delivery, not earlier than 20 days prior to such date of delivery, (iii) certified by the surveyor (in a manner reasonably acceptable to the Administrative Agent) to the Administrative Agent and (iv) complying in all material respects with Requirements of Law.

                  "SWAP CONTRACT" shall mean any agreement entered into in the ordinary course of business (as a BONA FIDE hedge and not for speculative purposes) (including any master agreement and any agreement, whether or not in writing, relating to any single transaction) that is an interest rate swap agreement, basis swap, forward rate agreement, commodity swap, commodity option, forward commodity purchase agreement, equity or equity index swap or option, bond option, interest rate option, foreign exchange agreement, rate cap, collar or floor agreement, currency swap agreement, cross-currency rate swap agreement, swaption, currency option or any other similar agreement (including any option to enter into any of the foregoing) and is designed to protect the Obligors against fluctuations in interest rates, currency exchange rates, or similar risks (including any Interest Rate Protection Agreement entered into pursuant to Section 9.18).

                  "SWING LOAN COMMITMENT" shall mean the obligation of the Swing Loan Lender to make or continue Swing Loans hereunder in an aggregate principal amount up to but not exceeding $5.0 million, as the same may be reduced or terminated pursuant to Section 2.04 or Section 10, it being understood that the Swing Loan Commitment is part of the Revolving Credit Commitment of the Swing Loan Lender, rather than a separate, independent commitment.

                  "SWING LOAN LENDER" shall mean Fleet National Bank and its successors and assigns in such capacity.

                  "SWING LOAN MATURITY DATE" shall mean the Revolving Credit Commitment Termination Date.

                  "SWING LOAN NOTE" shall mean the promissory note made by Borrower evidencing the Swing Loans, in the form of EXHIBIT A-5.

                  "SWING LOANS" see Section 2.01(f).

                  "TAX RETURNS" see Section 8.09.

                  "TAX SHARING AGREEMENT" shall mean the Amended Tax Sharing Agreement substantially in the form of EXHIBIT O among Holdings and each of the Companies, as such may be amended and in effect from time to time in accordance with its terms and this Agreement.

                  "TAXES" shall mean any and all taxes, imposts, duties, charges, fees, levies or other charges or assessments of whatever nature, including income, gross receipts, excise, real or personal property, sales, withholding, social security, retirement, unemployment, occupation, use, service, license, net worth, payroll, franchise, and transfer and recording, imposed by the Internal Revenue Service or any taxing authority (whether domestic or foreign, including any federal, state, U.S. possession, county, local or foreign government or any subdivision or taxing agency thereof), whether computed on a separate, consolidated, unitary, combined or any other basis, including interest, fines, penalties or additions to tax attributable to or imposed on or with respect to any such taxes, charges, fees, levies or other assessments.

                  "TERM LOAN COMMITMENTS" shall mean the Tranche A Term Loan Commitments, the Tranche B Term Loan Commitments and the Tranche C Term Loan Commitments, collectively.

                  "TERM LOAN FACILITIES" shall mean the credit facilities comprising the Term Loan Commitments.

                  "TERM LOAN LENDERS" shall mean the Tranche A Term Loan Lenders, the Tranche B Term Loan Lenders and the Tranche C Term Loan Lenders, collectively.

                  "TERM LOAN NOTES" shall mean the Tranche A Term Loan Notes, the Tranche B Term Loan Notes and the Tranche C Term Loan Notes, collectively.

                  "TERM LOAN TRANCHES" shall mean the Term Loans outstanding under the Tranche A Term Loans, the Tranche B Term Loans and the Tranche C Term Loans, collectively, and "TERM LOAN TRANCHE" shall mean any of them.

                  "TERM LOANS" shall mean the Tranche A Term Loans, the Tranche B Term Loans and the Tranche C Term Loans, collectively.

                  "TEST DATE" shall mean, for any Financial Maintenance Covenant, the last day of each fiscal quarter included within any period set forth in the table for such Financial Maintenance Covenant. Compliance with the Financial Maintenance Covenants shall be tested, as of each Test Date, on the date on which financial statements pursuant to Section 9.01(a) or (b) have been, or should have been, delivered for the applicable fiscal period.

                  "TITLE COMPANY" shall mean First American Title Insurance Company or such other title insurance or abstract company as shall be designated by the Lead Arranger.

                  "TOTAL DEBT" shall mean, at any date, the aggregate amount of Indebtedness of Borrower and its Consolidated Subsidiaries as of such date determined on a consolidated basis in accordance with GAAP.

                  "TOTAL LEVERAGE RATIO" shall mean, for any Test Date, the ratio of (x) Total Debt at such Test Date to (y) Consolidated EBITDA for the Measurement Period ended on or immediately prior to such Test Date.

                  "TRANCHE A TERM LOAN COMMITMENT" shall mean, for each Tranche A Term Loan Lender, the obligation of such Lender to make on the Amendment and Restatement Date a Tranche A Term Loan in an amount up to but not exceeding the amount set opposite the name of such Lender on ANNEX A under the caption "Tranche A Term Loan Commitment" (as the same may be changed pursuant to Section 12.06(b)). The aggregate principal amount of the Tranche A Term Loan Commitments on the Amendment and Restatement Date is $14.0 million.

                  "TRANCHE A TERM LOAN COMMITMENTS" shall mean the aggregate sum of the Tranche A Term Loan Commitment of all the Lenders.

                  "TRANCHE A TERM LOAN LENDERS" shall mean (a) on the Amendment and Restatement Date, the Lenders having Tranche A Term Loan Commitments, and (b) thereafter, the Lenders from time to time holding Tranche A Term Loans and Tranche A Term Loan Commitments after giving effect to any assignments thereof permitted by Section 12.06(b).

                  "TRANCHE A TERM LOAN NOTES" shall mean the promissory notes provided for by Section 2.08(a)(ii) and all promissory notes delivered in substitution or exchange therefor, in each case as the same shall be modified and supplemented and in effect from time to time.

                  "TRANCHE A TERM LOANS" shall mean the loans provided for by
Section 2.01(b), which may be ABR Loans and/or LIBOR Loans.

                  "TRANCHE B TERM LOAN COMMITMENT" shall mean, for each Tranche B Term Loan Lender, the obligation of such Lender to make on the Amendment and Restatement Date a Tranche B Term Loan in an amount up to but not exceeding the amount set opposite the name of such Lender on ANNEX A under the caption "Tranche B Term Loan Commitment" (as the same may be changed pursuant to Section 12.06(b)). The aggregate principal amount of the Tranche B Term Loan Commitments on the Amendment and Restatement Date is $12.0 million.

                  "TRANCHE B TERM LOAN COMMITMENTS" shall mean the aggregate sum of the Tranche B Term Loan Commitment of all the Lenders.

                  "TRANCHE B TERM LOAN LENDERS" shall mean (a) on the Amendment and Restatement Date, the Lenders having Tranche B Term Loan Commitments or having Tranche B Term Loans outstanding, and (b) thereafter, the Lenders from time to time holding Tranche B Term Loans and Tranche B Term Loan Commitments after giving effect to any assignments thereof permitted by
Section 12.06(b).

                  "TRANCHE B TERM LOAN NOTES" shall mean the promissory notes provided for by Section 2.08(a)(iii) and all promissory notes delivered in substitution or exchange therefor, in each case as the same shall be modified and supplemented and in effect from time to time.

                  "TRANCHE B TERM LOANS" shall mean the loans provided for by
Section 2.01(c), which may be ABR Loans and/or LIBOR Loans.

                  "TRANCHE C TERM LOAN COMMITMENT" shall mean, for each Tranche C Term Loan Lender, the obligation of such Lender to make on the Amendment and Restatement Date a Tranche C Term Loan in an amount up to but not exceeding the amount set opposite the name of such Lender on ANNEX A under the caption "Tranche C Term Loan Commitment" (as the same may be changed pursuant to Section 12.06(b)). The aggregate principal amount of the Tranche C Term Loan Commitments on the Amendment and Restatement Date is $12.0 million.

                  "TRANCHE C TERM LOAN COMMITMENT PERCENTAGE" shall mean, with respect to any Tranche C Term Loan Lender, the ratio of (a) the amount of the Tranche C Term Loan Commitment of such Lender to (b) the Tranche C Term Loan Commitments.

                  "TRANCHE C TERM LOAN COMMITMENTS" shall mean the aggregate sum of the Tranche C Term Loan Commitment of all the Lenders.

                  "TRANCHE C TERM LOAN LENDERS" shall mean (a) on the Amendment and Restatement Date, the Lenders having Tranche C Term Loan Commitments or having Tranche C Term Loans outstanding, and (b) thereafter, the Lenders from time to time holding Tranche C Term Loans and Tranche C Term Loan Commitments after giving effect to any assignments thereof permitted by
Section 12.06(b).

                  "TRANCHE C TERM LOAN NOTES" shall mean the promissory notes provided for by Section 2.08(a)(iv) and all promissory notes delivered in substitution or exchange therefor, in each case as the same shall be modified and supplemented and in effect from time to time.

                  "TRANCHE C TERM LOANS" shall mean the loans provided for by
Section 2.01(d), which may be ABR Loans and/or LIBOR Loans.

                  "TRANSACTION DOCUMENTS" shall mean collectively the Original Transaction Documents and the Amended and Restated Transaction Documents.

                  "TRANSACTIONS" shall mean the Original Transactions and the Amended and Restated Transactions collectively.

                  "TYPE" see Section 1.03.

                  "UCC" shall mean the Uniform Commercial Code as in effect in the applicable state or jurisdiction.

                  "UNUTILIZED REVOLVING CREDIT COMMITMENT" shall mean, for any Revolving Credit Lender, at any time, the excess of such Lender's Revolving Credit Commitment at such time over the sum of (i) the aggregate outstanding principal amount of Revolving Credit Loans made by such Lender,
(ii) such Lender's Revolving Credit Commitment Percentage of the aggregate amount of Letter of Credit Liabilities at such time and (iii) with respect to the Swing Loan Lender only, the aggregate principal amount of Swing Loans then outstanding.

                  "U.S. LENDER" see Section 5.06(b).

                  "WHOLLY OWNED SUBSIDIARY" shall mean, with respect to any Person, any corporation, partnership or other entity of which all of the Equity Interests (other than, in the case of a corporation, directors' qualifying shares or nominee shares required under applicable law) are directly or indirectly owned or controlled by such Person or one or more Wholly Owned Subsidiaries of such Person or by such Person and one or more Wholly Owned Subsidiaries of such Person. Unless the context clearly requires otherwise, all references to any Wholly Owned Subsidiary shall mean a Wholly Owned Subsidiary of Borrower.

                  "WING II PROPERTY" see the definition of Mt. Pleasant Acquisition/Wing II Acquisition.

                  "WING ASSET SALE" shall mean the disposition of certain assets related to Borrower's residential door business pursuant to an Asset Purchase Agreement (the "WING PURCHASE AGREEMENT") dated June 30, 2000 by and among Borrower, Wing Industries, Inc., a Texas corporation and subsidiary of Borrower, and Premdor Corporation, a Michigan corporation.

                  "WING PURCHASE AGREEMENT" see the definition of Wing Asset
Sale.

                  "WING ASSET SALE DOCUMENTS" shall mean the Wing Purchase Agreement including all schedules, exhibits, appendices, annexes and attachments and amendments thereto and, in each case, as amended and in effect from time to time in accordance with their respective terms and this agreement.

                  "WITHDRAWAL LIABILITY" shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part 1 of Subtitle E of Title IV of ERISA.

                  "WORKING CAPITAL" shall mean an amount determined for Borrower and the Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP) equal to the sum of all current assets (other than cash) less the sum of all current liabilities (other than the current portion of long-term Indebtedness and the current portion of deferred tax assets or liabilities).

                  1.02. ACCOUNTING TERMS AND DETERMINATIONS. Except as otherwise provided in this Agreement, all computations and determinations as to accounting or financial matters (including financial covenants) shall be made in accordance with GAAP consistently applied for all applicable periods, and all accounting or financial terms shall have the meanings ascribed to such terms by GAAP. All financial statements to be delivered pursuant to this Agreement shall be prepared in accordance with GAAP. All financial covenants are to be calculated in accordance with GAAP as in effect on the Original Closing Date unless such modifications are agreed to by the parties hereto.

                  1.03. CLASSES AND TYPES OF LOANS. Loans hereunder are distinguished by "Class" and by "Type". The "CLASS" of a Loan (or of a Commitment to make a Loan) refers to whether such Loan is a Revolving Credit Loan, Tranche A Term Loan, Tranche B Term Loan or Tranche C Term Loan, each of which constitutes a Class. The "TYPE" of a Loan refers to whether such Loan is an ABR Loan or a LIBOR Loan, each of which constitutes a Type. Loans may be identified by both Class and Type.

                  1.04. RULES OF CONSTRUCTION. (a) In this Agreement and each other Credit Document, unless the context clearly requires otherwise (or such other Credit Document clearly provides otherwise), references to (i) the plural include the singular, the singular the plural and the part the whole;
(ii) Persons include their respective permitted successors and assigns or, in the case of governmental Persons, Persons succeeding to the relevant functions of such Persons; (iii) agreements (including this Agreement), promissory notes and other contractual instruments include subsequent amendments, assignments, and other modifications thereto, but only to the extent such amendments, assignments or other modifications thereto are not prohibited by their terms or the terms of any Credit Document; (iv) statutes and related regulations include any amendments of same and any successor statutes and regulations; and (v) time shall be a reference to New York time. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

                  (b) In this Agreement and each other Credit Document, unless the context clearly requires otherwise (or such other Credit Document clearly provides otherwise), (i) "AMEND" shall mean "amend, restate, amend and restate, supplement or modify"; and "AMENDED," "AMENDING" and "AMENDMENT" shall have meanings correlative to the foregoing; (ii) in the computation of periods of time from a specified date to a later specified date, "FROM" shall mean "from and including"; "TO" and "UNTIL" shall mean "to but excluding"; and "THROUGH" shall mean "to and including"; (iii) "HEREOF," "HEREIN" and "HEREUNDER" (and similar terms) in this Agreement or any other Credit Document refer to this Agreement or such other Credit Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Credit Document; (IV) "INCLUDING" (and similar terms) shall mean "including without limitation" (and similarly for similar terms); (v) "OR" has the inclusive meaning represented by the phrase "and/or"; (vi) "SATISFACTORY TO" any Creditor shall mean in form, scope and substance and on terms and conditions reasonably satisfactory to such Creditor; (vii) references to "THE DATE HEREOF" shall mean the Amendment and Restatement Date; PROVIDED, HOWEVER, that in the Credit Documents other than this Agreement, unless the context clearly otherwise requires, such term means the Original Closing Date; and (viii) "ASSET" and "PROPERTY" shall have the same meaning and effect and refer to all tangible and intangible assets and property, whether real, personal or mixed and of every type and description.

                  (c) In this Agreement unless the context clearly requires otherwise, any reference to (i) an Annex, Exhibit or Schedule is to an Annex, Exhibit or Schedule, as the case may be, attached to this Agreement and constituting a part hereof, and (ii) a Section or other subdivision is to a Section or such other subdivision of this Agreement.

                  (d) No doctrine of construction of ambiguities in agreements or instruments against the interests of the party controlling the drafting thereof shall apply to any Credit Document.

                  1.05. EFFECT ON ORIGINAL CREDIT AGREEMENT AND OTHER CREDIT DOCUMENTS. Upon the execution and delivery by the parties hereto of this Agreement and the satisfaction (or waiver) of the conditions set forth in
Section 7.02, (a) this Agreement shall be deemed to amend, restate and supersede the Original Credit Agreement, except that the grants of security interests, mortgages and Liens under and pursuant to the Credit Documents shall continue unaltered, and each other Credit Document shall continue in full force and effect in accordance with its terms, and the parties hereto hereby ratify and confirm the terms thereof as being in full force and effect and unaltered by this Agreement; (b) all Obligations (including all indemnities) under the Original Credit Agreement and the other Credit Documents shall continue to be outstanding except as expressly modified by this Agreement and shall be governed in all respects by this Agreement and the other Credit Documents, it being agreed and understood that this Agreement does not constitute a novation, satisfaction, payment or reborrowing of any Obligation under the Original Credit Agreement or any other Credit Document except as expressly modified by this Agreement, nor does it operate as a waiver of any right, power or remedy of any Lender under any Credit Document (other than the Original Credit Agreement); and (c) all references to the Original Credit Agreement in any Credit Document or other document or instrument delivered in connection therewith shall be deemed to refer to this Agreement and the provisions hereof.

                  Section 2. COMMITMENTS, LETTERS OF CREDIT, FEES, REGISTER, PREPAYMENTS AND REPLACEMENT OF LENDERS.


                  2.01.  LOANS.

                  (a) REVOLVING CREDIT LOANS. Each Revolving Credit Lender severally agrees, on the terms and conditions of this Agreement, to make revolving credit loans (the "REVOLVING CREDIT LOANS") to Borrower in Dollars during the period from and including the Amendment and Restatement Date to but not including the Revolving Credit Commitment Termination Date in an aggregate principal amount at any one time outstanding not exceeding the amount of the Revolving Credit Commitment of such Lender as in effect from time to time; PROVIDED, HOWEVER, that in no event shall the sum of the aggregate principal amount of (without duplication) all Revolving Credit Loans then outstanding, PLUS the aggregate principal amount of Swing Loans then outstanding, PLUS the aggregate amount of all Letter of Credit Liabilities at any time exceed the aggregate amount of the Revolving Credit Commitments as in effect at such time. Subject to the terms and conditions of this Agreement, during such period Borrower may borrow, repay and reborrow the amount of the Revolving Credit Commitments by means of ABR Loans and LIBOR Loans and may Convert Revolving Credit Loans of one Type into Revolving Credit Loans of another Type (as provided in Section 2.09) or Continue Revolving Credit Loans of one Type as Revolving Credit Loans of the same Type (as provided in Section 2.09).

                  (b) TRANCHE A TERM LOANS. Each Lender having a Tranche A Term Loan Commitment severally agrees, on the terms and conditions of this Agreement, to make a single term loan to Borrower in Dollars on the Amendment and Restatement Date in an aggregate principal amount equal to its Tranche A Term Loan Commitment, such loan to be used to finance the Amended and Restated Transactions and to pay related fees and expenses. Subject to the terms and conditions of this Agreement, on and after the Amendment and Restatement Date, Borrower may Convert Tranche A Term Loans of one Type into Tranche A Term Loans of another Type (as provided in Section 2.09) or Continue Tranche A Term Loans of one Type as Tranche A Term Loans of the same Type (as provided in Section 2.09).

                  Tranche A Term Loans that are repaid or prepaid may not be reborrowed.

                  (c) TRANCHE B TERM LOANS. Tranche B Term Loans in the amount of $58,250,000 are outstanding on the Amendment and Restatement Date prior to the making of any additional Tranche B Term Loans in connection with the Amended and Restated Transactions. Each Lender having a

Tranche B Term Loan Commitment severally agrees, on the terms and conditions of this Agreement, to make a single term loan to Borrower in Dollars on the Amendment and Restatement Date in an aggregate principal amount equal to its Tranche B Term Loan Commitment, such loan to be used to finance the Amended and Restated Transactions and to pay related fees and expenses. Subject to the terms and conditions of this Agreement, on and after the Amendment and Restatement Date, Borrower may Convert Tranche B Term Loans of one Type into Tranche B Term Loans of another Type (as provided in Section 2.09) or Continue Tranche B Term Loans of one Type as Tranche B Term Loans of the same Type (as provided in Section 2.09).

                  Tranche B Term Loans that are repaid or prepaid may not be reborrowed.

                  (d) TRANCHE C TERM LOANS. Tranche C Term Loans in the amount of $69,180,000 are outstanding on the Amendment and Restatement Date prior to the making of any additional Tranche C Term Loans in connection with the Amended and Restated Transactions. Each Lender having a Tranche C Term Loan Commitment severally agrees, on the terms and conditions of this Agreement, to make a single term loan to Borrower in Dollars on the Amendment and Restatement Date in an aggregate principal amount equal to its Tranche C Term Loan Commitment, such loan to be used to finance the Amended and Restated Transactions and to pay related fees and expenses. Subject to the terms and conditions of this Agreement, on and after the Amendment and Restatement Date, Borrower may Convert Tranche C Term Loans of one Type into Tranche C Term Loans of another Type (as provided in Section 2.09) or Continue Tranche C Term Loans of one Type as Tranche C Term Loans of the same Type (as provided in Section 2.09).

                  Tranche C Term Loans that are repaid or prepaid may not be reborrowed.

                  (e) LIMIT ON LIBOR LOANS. No more than 10 separate Interest Periods in respect of LIBOR Loans of each Class may be outstanding at any one time. Unless consented to by the Lead Arranger in its sole discretion, no LIBOR Loans (other than 7-day LIBOR Loans) may be made prior to the earlier of (x) completion of the primary syndication of the Commitments and Loans, as determined by the Lead Arranger, and (y) 30 days after the Amendment and Restatement Date.

                  (f) SWING LOANS. Subject to the terms and conditions of this Agreement, upon request of Borrower, the Swing Loan Lender agrees to make one or more swing loans to Borrower from time to time from and including the Amendment and Restatement Date to but excluding the Swing Loan Maturity Date, up to but not exceeding the amount of the Swing Loan Lender's Swing Loan Commitment as then in effect. (Such swing loans referred to in this Section 2.01(f) now or hereafter made by the Swing Loan Lender to Borrower from and including the Closing Date to but excluding the Swing Loan Maturity Date are hereinafter collectively called the "SWING LOANS.") Prior to the Swing Loan Maturity Date, Borrower may borrow, repay and reborrow Swing Loans up to the Swing Loan Commitment in accordance with the terms of this Agreement. The Swing Loan Lender shall not make any Swing Loans on or after the Swing Loan Maturity Date. Notwithstanding anything to the contrary contained in this Section 2.01(f) or elsewhere in this Agreement, the Swing Loan Lender shall not be obligated, pursuant to this Section 2.01(f) or otherwise, to make any Swing Loan to or for the account of Borrower, and Borrower shall not be entitled to borrow, pursuant to this Sec-tion 2.01(f), if, after giving full effect to the requested Swing Loan, the aggregate outstanding amount of Revolving Credit Loans, PLUS the aggregate outstanding amount of Swing Loans, PLUS the aggregate outstanding Letter of Credit Liabilities would exceed the aggregate amount of the Revolving Credit Commitments as in effect at such time. Notwithstanding anything herein or elsewhere to the contrary, the Swing Loans will be made and maintained only as ABR Loans. The Swing Loan Lender shall not make any Swing Loan after receiving a written notice from Borrower or the Majority Revolving Credit Lenders stating that a Default exists and is continuing until such time as the Swing Loan Lender shall have received written notice of (i) rescission of all such notices from the party or parties originally delivering such notice,
(ii) the waiver of such Default by the Majority Lenders, or (iii) the Administrative Agent's good faith determination that such Default has ceased to exist. Swing Loans shall be made in minimum amounts of $250,000 and integral multiples of $250,000 above such amount.

                  Upon the occurrence of a Default, each Revolving Credit Lender shall be deemed to have purchased (and each Revolving Credit Lender hereby irrevocably agrees to purchase on a PRO RATA basis (based upon each Revolving Credit Lender's Revolving Credit Commitment)) an irrevocable participation in all outstanding Swing Loans, together with all accrued interest thereon, without any further action by or on behalf of the Swing Loan Lender, any other Lender, Borrower or any other Person. Upon one Business Day's notice from the Swing Loan Lender, each other Revolving Credit Lender shall deliver to the Swing Loan Lender an amount equal to its respective participation in such Swing Loan (as determined pursuant to the immediately preceding sentence) in cash. In order to evidence such participation, each Revolving Credit Lender agrees to enter into a participation agreement at the request of the Swing Loan Lender in form and substance satisfactory to the Swing Loan Lender and the Revolving Credit Lender. If any Revolving Credit Lender fails to make available to the Swing Loan Lender the amount of such Revolving Credit Lender's participation as provided in this paragraph, the Swing Loan Lender shall be entitled to recover such amount on demand from such Revolving Credit Lender, together with interest thereon at the Federal Funds Rate until such amount is paid in full in cash. In the event the Swing Loan Lender receives a payment from Borrower or any other Obligor of any amount in which the Revolving Credit Lenders have purchased participations as provided in this paragraph, the Swing Loan Lender shall promptly distribute to each Revolving Credit Lender its PRO RATA share of such payment. Anything contained in this Agreement or otherwise to the contrary notwithstanding, (A) each Revolving Credit Lender's obligation to purchase a participation in each unpaid Swing Loan shall be absolute and unconditional and shall not be affected by any circumstances, including, without limitation, (1) any setoff, counterclaim, recoupment, defense or other right which such Revolving Credit Lender may now or hereafter have against the Swing Loan Lender, Borrower or any other Person for any reason whatsoever, (2) the occurrence or continuation of a Default or an Event of Default, (3) any material adverse change in the condition of Borrower or any Subsidiary, (4) any breach or default of this Agreement or any of the Security Documents by any Person, or (5) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing, and (B) the Swing Loan Lender shall not have any obligation to make any Swing Loans if (1) Borrower fails for whatever reason to satisfy any of the conditions precedent set forth in Section 7.03 or (2) any Revolving Credit Lender fails for whatever reason to comply with its obligations under this Section 2.01(f).

                  2.02. BORROWINGS. Borrower shall give the Administrative Agent notice of each borrowing hereunder as provided in Section 4.05. The form of such notice of borrowing shall be substantially in the form of EXHIBIT I. Not later than 1 p.m. New York time on the date specified for each borrowing hereunder, each Lender shall make available the amount of the Loan or Loans to be made by it on such date to the Administrative Agent, at an account specified by the Administrative Agent maintained at the Principal Office, in immediately available funds, for the account of Borrower. Each borrowing of Revolving Credit Loans shall be made by each Revolving Credit Lender PRO RATA based on such Lender's Revolving Credit Commitment Percentage. The amounts so received by the Administrative Agent shall, subject to the terms and conditions of this Agreement, be made available to Borrower by depositing the same, in immediately available funds, in an account of Borrower maintained with the Administrative Agent at the Principal Office designated by Borrower.

                  2.03. LETTERS OF CREDIT. Subject to the terms and conditions hereof, the Revolving Credit Commitments may be utilized, upon the request of Borrower, in addition to the Revolving Credit Loans provided for by Section 2.01(a), for standby and commercial documentary letters of credit (herein collectively called "LETTERS OF CREDIT") issued by the Issuing Lender for the account of Borrower or any Subsidiary which is an Obligor (PROVIDED, that Borrower shall be a co-applicant (and jointly and severally liable) with respect to each Letter of Credit issued for the account of any such Subsidiary); PROVIDED, HOWEVER, that in no event shall (i) the aggregate amount of all Letter of Credit Liabilities, PLUS the aggregate principal amount of the Revolving Credit Loans then outstanding, PLUS the aggregate principal amount of Swing Loans then outstanding exceed at any time the Revolving Credit Commitments as in effect at such time, (ii) the sum of the aggregate principal amount of Revolving Credit Loans then outstanding made by any Revolving Credit Lender, PLUS such Lender's PRO RATA share (based on the Revolving Credit Commitments) of the aggregate principal amount of Swing Loans then outstanding, PLUS such Lender's PRO RATA share (based on the Revolving Credit Commitments) of the aggregate amount of all Letter of Credit Liabilities exceed such Lender's Revolving Credit Commitment as in effect at such time, (iii) the outstanding aggregate amount of all Letter of Credit Liabilities exceed $10.0 million, (iv) the face amount of any Letter of Credit be less than $10,000, (v) the expiration date of any Letter of Credit extend beyond the earlier of (x) the fifth Business Day preceding the Revolving Credit Commitment Termination Date and (y) the date twelve months following the date of such issuance for standby Letters of Credit or 180 days after the date of such issuance for commercial documentary Letters of Credit, unless the Majority Revolving Credit Lenders have approved such expiry date in writing (but never beyond the fifth Business Day prior to the Revolving Credit Commitment Termination Date); PROVIDED, HOWEVER, that any standby Letter of Credit may be automatically extendible for periods of up to one year (but never beyond the fifth Business Day preceding the Revolving Credit Commitment Termination Date) so long as such Letter of Credit provides that the Issuing Lender retains an option satisfactory to the Issuing Lender to terminate such Letter of Credit prior to each extension date, unless the Majority Revolving Credit Lenders have approved such expiry date in writing, or (vi) the Issuing Lender issue any Letter of Credit after it has received notice from Borrower or the Majority Revolving Credit Lenders stating that a Default exists until such time as the Issuing Lender shall have received written notice of (x) rescission of such notice from the Majority Revolving Credit Lenders, (y) waiver of such Default in accordance with this Agreement or (z) the Administrative Agent's good faith determination that such Default has ceased to exist. The following additional provisions shall apply to Letters of Credit:

                  (a) Borrower shall give the Administrative Agent at least three Business Days' irrevocable prior notice (effective upon receipt) specifying the date (which shall be no later than thirty days preceding the Revolving Credit Termination Date) each Letter of Credit is to be issued and describing in reasonable detail the proposed terms of such Letter of Credit (including the beneficiary thereof) (including whether such Letter of Credit is to be a commercial Letter of Credit or a standby Letter of Credit). Upon receipt of any such notice, the Administrative Agent shall advise the Issuing Lender of the contents thereof. Each Lender hereby authorizes the Issuing Lender to issue, and perform its obligations under, Letters of Credit. Letters of Credit shall be issued in accordance with the customary procedures of the Issuing Lender, which may include an application for Letters of Credit. The Issuing Lender may refuse to issue any Letter of Credit the contents of which are not reasonably satisfactory to it. If there is any conflict between the procedures required by the Issuing Lender and this Agreement, this Agreement shall govern.

                  (b) On each day during the period commencing with the issuance by the Issuing Lender of any Letter of Credit and until such Letter of Credit shall have expired or been terminated, the Revolving Credit Commitment of each Revolving Credit Lender shall be deemed to be utilized for all purposes hereof in an amount equal to such Lender's Revolving Credit Commitment Percentage of the then undrawn face amount of such Letter of Credit. Each Revolving Credit Lender (other than the Issuing Lender) agrees that, upon the issuance of any Letter of Credit hereunder, it shall automatically acquire a participation in the Issuing Lender's liability under such Letter of Credit in an amount equal to such Lender's Revolving Credit Commitment Percentage of such liability, and each Revolving Credit Lender (other than the Issuing Lender) thereby shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and shall be unconditionally obligated to the Issuing Lender to pay and discharge when due, its Revolving Credit Commitment Percentage of the Issuing Lender's liability under such Letter of Credit. The Issuing Lender shall be deemed to hold a Letter of Credit Liability in an amount equal to its retained interest in the related Letter of Credit after giving effect to such acquisition by the Revolving Credit Lenders other than the Issuing Lender of their participation interests.

                  (c) Upon the making of any payment to the beneficiary of any Letter of Credit, the Issuing Lender shall promptly notify Borrower (through the Administrative Agent) of the amount paid by the Issuing Lender and the date on which payment was made to such beneficiary. Borrower hereby unconditionally agrees to pay and reimburse the Issuing Lender for the amount of payment under such Letter of Credit, together with interest thereon at the Alternate Base Rate plus the Applicable Margin applicable to Revolving Credit Loans from the date payment was made to such beneficiary to the date on which payment is due, not later than the next Business Day after the date on which Borrower receives such notice from the Issuing Lender. Any such payment due from Borrower and not paid on the required date shall bear interest at rates specified in Section 3.02(b).

                  (d) Forthwith upon its receipt of a notice referred to in clause (c) of this Section 2.03, Borrower shall advise the Issuing Lender whether or not Borrower intends to borrow hereunder to finance its obligation to reimburse the Issuing Lender for the amount of the related demand for payment and, if it does, submit a notice of such borrowing as provided in Section 4.05. In the event that Borrower fails to so advise the Administrative Agent, or if Borrower fails to reimburse the Issuing Lender for a demand for payment under a Letter of Credit by the next Business Day after the date of such notice, the Administrative Agent shall give each Revolving Credit Lender prompt notice of the amount of the demand for payment, specifying such Lender's Revolving Credit Commitment Percentage of the amount of the related demand for payment.

                  (e) Each Revolving Credit Lender (other than the Issuing Lender) shall pay to the Administrative Agent for account of the Issuing Lender at the Principal Office in Dollars and in immediately available funds, the amount of such Lender's Revolving Credit Commitment Percentage of any payment under a Letter of Credit upon not less than one Business Day's notice by the Issuing Lender (through the Administrative Agent) to such Revolving Credit Lender requesting such payment and specifying such amount. Each such Revolving Credit Lender's obligation to make such payments to the Administrative Agent for account of the Issuing Lender under this clause (e), and the Issuing Lender's right to receive the same, shall be absolute and unconditional and shall not be affected by any circumstance whatsoever, including (i) the failure of any other Revolving Credit Lender to make its payment under this clause (e), (ii) the financial condition of Borrower or the existence of any Default or Event of Default or (iii) the termination of the Commitments. Each such payment to the Issuing Lender shall be made without any offset, abatement, withholding or reduction whatsoever.

                  (f) Upon the making of each payment by a Revolving Credit Lender to the Issuing Lender pursuant to clause (e) above in respect of any Letter of Credit, such Lender shall, automatically and without any further action on the part of the Administrative Agent, the Issuing Lender or such Lender, acquire (i) a participation in an amount equal to such payment in the Reimbursement Obligation owing to the Issuing Lender by Borrower hereunder and under the Letter of Credit Documents relating to such Letter of Credit and (ii) a participation in a percentage equal to such Lender's Revolving Credit Commitment Percentage in any interest or other amounts payable by Borrower hereunder and under such Letter of Credit Documents in respect of such Reimbursement Obligation. Upon receipt by the Issuing Lender from or for the account of Borrower of any payment in respect of any Reimbursement Obligation or any such interest or other amounts (including by way of setoff or application of proceeds of any collateral security) the Issuing Lender shall promptly pay to the Administrative Agent for account of each Revolving Credit Lender which has satisfied its obligations under clause (e) above, such Revolving Credit Lender's Revolving Credit Commitment Percentage of such payment, each such payment by the Issuing Lender to be made in the same money and funds in which received by the Issuing Lender. In the event any payment received by the Issuing Lender and so paid to the Revolving Credit Lenders hereunder is rescinded or must otherwise be returned by the Issuing Lender, each Revolving Credit Lender shall, upon the request of the Issuing Lender (through the Administrative Agent), repay to the Issuing Lender (through the Administrative Agent) the amount of such payment paid to such Lender, with interest at the rate specified in clause (i) of this Section 2.03.

                  (g) Borrower shall pay to the Administrative Agent for the account of the Issuing Lender in respect of each Letter of Credit a letter of credit commission in an amount (not less than $250) equal to
         (x) the rate PER ANNUM equal to the Applicable Margin for Revolving Credit Loans that are LIBOR Loans in effect from time to time, multiplied by (y) the daily average undrawn face amount of such Letter of Credit for the period from and including the date of issuance of such Letter of Credit (i) in the case of a Letter of Credit which expires in accordance with its terms, to and including such expiration date and (ii) in the case of a Letter of Credit which is drawn in full or is otherwise terminated other than on the stated expiration date of such Letter of Credit, to but excluding the date such Letter of Credit is drawn in full or is terminated, such fee to be non-refundable and to be paid in arrears quarterly, on each Quarterly Date (or such $250 PER ANNUM fee to be paid on the date of issuance of the applicable Letter of Credit), and on the earlier of the Revolving Credit Commitment Termination Date or the date of the termination of the Revolving Credit Commitments or the date of such termination, expiration or the Business Day subsequent to notice of a drawing. The Issuing Lender shall pay to the Administrative Agent for account of each Revolving Credit Lender (other than the Issuing Lender), from time to time at reasonable intervals (but in any event at least quarterly), but only to the extent actually received from Borrower, an amount equal to such Lender's Revolving Credit Commitment Percentage of all letter of credit commissions referred to in the first sentence of this clause (g). In addition, Borrower shall pay to the Administrative Agent for account of the Issuing Lender only in respect of each Letter of Credit a letter of credit issuance fee in an amount equal to, in the case of standby Letters of Credit, 0.25% PER ANNUM multiplied by the original face amount, and, in the case of documentary Letters of Credit, 0.25% PER ANNUM multiplied by the average daily outstanding amount, in each case from the issue date through the expiry date of such Letter of Credit (but in no event less than $500 per Letter of Credit), such amount to be payable quarterly in arrears on each Quarterly Date, plus all charges, costs and expenses in the amounts customarily charged by the Issuing Lender from time to time in like circumstances with respect to the issuance, amendment or transfer of each Letter of Credit and drawings and other transactions relating thereto.

                  (h) Promptly following the end of each calendar month, the Issuing Lender shall deliver (through the Administrative Agent) to each Revolving Credit Lender and Borrower a notice describing the aggregate amount of all Letters of Credit outstanding at the end of such month. Upon the request of any Revolving Credit Lender from time to time, the Issuing Lender shall deliver any other information reasonably requested by such Lender with respect to each Letter of Credit then outstanding.

                  (i) To the extent that any Revolving Credit Lender fails to pay an amount required to be paid pursuant to clause (e) or (f) of this
         Section 2.03 on the due date therefor, such Lender shall pay interest to the Issuing Lender (through the Administrative Agent) on such amount from and including such due date to but excluding the date such payment is made (i) during the period from and including such due date to but excluding the date three Business Days thereafter, at a rate PER ANNUM equal to the Federal Funds Rate (as in effect from time to time) and (ii) thereafter, at a rate PER ANNUM equal to the post-default rate (as in effect from time to time) pursuant to Section 3.02(b)(y).

                  (j) The issuance by the Issuing Lender of any modification or supplement to any Letter of Credit hereunder that would extend the expiry date or increase the face amount thereof shall be subject to the same conditions applicable under this Section 2.03 to the issuance of new Letters of Credit, and no such modification or supplement shall be issued hereunder unless either (x) the respective Letter of Credit affected thereby would have complied with such conditions had it originally been issued hereunder in such modified or supplemented form or (y) each Revolving Credit Lender shall have consented thereto.

                  (k) Notwithstanding the foregoing, the Issuing Lender shall not be under any obligation to issue any Letter of Credit if at the time of such issuance, any order, judgment or decree of any Governmental Authority or arbitrator shall purport by its terms to enjoin or restrain the Issuing Lender from issuing such Letter of Credit or any requirement of law applicable to the Issuing Lender or any request or directive (whether or not having the force of law) from any Governmental Authority shall prohibit, or request that the Issuing Lender refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuing Lender with respect to such Letter of Credit any restriction or reserve or capital requirement (for which the Issuing Lender is not otherwise compensated) not in effect on the date hereof. At any time that the Issuing Lender shall not be under any obligation to issue Letters of Credit pursuant to this paragraph (k), the Issuing Lender may be replaced by Borrower with another Lender reasonably acceptable to the Administrative Agent upon notice to the Issuing Lender and the Administrative Agent. Upon any such replacement, the Administrative Agent shall notify the Lenders of any such replacement of the Issuing Lender and the replacement Issuing Lender shall agree to be bound by the applicable provisions of this Agreement. At the time any such replacement shall become effective, Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Lender pursuant to
         Section 2.03(g). From and after the effective date of any such replacement, (i) the successor Issuing Lender shall have all the rights and obligations of the Issuing Lender under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term "Issuing Lender" shall be deemed to refer to such successor or to any previous Issuing Lender, or to such successor and all previous Issuing Lenders, as the context shall require. After the replacement of an Issuing Lender hereunder, the replaced Issuing Lender shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Lender under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

The obligations of Borrower under this Agreement and any Letter of Credit Document to reimburse the Issuing Lender for a drawing under a Letter of Credit, and to repay any drawing under a Letter of Credit converted into Revolving Credit Loans, shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement and each such other Letter of Credit Document under all circumstances, including the following: (i) any lack of validity or enforceability of this Agreement or any Letter of Credit Document; (ii) the existence of any claim, setoff, defense or other right that Borrower may have at any time against any beneficiary or any transferee of any Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the Issuing Lender or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by the Letter of Credit Documents or any unrelated transaction; (iii) any draft, demand, certificate or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit; or any defense based upon the failure of any drawing under a Letter of Credit to conform to the terms of the Letter of Credit or any non-application or misapplication by the beneficiary of the proceeds of such drawing; or (iv) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, Borrower or a Guarantor; PROVIDED, HOWEVER, that Borrower shall not be obligated to reimburse the Issuing Lender for any wrongful payment determined by a court of competent jurisdiction to have been made by the Issuing Lender as a result of acts or omissions constituting bad faith or gross negligence on the part of the Issuing Lender. To the extent that any provision of any Letter of Credit Document is inconsistent with the provisions of this Section 2.03, the provisions of this Section 2.03 shall control.

                  2.04. TERMINATION AND REDUCTIONS OF COMMITMENTS. (a) (i) The aggregate amount of the Revolving Credit Commitments shall be automatically and permanently reduced to zero on the Revolving Credit Commitment Termination Date. The aggregate amount of Revolving Credit Commitments shall be permanently reduced on the date any required prepayments described in Section 2.10(a) are required to be made in the amount specified in Section 2.10(b)(ii).

                 (ii) The aggregate amount of the Term Loan Commitments shall be automatically and permanently reduced to zero immediately after the making of the Term Loans on the Amendment and Restatement Date.

                  (b) Borrower shall have the right at any time or from time to time (without premium or penalty except breakage costs (if any)) (i) so long as no Revolving Credit Loans or Letter of Credit Liabilities will be outstanding as of the date specified for termination, to terminate the Revolving Credit Commitments, and (ii) to reduce the aggregate amount of the Unutilized Revolving Credit Commitments of all the Revolving Credit Lenders; PROVIDED, HOWEVER, that (x) Borrower shall give notice of each such termination or reduction as provided in Section 4.05, and (y) each partial reduction shall be in an aggregate amount at least equal to $5.0 million (or a larger multiple of $1.0 million) or, if less, the remaining Revolving Credit Commitments.

                  (c) The Commitments once terminated or reduced may not be reinstated.

                  2.05. FEES. (a) Borrower shall pay to the Administrative Agent for the account of each Revolving Credit Lender a commitment fee on the daily average amount of such Lender's Unutilized Revolving Credit Commitment, for the period from and including the Closing Date to but not including the earlier of the date such Revolving Credit Commitment is terminated and the Revolving Credit Commitment Termination Date, at a rate PER ANNUM equal to
(1) prior to the Amendment and

Restatement Date, the Applicable Revolving Credit Fee Percentage (as defined in the Original Credit Agreement) and (2) thereafter, 0.500% so long as the Total Leverage Ratio is greater than or equal to 3.5:1.0; 0.375% so long as the Total Leverage Ratio is less than 3.5:1.0 but greater than or equal to 2.0:1.0, and 0.250% so long as the Total Leverage Ratio is less than 2.0:1.0. Any change in such fee shall be based upon the most recently delivered Interest Rate Certificate showing the calculation of the Total Leverage Ratio and shall be effective as of the date of delivery to the Administrative Agent. If no such Interest Rate Certificate is delivered as required by
Section 9.01(e), then the applicable fee shall be 0.500% PER ANNUM until such delivery. Any accrued commitment fee under this Section 2.05(a) shall be payable in arrears on each Quarterly Date and on the earlier of the date the Revolving Credit Commitments are terminated and the Revolving Credit Commitment Termination Date.

                  (b) Borrower shall pay to the Administrative Agent for its own account a nonrefundable administrative fee pursuant to the terms of the Administrative Agent's Fee Letter.

                  2.06. LENDING OFFICES. The Loans of each Type made by each Lender shall be made and maintained at such Lender's Applicable Lending Office for Loans of such Type. No Lender shall (unless required by law or if the failure to do so would adversely affect such Lender) change its Applicable Lending Office for LIBOR Loans if such change would increase Borrower's net costs or expenses hereunder materially (including withholding payments).

                  2.07. SEVERAL OBLIGATIONS OF LENDERS. The failure of any Lender to make any Loan to be made by it on the date specified therefor shall not relieve any other Lender of its obligation to make its Loan on such date, but neither any Lender nor the Administrative Agent shall be responsible for the failure of any other Lender to make a Loan to be made by such other Lender, and no Lender shall have any obligation to the Administrative Agent or any other Lender for the failure by such Lender to make any Loan required to be made by such Lender.

                  2.08. NOTES; REGISTER. (a) (i) In connection with the increase in the Revolving Credit Commitments on the Amendment and Restatement Date as part of the amendments to the Original Credit Agreement, each Lender shall surrender its Notes issued in connection with its Revolving Credit Commitments under the Original Credit Agreement and be issued (if it requests) Notes pursuant to this Section 2.08. The Revolving Credit Loans made or to be made by such Revolving Credit Lender who has requested a Note shall be evidenced by one or more promissory notes of Borrower, substantially in the form of EXHIBIT A-1, dated the Amendment and Restatement Date, payable to such Lender and otherwise duly completed.

                 (ii) In connection with the addition of the Tranche A Term Loan Commitments on the Amendment and Restatement Date as part of the amendments to the Original Credit Agreement, at the request of each Lender having Term A Loan Commitments, the Tranche A Term Loans made by such Lender shall be evidenced by one or more promissory notes of Borrower, substantially in the form of EXHIBIT A-2, dated the Amendment and Restatement Date, payable to such Lender and otherwise duly completed.

                (iii) In connection with the increase in the Tranche B Term Loan Commitments on the Amendment and Restatement Date as part of the amendments to the Original Credit Agreement, each Lender shall surrender its Notes issued in connection with its Term B Loan Commitments under the Original Credit Agreement and be issued (if it requests) Notes pursuant to this Section 2.08. The Tranche B Term Loans made or to be made by such Tranche B Term Loan Lender who has requested a Note shall be evidenced by one or more promissory notes of Borrower, substantially in the form of EXHIBIT A-3, dated the Amendment and Restatement Date, payable to such Lender and otherwise duly completed.

                 (iv) In connection with the increase in the Tranche C Term Loan Commitments on the Amendment and Restatement Date as part of the amendments to the Original Credit Agreement, each Lender shall surrender its Notes issued in connection with its Term C Loan Commitments under the Original Credit Agreement and be issued (if it requests) Notes pursuant to this Section 2.08. The Tranche C Term Loans made or to be made by such Tranche C Term Loan Lender who has requested a Note shall be evidenced by one or more promissory notes of Borrower, substantially in the form of EXHIBIT A-4, dated the Amendment and Restatement Date, payable to such Lender and otherwise duly completed.

                  (v) At the request of the Swing Loan Lender, the Swing Loans made by the Swing Loan Lender shall be evidenced by one or more promissory notes of Borrower, substantially in the form of EXHIBIT A-5, dated the Amendment and Restatement Date, payable to the Swing Loan Lender and otherwise duly completed.

                  (b) The date, amount, Type, interest rate and duration of Interest Period (if applicable) of each Loan of each Class made by each Lender to Borrower, and each payment made on account of the principal thereof, shall be recorded by such Lender on its books and, prior to any transfer of any Note evidencing the Loans of such Class held by it, endorsed by such Lender on the schedule attached to such Note or any continuation thereof; PROVIDED, HOWEVER, that the failure of such Lender to make any such recordation or endorsement shall not affect the obligations of Borrower to make a payment when due of any amount owing hereunder or under such Note.

                  (c) Borrower hereby designates the Administrative Agent to serve as its agent, solely for purposes of this Section 2.08, to maintain a register (the "REGISTER") on which it will record the name and address of each Lender, the Commitment from time to time of each of the Lenders, the principal amount of the Loans made by each of the Lenders and each repayment in respect of the principal amount of the Loans of each Lender. Failure to make any such recordation or any error in such recordation shall not affect Borrower's obligations in respect of such Loans. The entries in the Register shall be conclusive, in the absence of manifest error, and Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register as the owner of a Loan or other obligation hereunder as the owner thereof for all purposes of this Agreement and the other Credit Documents, notwithstanding any notice to the contrary. The Register shall be available for inspection by Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  2.09. OPTIONAL PREPAYMENTS AND CONVERSIONS OR CONTINUATIONS OF LOANS. Subject to Section 4.04, Borrower shall have the right to prepay Loans, or to Convert Loans of one Type into Loans of another Type or to Continue Loans of one Type as Loans of the same Type, at any time or from time to time to be applied as specified by Borrower; PROVIDED, HOWEVER, that: (a) Borrower shall give the Administrative Agent notice of each such prepayment, Conversion or Continuation as provided in Section 4.05 (and, upon the date specified in any such notice of prepayment, the amount to be prepaid shall become due and payable hereunder); (b) if LIBOR Loans are prepaid or Converted other than on the last day of an Interest Period for such Loans, Borrower shall at such time pay all expenses and costs required by Section 5.05; and (c) prepayments of the Term Loans pursuant to this Section 2.09 shall be applied PRO RATA between the Term Loan Tranches based upon the remaining unpaid amounts thereof and, as to each such Term Loan Tranche, the amount to be applied thereto shall be applied in inverse order of maturity among the remaining Amortization Payments based upon the remaining unpaid amounts thereof. Each notice of Conversion or Continuation shall be substantially in the form of EXHIBIT J.

                  Notwithstanding the foregoing, and without limiting the rights and remedies of the Lenders under Section 10, in the event that any Event of Default shall have occurred and be continuing, the Administrative Agent may (and at the request of the Majority Lenders shall) suspend the right of Borrower to Convert any Loan into a LIBOR Loan, or to Continue any Loan as a LIBOR Loan, in which event all Loans shall be Converted (on the last day(s) of the respective Interest Periods therefor) or Continued, as the case may be, as ABR Loans.

                  2.10. MANDATORY PREPAYMENTS. (a) Borrower shall prepay the Term Loans as follows (each such prepayment to be effected in each case in the manner, order and to the extent specified in subsection (b) below of this
Section 2.10):

                  (i) CASUALTY EVENTS. On or prior to the third Business Day after the date on which any Company receives any Net Available Proceeds from any Casualty Event, in an aggregate principal amount equal to 100% of such Net Available Proceeds; PROVIDED, HOWEVER, that (x) so long as no Event of Default then exists or would arise therefrom, such Net Available Proceeds shall not be required to be so applied on such date to the extent that Borrower has delivered an Officer's Certificate to the Administrative Agent on or prior to such date stating that such proceeds shall be used to (1) repair, replace or restore any Property in respect of which such Net Available Proceeds were paid or (2) fund the substitution of other Property used or usable in the business of Borrower and the Subsidiaries, in each case within 180 days following the date of the receipt of such Net Available Proceeds, (y) all such Net Available Proceeds shall be held in the Collateral Account and released therefrom only in accordance with the terms of the Security Agreement, and (z) if all or any portion of such Net Available Proceeds not required to be applied to the prepayment of Term Loans pursuant to the preceding proviso is not so used within 180 days after the date of the receipt of such Net Available Proceeds, such remaining portion shall be applied on the last day of such period as specified in Section 2.10(b), unless prior to such 180th day a Company shall have entered into a binding agreement to so use such Net Available Proceeds, in each case within 180 days after the date of such agreement (and if not so used, the Net Available Proceeds shall be applied as specified in Section 2.10(b)).

                 (ii) EQUITY ISSUANCE. On or prior to the third Business Day after the date on which the Person consummating the relevant Equity Issuance receives any Net Available Proceeds from any such Equity Issuance that is consummated on or after the Amendment and Restatement Date, in an aggregate principal amount equal to 50% of such Net Available Proceeds; PROVIDED, HOWEVER, that the Designated Equity Issuance Proceeds need not be so applied to the extent contemporaneously applied pursuant to Section 9.06(i).

                (iii) DEBT ISSUANCE. On or prior to the third Business Day after the date on which the Person consummating the relevant Debt Issuance receives any Net Available Proceeds from any such Debt Issuance that is consummated on or after the Amendment and Restatement Date, in an aggregate principal amount equal to 100% of such Net Available Proceeds.

                 (iv) DISPOSITION EVENTS. On or prior to the third Business Day after the date of receipt by any Company of any Net Available Proceeds from any Disposition Event on or after the Amendment and Restatement Date, in an aggregate principal amount equal to 100% of the Net Available Proceeds from such Disposition Event; PROVIDED, HOWEVER, that
         (x) the Net Available Proceeds from any Disposition Event permitted by
         Section 9.06(g), (h) and (p), shall not be required to be applied as provided herein on such date if and to the extent that (1) no Event of Default then exists or would arise therefrom and (2) Borrower delivers an Officer's Certificate to the Administrative Agent on or prior to such date stating that such Net Available Proceeds shall be reinvested in capital assets of Borrower or any Subsidiary in each case within 180 days following the date of such Disposition Event (which certificate shall set forth the estimates of the proceeds to be so expended), (y) all such Net Available Proceeds shall be held in the Collateral Account and released therefrom only in accordance with the terms of the Security Agreement, and (z) if all or any portion of such Net Available Proceeds not so applied as provided herein is not so used within such 180 day period, such remaining portion shall be applied on the last day of such period as specified in Section 2.10(b), unless prior to such 180th day a Company shall have entered into a binding agreement to so use such Net Available Proceeds, in each case within 180 days after the date of such agreement (and if not so used, the Net Available Proceeds shall be applied as specified in Section 2.10(b)); PROVIDED, HOWEVER, that the Net Available Proceeds from a Disposition Event permitted by
         Section 9.06(q) need not be applied pursuant to this Section 2.10(a)(iv) so long as all proceeds of such Disposition Event are applied to consummate the Ellison Acquisition. Any interest income from Net Available Proceeds held in the Collateral Account shall be for the account of Borrower and, so long as no Default then exists, shall be delivered to Borrower (after deduction of customary administrative fees and expenses, if any) from time to time upon request by Borrower.

                  (v) EXCESS CASH FLOW. Not later than 100 days after the end of each fiscal year of Borrower commencing with the fiscal year ended December 31, 2001, in an aggregate principal amount equal to (A) 75% of Excess Cash Flow for such fiscal year if the Total Leverage

         Ratio at the end of such fiscal year is greater than or equal to 2.75:1.0 (as evidenced in an Officer's Certificate delivered to the Administrative Agent), and (B) 50% of Excess Cash Flow for such fiscal year if the Total Leverage Ratio at the end of such fiscal year is less than 2.75:1.0 (as evidenced in an Officer's Certificate delivered to the Administrative Agent).

                 (vi) OTHER REQUIRED PREPAYMENTS. If the terms of any agreement, instrument or indenture pursuant to which any Indebtedness PARI PASSU with or junior in right of payment to the Loans is outstanding (or pursuant to which such Indebtedness is guaranteed) require prepayment of such Indebtedness out of the proceeds of any Disposition or otherwise unless such proceeds are used to prepay other Indebtedness, then, to the extent not otherwise required by this Section 2.10(a), the Loans shall be repaid in an amount not less than the minimum amount that would be required to be prepaid not later than the latest time as and upon such terms so that such other Indebtedness will not be required to be prepaid pursuant to the terms of the agreement, indenture or instrument or guarantee governing such other Indebtedness.

                  (b) APPLICATION. The amount of any required prepayments described in Section 2.10(a) shall be applied as follows:

                  (i) FIRST, the amount of the required prepayment shall be applied to the reduction of Amortization Payments on the Term Loans required by Section 3.01(b) PRO RATA among the Term Loan Tranches based upon the remaining unpaid amounts thereof and, as to each such Tranche A Term Loan, the amount to be applied PRO RATA to the remaining Amortization Payments thereof based on the remaining unpaid amounts thereof and as to each such Tranche B Term Loan and Tranche C Term Loan, the amount to be applied thereto shall be applied in inverse order of maturity to the remaining Amortization Payments of such Tranche B Term Loan and Tranche C Term Loan; and

                 (ii) SECOND, after such time as no Term Loans remain outstanding, Revolving Credit Commitments shall be permanently reduced (at the same time that the prepayment of the Term Loans would have been made and assuming an unlimited amount thereof then outstanding) PRO RATA in an amount equal to the remaining amount of any such required prepayment that would have been applied to the Term Loans (assuming an unlimited amount thereof then outstanding) and to the extent that, after giving effect to such reduction, the aggregate principal amount of Revolving Credit Loans, PLUS the aggregate principal amount of Swing Loans, PLUS the aggregate amount of all Letter of Credit Liabilities would exceed the Revolving Credit Commitments, Borrower shall, FIRST, prepay outstanding Revolving Credit Loans, SECOND, prepay outstanding Swing Loans and, THIRD, provide cover for Letter of Credit Liabilities as specified in Section 2.10(d), in an aggregate amount equal to such excess.

                  Notwithstanding the foregoing, if the amount of any prepayment of Loans required under this Section 2.10 shall be in excess of the amount of the ABR Loans at the time outstanding, only the portion of the amount of such prepayment as is equal to the amount of such outstanding ABR Loans shall be immediately prepaid and, at the election of Borrower, the balance of such required prepayment shall be either (i) deposited in the Collateral Account and applied to the prepayment of

LIBOR Loans on the last day of the then next-expiring Interest Period for LIBOR Loans or (ii) prepaid immediately, together with any amounts owing to the Lenders under Section 5.05. Notwithstanding any such deposit in the Collateral Account, interest shall continue to accrue on such Loans until prepayment.

                  (c) REVOLVING CREDIT EXTENSION REDUCTIONS. Until the Revolving Credit Commitment Termination Date, Borrower shall from time to time immediately prepay the Swing Loans and the Revolving Credit Loans (and/or provide cover for Letter of Credit Liabilities as specified in Section 2.10(d)) in such amounts as shall be necessary so that at all times the aggregate outstanding amount of the Revolving Credit Loans, PLUS the aggregate outstanding amount of Swing Loans, PLUS the aggregate outstanding Letter of Credit Liabilities shall not exceed the Revolving Credit Commitments as in effect at such time, such amount to be applied, FIRST, to Swing Loans, SECOND, to Revolving Credit Loans outstanding and, THIRD, as cover for Letter of Credit Liabilities outstanding as specified in Section 2.10(d).

                  (d) COVER FOR LETTER OF CREDIT LIABILITIES. In the event that Borrower shall be required pursuant to this Section 2.10 to provide cover for Letter of Credit Liabilities, Borrower shall effect the same by paying to the Administrative Agent immediately available funds in an amount equal to the required amount, which funds shall be retained by the Administrative Agent in the Collateral Account (as provided in the Security Agreement as collateral security in the first instance for the Letter of Credit Liabilities) until such time as all Letters of Credit shall have been terminated and all of the Letter of Credit Liabilities paid in full.

                  2.11. REPLACEMENT OF LENDERS. Borrower shall have the right, if no Default then exists, to replace any Lender (the "REPLACED LENDER") with one or more other Eligible Persons reasonably acceptable to the Lead Arranger (collectively, the "REPLACEMENT LENDER") if (x) such Lender is charging Borrower increased costs pursuant to Section 5.01 or 5.06 in excess of those being charged generally by the other Lenders or such Lender becomes incapable of making LIBOR Loans as provided in Section 5.03 and/or (y) as provided in Section 12.04(ii), such Lender refuses to consent to certain proposed amendments, waivers or modifications with respect to this Agreement; PROVIDED, HOWEVER, that
(i) at the time of any replacement pursuant to this Section 2.11, the Replacement Lender shall enter into one or more assignment agreements in accordance with Section 12.06(b) (and with all fees payable pursuant to Section
12.06 to be paid by the Replacement Lender) pursuant to which the Replacement Lender shall acquire all of the Commitments and outstanding Loans of, and in each case Letter of Credit Interests for, the Replaced Lender and, in connection therewith, shall pay to (x) the Replaced Lender, an amount equal to the sum of
(A) the principal of, and all accrued interest on, all outstanding Loans of the Replaced Lender, (B) all Reimbursement Obligations owing to such Replaced Lender, together with all then unpaid interest with respect thereto at such time, and (C) all accrued, but theretofore unpaid, fees owing to the Replaced Lender pursuant to Section 2.05, and (y) the Issuing Lender an amount equal to such Replaced Lender's Revolving Credit Commitment Percentage of any Reimbursement Obligations (which at such time remains a Reimbursement Obligation) to the extent such amount was not theretofore funded by such Replaced Lender, and (ii) all obligations of Borrower owing to the Replaced Lender (other than those specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being, paid, but including any amounts which would be paid to a Lender pursuant to Section 5.05 if Borrower were prepaying a LIBOR Loan) shall be paid in full to such Replaced Lender concurrently with such replacement. Upon the execution of the applicable assignment agreement, the payment of amounts referred to in clauses (i) and (ii) above and, if so requested by the Replacement Lender, delivery to the Replacement Lender of Notes executed by Borrower, the Replacement Lender shall become a Lender hereunder and the Replaced Lender shall cease to constitute a Lender hereunder and be released of all its obligations as a Lender, except with respect to indemnification provisions applicable to the Replaced Lender under this Agreement, which shall survive as to such Replaced Lender.

                  Section 3.  PAYMENTS OF PRINCIPAL AND INTEREST.

                  3.01.  REPAYMENT OF LOANS.

                  (a) REVOLVING CREDIT AND SWING LOANS. Borrower hereby promises to pay to the Administrative Agent for the account of each Lender the entire outstanding principal amount of such Lender's Revolving Credit Loans, and each Revolving Credit Loan shall mature, on the Revolving Credit Commitment Termination Date. Borrower hereby promises to pay the Swing Loan Lender for its account the entire outstanding principal amount of the Swing Loans, and the Swing Loans shall mature, on the Swing Loan Maturity Date.

                  (b) (1) TRANCHE A TERM LOANS. Borrower hereby promises to pay to the Administrative Agent for the account of the Tranche A Term Loan Lenders, in repayment of the principal of the Tranche A Term Loans, the amounts set forth on SCHEDULE 3.01(b) on the dates set forth on SCHEDULE 3.01(b) (subject to adjustment for any prepayments required by Section 2.10 to the extent actually made).

                  (2) TRANCHE B TERM LOANS. Borrower hereby promises to pay to the Administrative Agent for the account of the Tranche B Term Loan Lenders, in repayment of the principal of the Tranche B Term Loans, the amounts set forth on
SCHEDULE 3.01(b) on the dates set forth on SCHEDULE 3.01(b) (subject to adjustment for any prepayments required by Section 2.10 to the extent actually made).

                  (3) TRANCHE C TERM LOANS. Borrower hereby promises to pay to the Administrative Agent for the account of the Tranche C Term Loan Lenders, in repayment of the principal of the Tranche C Term Loans, the amounts set forth on
SCHEDULE 3.01(b) on the dates set forth on SCHEDULE 3.01(b) (subject to adjustment for any prepayments required by Section 2.10 to the extent actually made).

                  3.02. INTEREST. (a) Borrower hereby promises to pay to the Administrative Agent for the account of each Lender interest on the unpaid principal amount of each Loan made by such Lender for the period from and including the date of such Loan to but excluding the date such Loan shall be paid in full at the following rates PER ANNUM:

                  (i) during such periods as such Loan is an ABR Loan, the Alternate Base Rate (as in effect from time to time), PLUS the Applicable Margin; and

                 (ii) during such periods as such Loan is a LIBOR Loan, for each Interest Period relating thereto, the LIBOR Rate for such Loan for such Interest Period, PLUS the Applicable Margin.

                  (b) Overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan and other overdue amounts owed by any Obligor under the Credit Documents (including such interest accruing before and after judgment) shall bear interest at a rate PER ANNUM equal to (x) in the case of principal of any Loans, the rate which is 2% in excess of the rate then borne by such Loans and (y) in the case of interest and such other amounts, the rate which is 2% in excess of the rate otherwise applicable to ABR Loans which are Revolving Credit Loans from time to time. Interest which accrues under this paragraph shall be payable on demand.

                  (c) Accrued interest on each Loan shall be payable (i) in the case of an ABR Loan, quarterly on the Quarterly Dates, (ii) in the case of a LIBOR Loan, on the last day of each Interest Period therefor and, if such Interest Period is longer than three months, at three-month intervals following the first day of such Interest Period and (iii) in the case of any LIBOR Loan, upon the payment or prepayment thereof or the Conversion of such Loan to a Loan of another Type (but only on the principal amount so paid, prepaid or Converted), except that interest payable at the rate set forth in Section 3.02(b) shall be payable from time to time on demand. Promptly after the determination of any interest rate provided for herein or any change therein, the Administrative Agent shall give notice thereof to the Lenders to which such interest is payable and to Borrower.

                  Section 4.  PAYMENTS; PRO RATA TREATMENT; COMPUTATIONS; ETC.

                  4.01. PAYMENTS. (a) Except to the extent otherwise provided herein, all payments of principal, interest, Reimbursement Obligations and other amounts to be made by Borrower under this Agreement and the Notes, and, except to the extent otherwise provided therein, all payments to be made by the Obligors under any other Credit Document, shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to the Administrative Agent at its account at the Principal Office, not later than 1 p.m. New York time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day).

                  (b) Borrower shall, at the time of making each payment under this Agreement or any Note for the account of any Lender, specify (in accordance with Section 2.09 and 2.10, if applicable) to the Administrative Agent (which shall so notify the intended recipient(s) thereof) the Loans, Reimbursement Obligations or other amounts payable by Borrower hereunder to which such payment is to be applied (and in the event that Borrower fails to so specify, or if an Event of Default has occurred and is continuing, the Administrative Agent may distribute such payment to the Lenders for application to the Obligations under the Credit Documents in such manner as it or the Majority Lenders, subject to
Section 4.02, may determine to be appropriate).

                  (c) Except to the extent otherwise provided in the second sentence of Section 2.03(g), each payment received by the Administrative Agent or by the Issuing Lender (through the Adminis-trative Agent) under this Agreement or any Note for the account of any Lender shall be paid by the Administrative Agent or by the Issuing Lender (through the Administrative Agent), as the case may be, to such Lender, in immediately available funds, (x) if the payment was actually received by the Administrative Agent or by the Issuing Lender (through the Administrative Agent), as the case may be, prior to 1 p.m. (New York time) on any day, on such day and (y) if the payment was actually received by the Administrative Agent or by the Issuing Lender (through the Administrative Agent), as the case may be, after 1 p.m. (New York time) on any day, by 2:00 p.m. (New York time) on the following Business Day (it being understood that to the extent that any such payment is not made in full by the Administrative Agent or by the Issuing Lender (through the Administrative Agent), as the case may be, the Administrative Agent shall pay to such Lender, upon demand, interest at the Federal Funds Rate from the date such amount was required to be paid to such Lender pursuant to the foregoing clauses until the date the Administrative Agent pays such Lender the amount).

                  (d) If the due date of any payment under this Agreement or any Note would otherwise fall on a day that is not a Business Day, such date shall be extended to the next succeeding Business Day, and interest shall be payable for any principal so extended for the period of such extension.

                  4.02. PRO RATA TREATMENT. Except to the extent otherwise provided herein: (a) each borrowing of Loans of a particular Class from the Lenders under Section 2.01 shall be made from the relevant Lenders, each payment of commitment fee under Section 2.05 in respect of Commitments of a particular Class shall be made for account of the relevant Lenders, and each termination or reduction of the amount of the Commitments of a particular Class under Section
2.04 shall be applied to the respective Commitments of such Class of the relevant Lenders, PRO RATA according to the amounts of their respective Commitments of such Class; PROVIDED, HOWEVER, that Swing Loans shall be made only by, and interest thereon shall be paid by Borrower only to, the Swing Loan Lender (subject to such Lender's obligations in respect of any participation therein purchased by the other Revolving Credit Lenders as provided in Section 2.01(f)); (b) except as otherwise provided in Section 5.04, LIBOR Loans of any Class having the same Interest Period shall be allocated PRO RATA among the relevant Lenders according to the amounts of their respective Revolving Credit and Term Loan Commitments (in the case of the making of Loans) or their respective Revolving Credit and Term Loans (in the case of Conversions and Continuations of Loans); (c) each payment or prepayment of principal of Revolving Credit Loans or Term Loans by Borrower shall be made for account of the relevant Lenders PRO RATA in accordance with the respective unpaid outstanding principal amounts of the Loans of such Class held by them; and (d) each payment of interest on Revolving Credit Loans and Term Loans by Borrower shall be made for account of the relevant Lenders PRO RATA in accordance with the amounts of interest on such Loans then due and payable to the respective Lenders.

                  4.03. COMPUTATIONS. Interest on LIBOR Loans and commitment fees and letter of credit fees shall be computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last day) occurring in the period for which such amounts are payable and interest on ABR Loans and Reimbursement Obligations shall be computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed (including the first day but excluding the last day) occurring in the period for which such amounts are payable. Notwithstanding the foregoing, for each day that the Alternate Base Rate is calculated by reference to the Federal Funds Rate, interest on ABR Loans and Reimbursement Obligations shall be computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last day).

                  4.04. MINIMUM AMOUNTS. Except for mandatory prepayments made pursuant to Section 2.10, Conversions or prepayments made pursuant to Section
5.04 and borrowings hereunder to finance any payment made in respect of a Letter of Credit, each borrowing, Conversion and prepayment of principal of Loans (other than Swing Loans, for which the minimum amounts thereof are in Section 2.01(f)) shall be in an amount at least equal to $250,000 (or, if less, the remaining aggregate principal amount thereof) with respect to ABR Loans and $250,000 (or, if less, the remaining aggregate principal amount thereof) with respect to LIBOR Loans and in multiples of $100,000 in excess thereof (borrowings, Conversions or prepayments of or into Loans of different Types or, in the case of LIBOR Loans, having different Interest Periods at the same time hereunder to be deemed separate borrowings, Conversions and prepayments for purposes of the foregoing, one for each Type or Interest Period). Anything in this Agreement to the contrary notwithstanding, the aggregate principal amount of LIBOR Loans having the same Interest Period shall be in an amount at least equal to $500,000 and in multiples of $100,000 in excess thereof and, if any LIBOR Loans or portions thereof would otherwise be in a lesser principal amount for any period, such Loans or portions, as the case may be, shall be ABR Loans during such period.

                  4.05. CERTAIN NOTICES. Notices by Borrower to the Administrative Agent of terminations or reductions of the Commitments, of borrowings, Conversions, Continuations and optional prepayments of Loans and of Classes of Loans, of Types of Loans and of the duration of Interest Periods shall be irrevocable and shall be effective only if received by the Administrative Agent not later than 1 p.m. New York time on the number of Business Days prior to the date of the relevant termination, reduction, borrowing, Conversion, Continuation or prepayment or the first day of such Interest Period specified in the table below.

                              NOTICE PERIODS

NOTICE                                           NUMBER OF BUSINESS DAYS PRIOR
------                                           -----------------------------

Termination or reduction of Commitments                        2

Borrowing or optional prepayment of, or Conver-
sions into, ABR Loans (including Swing Loans)                  1

Borrowing or optional prepayment of, Conver-
sions into, Continuations as, or duration of
Interest Periods for, LIBOR Loans                              3

                  Each such notice of termination or reduction shall specify the amount and the Class of the Commitments to be terminated or reduced. Each such notice of borrowing, Conversion, Continuation or prepayment shall specify the Class of Loans to be borrowed, Converted, Continued or prepaid and the amount (subject to Section 4.04) and Type of each Loan to be borrowed, Converted, Continued or prepaid and the date of borrowing, Conversion, Continuation or prepayment (which shall be a Business Day). Each such notice of the duration of an Interest Period shall specify the Loans to which such Interest Period is to relate. Unless otherwise consented to by the Lead Arranger in its sole discretion, prior to the date on which Borrower has been notified by the Lead Arranger that the primary syndication of the Commitments has been completed, no borrowing of or Conversion into any LIBOR Loan may be made having an Interest Period of other than seven days. The Administrative Agent shall promptly notify the Lenders of the contents of each such notice. In the event that Borrower fails to select the Type of Loan within the time period and otherwise as provided in this Section 4.05, such Loan (if outstanding as a LIBOR Loan) will be automatically Converted into an ABR Loan on the last day of the then current Interest Period for such Loan or (if outstanding as an ABR Loan) will remain as, or (if not then outstanding) will be made as, an ABR Loan. In the event that Borrower fails to select an Interest Period for any LIBOR Loan within the time period and otherwise as provided in this Section 4.05, such Interest Period shall be for one month.

                  4.06. NON-RECEIPT OF FUNDS BY THE ADMINISTRATIVE AGENT. Unless the Administrative Agent shall have received written notice from a Lender or Borrower (the "PAYOR") prior to the date on which the Payor is to make payment to the Administrative Agent of (in the case of a Lender) the proceeds of a Loan to be made by such Lender hereunder or a payment to the Administrative Agent for the account of one or more of the Lenders hereunder (such payment being herein called the "REQUIRED PAYMENT"), which notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to the Administrative Agent, the Administrative Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient(s) on such date; and, if the Payor has not in fact made the Required Payment to the Administrative Agent, the recipient(s) of such payment shall, on demand, repay to the Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date (the "ADVANCE DATE") such amount was so made available by the Administrative Agent until the date the Administrative Agent recovers such amount at a rate PER ANNUM equal to the Federal Funds Rate for such day and, if such recipient(s) shall fail promptly to make such payment, the Administrative Agent shall be entitled to recover such amount, on demand, from the Payor, together with interest as aforesaid; PROVIDED, HOWEVER, that if neither the recipient(s) nor the Payor shall return the Required Payment to the Administrative Agent within three Business Days of the date such demand was made, then, retroactively to the Advance Date, the Payor and the recipient(s) shall each be obligated to pay interest on the Required Payment as follows (without double recovery):

                  (i) if the Required Payment shall represent a payment to be made by Borrower to the Lenders, Borrower and the recipient(s) shall each be obligated retroactively to the Advance Date to pay interest in respect of the Required Payment at the rate set forth in Section 3.02(b) (without duplication of the obligation of Borrower under Section 3.02 to pay interest on the Required Payment at the rate set forth in Section 3.02(b)), it being understood that the return by the recipient(s) of the Required Payment to the Administrative Agent shall not limit such obligation of Borrower under Section 3.02 to pay interest at the rate set forth in Section 3.02(b) in respect of the Required Payment and

                 (ii) if the Required Payment shall represent proceeds of a Loan to be made by the Lenders to Borrower, the Payor and Borrower shall each be obligated retroactively to the Advance Date to pay interest in respect of the Required Payment pursuant to Section 3.02, it being understood that the return by Borrower of the Required Payment to the Administrative Agent shall not limit any claim Borrower may have against the Payor in respect of such Required Payment.

                  4.07. RIGHT OF SETOFF; SHARING OF PAYMENTS; ETC. (a) Each Obligor agrees that, in addition to (and without limitation of) any right of setoff, banker's lien or counterclaim a Lender may otherwise have, each Lender shall be entitled, at its option (to the fullest extent permitted by law), to set off and apply any deposit (general or special, time or demand, provisional or final), or other indebtedness, held by it for the credit or account of such Obligor at any of its offices, in Dollars or in any other currency, against any principal of or interest on any of such Lender's Loans, Reimbursement Obligations or any other amount payable to such Lender hereunder that is not paid when due (regardless of whether such deposit or other indebtedness is then due to such Obligor), in which case it shall promptly notify such Obligor and the Administrative Agent thereof; PROVIDED, HOWEVER, that such Lender's failure to give such notice shall not affect the validity thereof.

                  (b) Each of the Lenders agrees that, if it should receive (other than pursuant to Section 5) any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise) which is applicable to the payment of the principal of, or interest on, the Loans, Reimbursement Obligations or fees, of a sum which with respect to the related sum or sums received by other Lenders is in a greater proportion than the total of such amounts then owed and due to such Lender bears to the total of such amounts then owed and due to all of the Lenders immediately prior to such receipt, then such Lender receiving such excess payment shall purchase for cash without recourse or warranty from the other Lenders an interest in the Obligations of the respective Obligor to such Lenders in such amount as shall result in a proportional participation by all of the Lenders in such amount; PROVIDED, HOWEVER, that if all or any portion of such excess amount is thereafter recovered from such Lender, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest. Borrower consents to the foregoing arrangements.

                  (c) Borrower agrees that any Lender so purchasing such a participation may exercise all rights of setoff, banker's lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of Loans or other amounts (as the case may be) owing to such Lender in the amount of such participation.

                  (d) Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of any Obligor. If, under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section 4.07 applies, such Lender shall, to the extent practicable, exercise its rights in re-spect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section 4.07 to share in the benefits of any recovery on such secured claim.

                  Section 5.  YIELD PROTECTION, ETC.

                  5.01. ADDITIONAL COSTS. (a) If the adoption of, or any change in, any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority or the NAIC made subsequent to the Original Closing Date:

                  (i) shall subject any Lender or Issuing Lender to any tax of any kind whatsoever with respect to this Agreement, any Note, any Letter of Credit or any Lender's participation therein, any Letter of Credit Document or any LIBOR Loan made by it or change the basis of taxation of payments to such Lender in respect thereof by any Governmental Authority (except for taxes covered by or expressly excluded from coverage by Section 5.06 and changes in the rate of tax on the overall net income of such Lender or its Applicable Lending Office, or any affiliate thereof or franchise tax by any Governmental Authority);

                 (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender or Issuing Lender which is not otherwise included in the determination of the LIBOR Rate hereunder; or

                (iii) shall impose on such Lender or Issuing Lender any other condition (excluding taxes);

and the result of any of the foregoing is to increase the cost to such Lender or Issuing Lender, by an amount which such Lender or Issuing Lender deems to be material, of making, converting into, continuing or maintaining LIBOR Loans or issuing or participating in Letters of Credit or to reduce any amount receivable hereunder in respect thereof then, in any such case, Borrower shall promptly pay such Lender or Issuing Lender, upon its written demand, any additional amounts necessary to compensate such Lender or Issuing Lender for such increased cost or reduced amount receivable; PROVIDED, HOWEVER, that a Lender that is an assignee or transferee of an interest under this Agreement pursuant to Section 2.11 or
12.06 that was already a Lender hereunder immediately prior to such assignment or transfer shall be entitled to additional amounts pursuant to this Section
5.01 on the assigned or transferred interest only to the same extent as the assignor Lender. If any Lender or Issuing Lender becomes entitled to claim any additional amounts pursuant to this subsection, it shall promptly notify Borrower, through the Administrative Agent, of the event by reason of which it has become so entitled. A certificate as to any additional amounts setting forth the calculation of such additional amounts pursuant to this Section 5.01 submitted by such Lender or Issuing Lender, through the Administrative Agent, to Borrower shall be conclusive in the absence of clearly demonstrable error. Without limiting the survival of any other covenant hereunder, this Section 5.01 shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder.

                  (b) In the event that any Lender or Issuing Lender shall have determined that the adoption of any law, rule, regulation or guideline regarding capital adequacy (or any change after the date hereof therein or in the interpretation or application thereof) or compliance by any Lender or Issuing Lender or any corporation controlling such Lender or Issuing Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any central bank or Governmental Authority or the NAIC, in each case, made subsequent to the date hereof including, without limitation, the issuance of any final rule, regulation or guideline, does or shall have the effect of reducing the rate of return on such Lender's or Issuing Lender's or such corporation's capital as a consequence of its obligations hereunder or under any Letter of Credit to a level below that which such Lender or Issuing Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or Issuing Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender or Issuing Lender to be material, then from time to time, after submission by such Lender or Issuing Lender to Borrower (with a copy to the Administrative Agent) of a written request therefor, Borrower shall promptly pay to such Lender or Issuing Lender such additional amount or amounts as will compensate such Lender or Issuing Lender for such reduction.

                  (c) Each Lender (and Issuing Lender) shall notify Borrower of any event that will entitle such Lender (or Issuing Lender, as the case may be) to compensation under paragraph (a) or (b) of this Section 5.01 as promptly as practicable, but in any event within 90 days after such Lender (or Issuing Lender, as the case may be) obtains actual knowledge thereof; PROVIDED, HOWEVER, that (i) if any Lender (or Issuing Lender, as the case may be) fails to give such notice within 90 days after it obtains actual knowledge of such an event, such Lender (or Issuing Lender, as the case may be) shall, with respect to compensation payable pursuant to this Section 5.01 in respect of any costs resulting from such event, only be entitled to payment under this Section 5.01 for costs incurred from and after the date 90 days prior to the date that such Lender (or Issuing Lender, as the case may be) does give such notice and (ii) each Lender (or Issuing Lender, as the case may be), will designate a different Applicable Lending Office for the Loans of such Lender (or the Letters of Credit, as the case may be) affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Lender (or Issuing Lender, as the case may be), be disadvantageous to such Lender (or Issuing Lender, as the case may be). Each Lender (or Issuing Lender, as the case may be) will furnish to Borrower at the time of request for compensation under paragraph (a) or (b) of this Section 5.01 a certificate setting forth the basis, amount and reasonable detail of computation of each request by such Lender for compensation under paragraph (a) or (b) of this Section 5.01, which certificate shall, except for demonstrable error, be final, conclusive and binding for all purposes.

                  5.02. LIMITATION ON TYPES OF LOANS. Anything herein to the contrary notwithstanding, if, on or prior to the determination of any LIBOR Base Rate for any Interest Period:

                  (i) the Administrative Agent determines, which determination shall be conclusive, absent manifest error, that quotations of interest rates for the relevant deposits referred to in the definition of "LIBOR Base Rate" in Section 1.01 are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for LIBOR Loans as provided herein; or

                 (ii) if the related Loans are Revolving Credit Loans, the Majority Revolving Credit Lenders or, if the related Loans are Tranche A Term Loans, the Majority Tranche A Term Loan Lenders or, if the related Loans are Tranche B Term Loans, the Majority Tranche B Term Loan Lenders or, if the related Loans are Tranche C Term Loans, the Majority Tranche C Term Loan Lenders determine, which determination shall be conclusive, that the relevant rates of interest referred to in the definition of "LIBOR Base Rate" in Section 1.01 upon the basis of which the rate of interest for LIBOR Loans for such Interest Period is to be determined are not likely adequate to cover the cost to the applicable Lenders of making or maintaining LIBOR Loans for such Interest Period, then the Administrative Agent shall give Borrower and each Lender prompt notice thereof, and so long as such condition remains in effect, the affected Lenders shall be under no obligation to make additional LIBOR Loans (but shall make their portion of any additional Borrowings as ABR Loans), to Continue LIBOR Loans or to Convert ABR Loans into LIBOR Loans and Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding LIBOR Loans, either prepay such Loans of such affected Lenders or Convert such Loans of such affected Lenders into ABR Loans in accordance with Section 2.09.

                  5.03. ILLEGALITY. Notwithstanding any other provision of this Agreement, in the event that any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for any Lender or Issuing Lender or its Applicable Lending Office to honor its obligation to make or maintain LIBOR Loans or issue Letters of Credit hereunder (and, in the sole opinion of such Lender or Issuing Lender, the designation of a different Applicable Lending Office would either not avoid such unlawfulness or would be disadvantageous to such Lender or Issuing Lender), then such Lender or Issuing Lender shall promptly notify Borrower thereof (with a copy to the Administrative Agent) and such Lender's or Issuing Lender's obligation to make or Continue, or to Convert Loans of any other Type into, LIBOR Loans or issue Letters of Credit shall be suspended until such time as such Lender or Issuing Lender may again make and maintain LIBOR Loans or issue Letters of Credit (in which case the provisions of Section 5.04 shall be applicable).

                  5.04. TREATMENT OF AFFECTED LOANS. If the obligation of any Lender to make LIBOR Loans or to Continue, or to Convert ABR Loans into, LIBOR Loans shall be suspended pursuant to Section 5.03, such Lender's LIBOR Loans shall be automatically Converted into ABR Loans on the last day(s) of the then current Interest Period(s) for such LIBOR Loans (or on such earlier date as such Lender may specify to Borrower with a copy to the Administrative Agent as is required by law) and, unless and until such Lender gives notice as provided below that the circumstances specified in Section 5.03 which gave rise to such Conversion no longer exist:

                  (i) to the extent that such Lender's LIBOR Loans have been so Converted, all payments and prepayments of principal which would otherwise be applied to such Lender's LIBOR Loans shall be applied instead to its ABR Loans; and

                 (ii) all Loans which would otherwise be made or Continued by such Lender as LIBOR Loans shall be made or Continued instead as ABR Loans and all ABR Loans of such Lender which would otherwise be Converted into LIBOR Loans shall remain as ABR Loans.

If such Lender gives notice to Borrower with a copy to the Administrative Agent that the circumstances specified in Section 5.03 which gave rise to the Conversion of such Lender's LIBOR Loans pursuant to this Section 5.04 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when LIBOR Loans are outstanding, such Lender's ABR Loans shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding LIBOR Loans, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding LIBOR Loans and by such Lender are held PRO RATA (as to principal amounts, Types and Interest Periods) in accordance with their respective Commitments.

                  5.05. COMPENSATION. (a) Borrower agrees to indemnify each Lender and to hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of (1) default by Borrower in payment when due of the principal amount of or interest on any LIBOR Loan, (2) default by Borrower in making a borrowing of, Conversion into or Continuation of LIBOR Loans after Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (3) default by Borrower in making any prepayment after Borrower has given a notice thereof in accordance with the provisions of the Agreement, or (4) the making of a payment or a prepayment of LIBOR Loans on a day which is not the last day of an Interest Period with respect thereto, including in each case, any such loss (excluding loss of margin) or expense arising from the reemployment of funds obtained by it or from fees payable to terminate the deposits from which such funds were obtained.

                  (b) For the purpose of calculation of all amounts payable to a Lender under this Section 5.05 each Lender shall be deemed to have actually funded its relevant LIBOR Loan through the purchase of a deposit bearing interest at the LIBOR Rate in an amount equal to the amount of the LIBOR Loan and having a maturity comparable to the relevant Interest Period; PROVIDED, HOWEVER, that each Lender may fund each of its LIBOR Loans in any manner it sees fit, and the foregoing assumption shall be utilized only for the calculation of amounts payable under this subsection. Any Lender requesting compensation pursuant to this Section 5.05 will furnish to the Administrative Agent and Borrower a certificate setting forth the basis and amount of such request and such certificate, absent manifest error, shall be conclusive. Without limiting the survival of any other covenant hereunder, this covenant shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder.

                   5.06. NET PAYMENTS. (a) All payments made by Borrower or any Guarantor hereunder or under any Note or any Guarantee will be made without setoff, counterclaim or other defense. Except as provided in Section 5.06(b), all such payments will be made free and clear of, and without deduction or withholding for, any present or future Taxes now or hereafter imposed by any Governmental Authority or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding any Excluded
Tax) and all interest, penalties or similar liabilities with respect thereto (all such Taxes (other than Excluded Taxes) being referred to collectively as

"COVERED TAXES"). If any Covered Taxes are so levied or imposed, Borrower and each Guarantor, as the case may be, agrees (on a joint and several basis for the Guarantors) to pay the full amount of such Covered Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement, the Guarantees or under any Note, after withholding or deduction for or on account of any Covered Taxes, will not be less than the amount provided for herein or in such Note. If any amounts are payable in respect of Covered Taxes pursuant to the preceding sentence (any such amounts, the "GROSS-UP AMOUNT"), Borrower and each Guarantor agrees, notwithstanding the definition of Excluded Taxes, to reimburse (on a joint and several basis for the Guarantors) each Lender, upon the written request of such Lender, (i) for Taxes imposed on or measured by the net income or net profits of such Lender pursuant to the laws of the jurisdiction in which such Lender is organized or in which the principal office or Applicable Lending Office of such Lender is located or under the laws of any political subdivision or taxing authority of any such jurisdiction by reason of the making of payments in respect of Covered Taxes pursuant to this Section (including pursuant to this sentence) and (ii) for any withholding of Taxes as such Lender shall determine are payable by, or withheld from, such Lender in respect of amounts paid in respect of Covered Taxes to or on behalf of such Lender pursuant to the preceding sentence and in respect of any amounts paid to or on behalf of such Lender pursuant to this sentence. Borrower and each Guarantor, as the case may be, will furnish to the Administrative Agent within 45 days after the date the payment of any Covered Taxes is due pursuant to applicable law certified copies of tax receipts or other documentation reasonably satisfactory to such Lender evidencing such payment by Borrower or any Guarantor. Borrower and the Guarantors agree (jointly and severally for the Guarantors) to indemnify and hold harmless each Lender, and reimburse such Lender upon its written request, for the amount of any Covered Taxes so levied or imposed and paid by such Lender and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto.

                  "EXCLUDED TAXES" shall mean other than as provided in the third sentence of the first paragraph of this Section 5.06(a), any Tax (other than any Other Taxes) imposed on or measured by the net income or net profits of a Lender pursuant to the laws of the jurisdiction in which it is organized or the jurisdiction in which the principal office or Applicable Lending Office of such Lender is located or any jurisdiction in which such Lender conducts business or any subdivision thereof or therein.

                  (b) Each Lender that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. federal income tax purposes (a "NON-U.S. LENDER") agrees to deliver to Borrower and the Administrative Agent on or prior to the Original Closing Date (or, if a new Lender as of the Amendment and Restatement Date, on or prior to the Amendment and Restatement Date) or, in the case of a Lender that is an assignee or transferee of an interest under this Agreement pursuant to Section 2.11 or 12.06 (unless the respective Lender was already a Lender hereunder immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Lender, (i) two accurate and complete original signed copies of Internal Revenue Service Form W-8ECI or W-8BEN (or successor forms) certifying to such Lender's entitlement to a complete exemption from United States withholding tax with respect to payments to be made under this Agreement and under any Note (or, with respect to any assignee Lender, at least as extensive as the assigning Lender), or (ii) if the Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form W-8BEN or W-8ECI pursuant to clause (i) above, (x) a certificate substantially in the form of EXHIBIT L (any such certificate, a "SECTION 5.06 CERTIFICATE") and (y) two accurate and complete original signed copies of Internal Revenue Service Form W-8 (or successor form) certifying to such Lender's entitlement to a complete exemption from United States withholding tax with respect to payments to be made under this Agreement and under any Note (or, with respect to any assignee Lender, at least as extensive as the assigning Lender). At the request of Borrower, each Lender that is a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. federal income tax purposes (a "U.S. LENDER"), other than a U.S. Lender that is a corporation or financial institution (an "EXEMPT LENDER"), agrees to deliver to Borrower and the Administrative Agent as soon as practicable after the Amendment and Restatement Date, or in the case of a U.S. Lender that is not an Exempt
Lender and that is an assignee or transferee of an interest under this Agreement pursuant to Section 2.11 or 12.06 (unless the respective Lender was already a Lender hereunder immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Lender, two accurate and complete original signed copies of Internal Revenue Service Form W-9 (or successor form) in order to demonstrate such Lender's entitlement to a complete exemption from United States back-up withholding tax with respect to payments to be made under this Agreement and under any Note. In addition, each Lender agrees that from time to time after the Original Closing Date, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, it will deliver to Borrower and the Administrative Agent two new accurate and complete original signed copies of Internal Revenue Service Form W-8ECI, Form W-8BEN, Form W-8 and a Section 5.06 Certificate, or Form W-9 (if a Form W-9 was previously provided to Borrower and the Administrative Agent pursuant to Borrower's request), as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Lender to a continued exemption from or reduction in United States withholding tax with respect to payments under this Agreement and any Note, or it shall immediately notify Borrower and the Administrative Agent of its inability to deliver any such form or certificate, in which case such Lender shall not be required to deliver any such form or certificate pursuant to this Section 5.06(b). Notwithstanding the foregoing, no Lender shall be required to deliver any such form or certificate if a change in treaty, law or regulation has occurred prior to the date on which such delivery would otherwise be required that renders any such form or certificate inapplicable or would prevent the Lender from duly completing and delivering any such form or certificate with respect to it and such Lender so advises Borrower. Neither Borrower nor any Guarantor shall be required to indemnify any Non-U.S.
Lender, or to pay any additional amounts to any Non-U.S. Lender, in respect of any Covered Taxes to the extent that (i) the obligation to pay such Covered Taxes would not have arisen but for a failure by such Non-U.S. Lender to comply with the provisions of this Section 5.06(b) or (ii) if the Internal Revenue Service makes a final determination that a Lender is a "conduit entity" participating in a "conduit financing arrangement" within the meaning of Treasury Regulation Section 1.881-3, such additional amounts are in excess of the amounts that would otherwise have been payable had such Lender not been a "conduit entity" participating in a "conduit financing arrangement" within the meaning of Treasury Regulation Section 1.881-3. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Section 5.06 and except as set forth in Section 12.06(b), Borrower agrees to pay additional amounts and to indemnify each Lender in the manner set forth in Section 5.06(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any amounts deducted or withheld by it as described in the immediately preceding sentence as a result of any changes after the Original Closing Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of income or similar Covered Taxes. For purposes of the immediately preceding sentence, the final U.S. Treasury regulations that were issued October 6, 1997 with respect to the withholding of United States federal income tax (the "NEW WITHHOLDING REGULATIONS") shall not be considered to constitute a change after the Original Closing Date, or otherwise, in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of income or similar Covered Taxes, notwithstanding that the New Withholding Regulations generally are only effective for payments made after December 31, 2000.

                  (c) In addition, Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under the Notes or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or the Notes (hereinafter referred to as "OTHER TAXES").

                  (d) Any Lender claiming any additional amounts payable pursuant to this Section 5.06 agrees to use (at the Obligors' expense) reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its Applicable Lending Office if it would avoid the need for, or reduce the amount of, any such additional amounts that may thereafter accrue; PROVIDED, HOWEVER, that such change of the Applicable Lending Office, and the filing of any certificates or forms contemplated by the immediately succeeding sentence, would not, in the sole judgment of such Lender, be otherwise disadvantageous to such Lender. Each Lender shall submit to Borrower or any applicable Governmental Authority all certificates or forms relating to Taxes reasonably requested of it by Borrower pursuant to applicable provisions of the Code, treaties or regulations.

                  (e) If Borrower or any Guarantor pays any Gross-up Amount or additional amount under this Section 5.06 to a Lender and such Lender determines in its sole and absolute discretion that it has actually received or realized in connection therewith any refund or any reduction of, or credit against, its tax liabilities (a "TAX BENEFIT"), such Lender shall pay to such Borrower or such Guarantor, as the case may be, an amount that the Lender shall, in its sole and absolute discretion, determine is equal to the net benefit, after tax, which was obtained by the Lender as a consequence of such Tax Benefit; PROVIDED, HOWEVER, that (i) such Lender shall not be required to make any payment under this
Section 5.06(e) if an Event of Default shall have occurred and be continuing;
(ii) any taxes that are imposed on a Lender as a result of a disallowance or reduction (including through the expiration of any tax credit carryover or carryback of such Lender that otherwise would not have expired) of any Tax Benefit with respect to which such Lender has made a payment to Borrower or any Guarantor pursuant to this Section 5.06(e) shall be treated as a tax for which Borrower or any Guarantor is obligated to indemnify such Lender pursuant to this
Section 5.06 without any exclusions or defenses; and (iii) nothing in this
Section 5.06(e) shall require the Lender to disclose any confidential information to Borrower or any Guarantor (including its tax returns).

                  Section 6.  GUARANTEE.

                  6.01. THE GUARANTEE. The Guarantors hereby jointly and severally guarantee as a primary obligor and not as a surety to each Lender, Issuing Lender and Agent and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the principal of and interest (including any interest, fees, costs or charges that would accrue but for the provisions of the Bankruptcy Code after any bankruptcy or insolvency petition under the Bankruptcy Code) on the Loans made by the Lenders to, and the Notes held by each Lender of, Borrower and all other Obligations from time to time owing to the Lenders, Issuing Lender or Agents by Borrower under this Agreement and under the Notes and by any Obligor under any of the other Credit Documents, and all obligations of Borrower or any Subsidiary to any Lender or any Affiliate of any Lender in respect of any Swap Contract and all Obligations owing to the Issuing Lender under the Letter of Credit Documents, in each case strictly in accordance with the terms thereof (such obligations being herein collectively called the "GUARANTEED OBLIGATIONS"). The Guarantors hereby jointly and severally agree that if Borrower shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, the Guarantors will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

                  6.02. OBLIGATIONS UNCONDITIONAL. The obligations of the Guarantors under Section 6.01 are absolute, irrevocable and unconditional, joint and several, irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of Borrower under this Agreement, the Notes or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or Guarantor (except for payment in full). Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Guarantors hereunder which shall remain absolute, irrevocable and unconditional under any and all circumstances as described above:

                  (i) at any time or from time to time, without notice to the Guarantors, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

                 (ii) any of the acts mentioned in any of the provisions of this Agreement or the Notes or any other agreement or instrument referred to herein or therein shall be done or omitted;

                (iii) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be amended in any respect, or any right under this Agreement, the Notes or any other Credit Document or any other agreement or instrument re-ferred to herein or therein shall be amended or waived in any respect or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with;

                 (iv) any lien or security interest granted to, or in favor of, the Issuing Lender or any Lender or Agent as security for any of the Guaranteed Obligations shall fail to be perfected; or

                  (v)      the release of any other Guarantor.

                  The Guarantors hereby expressly waive diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Issuing Lender or any Agent or any Lender exhaust any right, power or remedy or proceed against Borrower under this Agreement or the Notes or any other agreement or instrument referred to herein or therein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations. The Guarantors waive any and all notice of the creation, renewal, extension, waiver, termination or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by the Issuing Lender, any Lender or any Agent upon this guarantee or acceptance of this guarantee, and the Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this guarantee, and all dealings between Borrower and the Issuing Lender, Lenders and Agents shall likewise be conclusively presumed to have been had or consummated in reliance upon this guarantee. This guarantee shall be construed as a continuing, absolute, irrevocable and unconditional guarantee of payment without regard to any right of offset with respect to the Guaranteed Obligations at any time or from time to time held by the Issuing Lender, Lenders and Agents, and the obligations and liabilities of the Guarantors hereunder shall not be conditioned or contingent upon the pursuit by the Issuing Lender, Lenders or Agents or any other Person at any time of any right or remedy against Borrower or against any other Person which may be or become liable in respect of all or any part of the Guaranteed Obligations or against any collateral security or guarantee therefor or right of offset with respect thereto. This guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantors and the successors and assigns thereof, and shall inure to the benefit of the Lenders, and their respective successors and assigns, notwithstanding that from time to time during the term of this Agreement there may be no Guaranteed Obligations outstanding.

                  6.03. REINSTATEMENT. The obligations of the Guarantors under this Section 6 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of Borrower in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise. The Guarantors jointly and severally agree that they will indemnify the Issuing Lender, each Agent and each Lender on demand for all reasonable costs and expenses (including reasonable fees of counsel) incurred by the Issuing Lender, such Agent or such Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law, other than any costs or expenses resulting from the gross negligence or bad faith of such Creditor.

                  6.04. SUBROGATION; SUBORDINATION. Each Guarantor hereby agrees that until the indefeasible payment and satisfaction in full in cash of all Guaranteed Obligations and the expiration and termination of the Commitments of the Lenders under this Agreement it shall not exercise any right or remedy arising by reason of any performance by it of its guarantee in Section 6.01, whether by subrogation or otherwise, against Borrower or any other Guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations. The payment of any amounts due with respect to any indebtedness of Borrower or any other Guarantor now or hereafter owing to any Guarantor by reason of any payment by such Guarantor under the Guarantee in this Section 6 is hereby subordinated to the prior indefeasible payment in full in cash of the Guaranteed Obligations. Each Guarantor agrees that it will not demand, sue for or otherwise attempt to collect any such indebtedness of Borrower to such Guarantor until the Obligations shall have been indefeasibly paid in full in cash. If, notwithstanding the foregoing sentence, any Guarantor shall prior to the indefeasible payment in full in cash of the Guaranteed Obligations collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by such Guarantor as trustee for the Lead Arranger, the Issuing Lender and the Lenders and be paid over to the Administrative Agent on account of the Guaranteed Obligations without affecting in any manner the liability of such Guarantor under the other provisions of the guaranty contained herein.

                  6.05. REMEDIES. The Guarantors jointly and severally agree that, as between the Guarantors and the Lenders, the obligations of Borrower under this Agreement and the Notes may be declared to be forthwith due and payable as provided in Section 10 (and shall be deemed to have become automatically due and payable in the circumstances provided in said Section
10) for purposes of Section 6.01 notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against Borrower and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by Borrower) shall forthwith become due and payable by the Guarantors for purposes of Section 6.01.

                  6.06. INSTRUMENT FOR THE PAYMENT OF MONEY. Each Guarantor hereby acknowledges that the guarantee in this Section 6 constitutes an instrument for the payment of money, and consents and agrees that any Lender or Agent, at its sole option, in the event of a dispute by such Guarantor in the payment of any moneys due hereunder, shall have the right to bring a motion-action under New York CPLR Section 3213.

                  6.07. CONTINUING GUARANTEE. The guarantee in this Section 6 is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising.

                  6.08. GENERAL LIMITATION ON GUARANTEE OBLIGATIONS. In any action or proceeding involving any state corporate law, or any state, Federal or foreign bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Guarantor under
Section 6.01 would otherwise be held or determined to be void, voidable, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under Section 6.01, then, notwithstanding any other provision to the contrary, the amount of such liability shall, without any further action by such Guarantor, any Lender, any Agent or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

                  Section 7.  CONDITIONS PRECEDENT.

                  7.01. EFFECTIVENESS OF ORIGINAL CREDIT AGREEMENT AND INITIAL EXTENSION OF CREDIT UNDER THE ORIGINAL CREDIT AGREEMENT. The conditions to the Loans made on the Original Closing Date set forth in
Section 7.01 of the Original Credit Agreement have been certified by Borrower to have been satisfied as of the Original Closing Date and the text thereof, including any definitions used solely in Section 7.01 of the Original Credit Agreement, is herein deleted for economy of documentation; however, such certification continues in full force and effect. Reference is made to the Original Credit Agreement for the text of and definitions relating to Section 7.01; PROVIDED, HOWEVER, the terms "Transactions" and "Transaction Documents" as defined in the Original Credit Agreement shall be changed to "Original Transactions" and "Original Transaction Documents," respectively, as such terms are defined in this First Amended and Restated Credit Agreement.

                  7.02. EFFECTIVENESS OF THIS AGREEMENT AND INITIAL EXTENSION OF CREDIT UNDER THIS AGREEMENT. The effectiveness of the Amended and Restated Credit Documents and the obligation of the Lenders to make any initial extension of credit hereunder (whether by making a Loan or issuing a Letter of Credit) is subject to the satisfaction of the conditions precedent that:

                  (i) DOCUMENTATION AND EVIDENCE OF CERTAIN MATTERS. The Lead Arranger shall have received the following documents, each duly executed where appropriate (with sufficient conformed copies for each Lender), each of which shall be reasonably satisfactory to the Lead Arranger (and to the extent specified below, to the Majority Lenders or to each Lender, as the case may be) in form and substance:

                            (1) CORPORATE DOCUMENTS. Certified true and complete
                  copies of the charter and by-laws and all amendments thereto (or equivalent documents) of each Person to become an Obligor on the Amendment and Restatement Date and of all corporate authority for each Obligor (including board of director resolutions and evidence of the incumbency, including specimen signatures, of officers) with respect to the execution, delivery and performance of such of the Amended and Restated Credit Documents to which such Obligor is intended to be a party and each other document to be delivered by such Obligor from time to time in connection herewith and the extensions of credit hereunder and the consummation of the Amended and Restated Transactions, certified as of the Amendment and Restatement Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of such Obligor.

                            (2) OFFICER'S CERTIFICATE. An Officer's Certificate
                  of Borrower, dated the Amendment and Restatement Date, to the effect set forth in clauses (a) and (b) of

                  Section 7.03(i) and to the effect that all conditions precedent to the making of such extension of credit have been satisfied (except to the extent that any such condition is required to be satisfactory to, or determined by, any Agent, the Lenders or the Majority Lenders).

                            (3) OPINIONS OF COUNSEL. (i) Opinion of Paul,
                  Hastings, Janofsky & Walker, LLP, counsel to the Obligors, substantially in the form of EXHIBIT G-2 and (ii) opinion of local counsel to the Obligors reasonably acceptable to the Lead Arranger with respect to any Mortgages executed in connection herewith (and each Obligor hereby instructs such counsel to deliver such opinion to the Lenders and the Agents).

                            (4) THE AMENDED AND RESTATED CREDIT AGREEMENT. This
                  Agreement, (i) executed and delivered by a duly authorized officer of each Obligor with a counterpart for each Lender, and (ii) executed and delivered by a duly authorized officer of each Lender and Agent.

                            (5) NOTES. The Term Loan Notes, duly completed and
                  executed for each Lender that has requested Term Loan Notes prior to the Amendment and Restatement Date.

                            (6) SECURITY DOCUMENTS. A pledge amendment (the
                  "ELLISON PLEDGE AMENDMENT") with respect to Securities of Ellison Extrusion and each of its Subsidiaries required to be delivered under Section 7 of the Security Agreement, such pledge agreements required under local law in the reasonable judgment of counsel to the Administrative Agent and requested reasonably in advance of the intended Amendment and Restatement Date (each of which shall be in full force and effect) and the Perfection Certificate of each of Ellison Extrusion and Holdings, substantially in the form of EXHIBIT P, duly authorized, executed and delivered by the Obligors and the certificates identified in the Ellison Pledge Amendment and on Schedule I-A and Schedule I-B to the Joinder Agreement of each of Ellison Extrusion and Holdings, accompanied by undated stock powers executed in blank or undated notations or instruments of assignment executed in blank, as applicable.

                            (7) SOLVENCY CERTIFICATE. A certificate from the
                  chief financial officer of Borrower substantially in the form of EXHIBIT M, in form and substance reasonably satisfactory to the Lead Arranger with respect to the Solvency of Borrower (on a consolidated basis) immediately after giving effect to the Transactions.

                            (8) INSURANCE. Evidence of insurance covering
                  Ellison Extrusion and the assets of Ellison W&D acquired on the date hereof complying with the requirements of Section
                  9.04 and the Security Documents in scope, form and substance reasonably satisfactory to the Lead Arranger and certificates naming the Administrative Agent as an additional insured and/or loss payee, and stating that such insurance shall not be canceled or revised without 30 days prior written notice by the insurer to the Administrative Agent.

                            (9) TRANSACTION DOCUMENTS, ETC. Copies of each of
                  the Amended and Restated Transaction Documents, any management or similar agreement entered into by any Obligor or any executive officer or director thereof with Holdings or any of its Affiliates, and all exhibits, appendices, annexes and schedules to any thereof, each certified by a senior officer of Borrower as true, complete and correct copies thereof.

                           (10) FINANCIAL STATEMENTS OF ELLISON TARGET. (i)
                  Audited financial statements of Ellison Target for the fiscal years ended December 31, 1998 and 1999, together with the report thereon by KPMG LLP, certified public accountants, which shall not have any material qualification, and (ii) unaudited interim financial statements for each of (x) Borrower and (y) Ellison Target, for the six-month period ended on June 30, 2000.

                 (ii) DATE OF CLOSING. Such extension of credit shall be made on or before October 30, 2000.

                (iii) CONSUMMATION OF AMENDED AND RESTATED TRANSACTIONS. The Amended and Restated Transactions shall have been or shall simultaneously be consummated in accordance with the terms hereof and the terms of the Amended and Restated Transaction Documents and the other documentation therefor (without the waiver or amendment of any material condition unless consented to by (x) the Lead Arranger and the Majority Lenders, in the case of waivers of conditions in the Ellison Acquisition Agreement, the Wing Purchase Agreement and the Atrium Wood Purchase Agreement; and (y) the Lead Arranger in the case of any other Transaction Document).

                 (iv) MAXIMUM CONSIDERATION. The total cash consideration (including debt assumed) to consummate the Ellison Acquisition shall not exceed $100.0 million.

                  (v) NO OTHER DEBT OR PREFERRED STOCK. After giving effect to the Amended and Restated Transactions and the initial borrowings hereunder on the Amendment and Restatement Date, no Company shall have outstanding any Indebtedness or preferred stock (or direct or indirect guarantee or other credit support in respect thereof) outstanding other than (i) the Loans, (ii) the Senior Subordinated Notes, (iii) the Mezzanine Securities and (iv) Capitalized Lease Obligations and purchase money indebtedness listed on SCHEDULE 9.08 not exceeding $5.0 million in the aggregate on terms and conditions reasonably satisfactory to the Lead Arranger.

                 (vi) TAX SHARING AGREEMENT. The Tax Sharing Agreement shall be in full force and effect in form and substance satisfactory to the Lead Arranger.

                (vii) NET AVAILABLE PROCEEDS FROM WING ASSET SALE AND ATRIUM WOOD ASSET SALE. All Net Available Proceeds received from the Wing Asset Sale and the Atrium Wood Asset

         Sale shall be applied to finance the Ellison Acquisition and to pay fees and expenses related thereto, to pay fees and expenses related to the Amended and Restated Transactions and/or other general business purposes relating to or resulting from the Amended and Restated Transactions.

               (viii) MERGER OF ATRIUM CORPORATION AND D AND W HOLDINGS, INC. The merger of Atrium Corporation with and into D and W Holdings, Inc., with D and W Holdings, Inc. remaining as the surviving corporation shall have taken place on terms and conditions reasonably acceptable to the Lead Arranger.

                 (ix) NO MATERIAL ADVERSE CHANGE. There shall not have occurred or become known any Material Adverse Change of Ellison Target or Borrower, in each case together with their respective Subsidiaries taken as a whole, after giving effect to the Transactions, since December 31, 1999.

                  (x) PRO FORMA BALANCE SHEET. The Lead Arranger and the Lenders shall have received an estimated pro forma consolidated balance sheet of Borrower as of June 30, 2000 after giving effect to the Amended and Restated Transactions.

                 (xi) APPROVALS. All requisite Governmental Authorities and third parties shall have approved or consented to the Amended and Restated Transactions and the other transactions contemplated hereby to the extent required and all applicable appeal periods shall have expired. There shall be no governmental or judicial action or Proceeding, actual or threatened, that has had the effect of (or could reasonably be expected to have the effect of) restraining, preventing or imposing materially burdensome conditions on any of the Amended and Restated Transactions or the other transactions contemplated hereby.

                (xii) PAYMENT OF FEES AND EXPENSES OF AGENTS. All accrued fees and expenses (including the reasonable fees and expenses of Cahill Gordon & Reindel, special counsel to both the Lead Arranger and the Administrative Agent (and appropriate local counsel in respect of security interest matters)) of the Lead Arranger and the Administrative Agent in connection with the Credit Documents shall have been paid.

               (xiii) MAXIMUM REVOLVING CREDIT LOANS. After giving effect to the Amended and Restated Transactions, the aggregate amount outstanding under the Revolving Credit Facility shall not exceed $47.0 million.

                (xiv) FILINGS AND LIEN SEARCHES. The Obligors shall have authorized, executed and delivered each of the following to the extent not delivered on the Original Closing Date:

                            (1) UCC Financing Statements (Form UCC-1) or UCC
                  amendments (Form UCC-3) in appropriate form for filing under the UCC and any other applicable law, rule or regulation in each jurisdiction as may be necessary or appropriate to perfect the Liens created, or purported to be created, by the Security Documents;

                            (2) certified copies of Requests for Information
                  (Form UCC-11), tax lien, judgment lien and pending lawsuit searches or equivalent reports or lien search reports, each of a recent date listing all effective financing statements, lien notices or comparable documents that name any of Ellison Company or its Subsidiaries as debtor and that are filed in those state and county jurisdictions in which any of the Collateral of such Person is located and the state and county jurisdictions in which each such Person's principal place of business is located, none of which encumber the Collateral covered or intended to be covered by the Security Agreement other than those encumbrances which constitute Prior Liens;

                            (3) to the extent equipment or inventory is
                  maintained on a leased premise, a copy of each Lease or other agreement relating to such possessory interest in such leased premise;

                            (4) with respect to each Mortgage executed prior to
                  the date hereof, a Mortgage Amendment and endorsements (in form and substance satisfactory to the Lead Arranger and the Administrative Agent) to the title insurance policies relating thereto, and delivery of such other security or other documents and the taking of all actions as may be necessary or, in the opinion of the Lead Arranger, desirable, to perfect or continue the Liens created, or purported to be created by such Mortgages; and

                            (5) evidence of the completion of all recordings and
                  filings of, or with respect to, the Security Agreement, including filings with the United States Patent, Trademark and Copyright offices, and delivery of such other security and other documents and the taking of all actions as may be necessary or, in the opinion of the Lead Arranger, desirable, to perfect or continue the Liens created, or purported to be created, by the Security Agreement.

                 (xv) CONDITIONS RELATING TO MORTGAGED REAL PROPERTY AND REAL PROPERTY. To the extent not delivered on the Original Closing Date, on or prior to the Amendment and Restatement Date, each Obligor to enter into a Mortgage shall have caused to be delivered to Administrative Agent, on behalf of the Lenders, the following documents and instruments;

                            (1) a Mortgage encumbering each Mortgaged Real
                  Property in favor of Administrative Agent, for the benefit of the Lenders, in form for recording in the recording office of each jurisdiction where each such Mortgaged Real Property is situated, together with such other documentation as shall be required to create a lien under applicable law, and such other similar statements as are contemplated by the counsel opinions described in Section 7.02(i)(3)(ii) with respect to such Mortgage, all of which shall be in form and substance reasonably satisfactory to the Lead Arranger, which Mortgage and other instruments shall when recorded be effective to create a first priority Lien on such Mortgaged Real Property subordinate to no Liens other than Prior Liens applicable to such Mortgaged Real Property as shall be acceptable to the Lead Arranger and the Administrative Agent and subject to no other Liens except Liens expressly permitted by such Mortgage;

                            (2) with respect to each Mortgaged Real Property,
                  such consents, approvals, estoppels, tenant subordination agreements or other instruments as necessary or required to consummate the Amended and Restated Transactions or as shall reasonably be deemed necessary by the Lead Arranger to consummate the transactions contemplated hereby or to grant the Lien contemplated by the Mortgage.

                            (3)     the following documents and instruments:

                  (i) with respect to each Mortgage, a policy (or commitment to issue a policy) of title insurance insuring (or committing to insure) the Lien of such Mortgage as a valid first priority Lien on the real property and fixtures described therein in an amount not less than 115% of the fair market value thereof which policy (or commitment) shall (a) be issued by the Title Company, (b) include such reinsurance arrangements (with provisions for direct access) as shall be reasonably acceptable to the Lead Arranger, (c) have been supplemented by such endorsements (or where such endorsements are not available, opinions of special counsel or other professionals reasonably acceptable to the Lead Arranger) as shall be reasonably requested by the Lead Arranger,
         (d) such affidavits and instruments of indemnification as shall be reasonably required to induce the Title Company to issue the policy or policies (or commitment) and endorsements contemplated in this subparagraph (iii) and (e) contain no exceptions to title other than exceptions for Prior Liens applicable to such Mortgaged Real Property as shall be acceptable to the Lead Arranger and the Administrative Agent;

                  (ii) with respect to each Mortgaged Real Property (other than as set forth on SCHEDULE 7.02(XV)), a Survey;

                  (iii) with respect to each Mortgaged Real Property, policies or certificates of insurance as required by the Mortgage relating thereto;

                  (iv) with respect to each Mortgaged Real Property, UCC, judgment and tax lien searches complying with Section 7.02(xiv) above;

                  (v) evidence acceptable to the Lead Arranger of payment by Borrower of all title insurance premiums, search and examination charges, survey costs, mortgage recording taxes and related charges required for the recording of the Mortgages and issuance of the title insurance policies referred to in subclause (3)(i) of this Section 7.02(xv) above;

                  (vi) with respect to each Real Property or Mortgaged Real Property, copies of all Leases, subleases, leases in which Borrower holds the tenant's interest or other agreements relating to possessory interests, if any. To the extent any of the foregoing affect any Mortgaged Real Property, such agreement shall be subordinate to the Lien of the Mortgage to be recorded against such Mortgaged Real Property either expressly by its terms or pursuant to a subordination, non-disturbance and attornment agreement and shall otherwise be reasonably acceptable to the Lead Arranger;

                  (vii) with respect to each Mortgaged Real Property, Borrower shall have made all notification, registrations and filings, to the extent required by, and in accordance with, all State and Local Real Property Disclosure Requirements applicable to such Mortgaged Real Property, including the use of forms provided by state or local agencies, where such forms exist, whether to Borrower or to or with the state or local agency; and

                  (viii) with respect to each Mortgaged Real Property, an Officer's Certificate or other evidence reasonably satisfactory to the Lead Arranger that as of the date thereof there (a) has been issued and is in effect, to the extent required, a valid and proper certificate of occupancy or local or foreign equivalent for the use then being made of such Mortgaged Real Property, (b) has not occurred any material Casualty Event of any Mortgaged Real Property and (c) except as could not be reasonably expected to have a Material Adverse Effect or as may be disclosed in the Survey of such Mortgaged Real Property delivered pursuant to subclause (3)(ii) of this Section 7.02(xv) above, are no disputes regarding boundary lines, location, encroachment or possession of such Mortgaged Real Property and no state of facts existing which could give rise to any such claim.

                  (xvi) INVESTOR DEBT SECURITIES. The 12% Senior Discount Notes due 2010 of Atrium Corporation shall have been cancelled and converted into equity of Holdings on terms and conditions reasonably acceptable to the Lead Arranger.

                  (xvii) MEZZANINE FINANCING. The Mezzanine Financing shall be consummated and result in gross proceeds of not less than $36.5 million in cash.

                  (xviii) JOINDER AGREEMENT. The Lead Arranger shall have received a joinder agreement from each of Holdings and Ellison Extrusion (which shall be in full force and effect) duly authorized, executed and delivered by Holdings and Ellison Extrusion in the form attached to the Security Agreement as Exhibit 4.

                  (xix) NO DEFAULT OR EVENT OF DEFAULT UNDER THE ORIGINAL CREDIT AGREEMENT. Immediately prior to the Amendment and Restatement Date, no Default or Event of Default (as defined in the Original Credit Agreement) has occurred and is continuing under the Original Credit Agreement.

                  (xx) CAPITALIZATION AND CORPORATE STRUCTURE. The Lead Arranger shall be satisfied (in its reasonable judgment) with the capitalization and corporate and organizational structure of Borrower (after giving effect to the Amended and Restated Transactions).

                  (xxi) ENVIRONMENTAL REPORTS. The Lead Arranger and the Lenders shall have received third-party environmental reports reasonably satisfactory to them (including Phase I reports) reasonably requested regarding the Ellison Acquisition.

                  (xxii) RETAINED EQUITY IN ATRIUM. The current shareholders of Ellison Extrusion shall retain common equity in Borrower or Holdings with a value of not less than $26.25 million on terms and conditions and pursuant to documentation reasonably satisfactory to the Lead Arranger.

                  (xxiii) NEW CASH COMMON EQUITY. New cash common equity in an amount not less than $21.0 million shall have been provided on the Amendment and Restatement Date to Borrower or Holdings on terms and conditions and pursuant to documentation reasonably acceptable to Lead Arranger (exclusive of any amount received in connection with the Mezzanine Financing).

                  (xxiv) WING ASSET SALE AND ATRIUM WOOD ASSET SALE. The Wing Asset Sale and the Atrium Wood Asset Sale shall have been consummated and shall have generated gross proceeds of approximately $20.1 million and $3.7 million, respectively.

                  (xxv) OTHER MATTERS. The Lead Arranger and the Lenders shall have received such other legal opinions, corporate documents and other instruments and/or certificates as the Lead Arranger or the Majority Lenders may request in their reasonable discretion.

                  (xxvi) CONVERSION OF NOTE TO EQUITY. The $5,000,000 subordinated note of Borrower owing to Atrium Holdings referenced in Section One (1) of Amendment and Waiver No. 7 dated as of August 25, 2000 to this Agreement shall have been (or substantially concurrently with the closing hereunder will be) converted into common equity of Borrower and shall no longer be outstanding or in effect.

                  7.03. INITIAL AND SUBSEQUENT EXTENSIONS OF CREDIT UNDER THIS AGREEMENT. The obligation of the Lenders to make any Loan or otherwise extend any credit to Borrower upon the occasion of each borrowing or other extension of credit hereunder (including the initial borrowing on the Amendment and Restatement Date) is subject to the further conditions precedent that:

                  (i) NO DEFAULT; REPRESENTATIONS AND WARRANTIES TRUE. Both immediately prior to the making of such Loan or other extension of credit and also after giving pro forma effect thereto and to the intended use thereof:

                           (a)  no Default shall have occurred and be
                  continuing; and

                           (b) the representations and warranties made by the
                  Obligors in Section 8, and by each Obligor in each of the other Credit Documents to which it is a party, shall be true and correct in all material respects on and as of the date of the making of such Loan or other extension of credit with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

                 (ii) NO LEGAL BAR. The Loans and the use of proceeds thereof shall not contravene, violate or conflict with, nor involve any Lender in a violation of, any law, rule, injunction, or regulation or determination of any court of law or other Governmental Authority.

                  Each notice of borrowing or request for the issuance of a Letter of Credit by Borrower hereunder shall constitute a certification by Borrower to the effect set forth in clause (i) above (both as of the date of such notice or request and, unless Borrower otherwise notifies Administrative Agent prior to the date of such borrowing or issuance, as of the date of such borrowing or issuance).

                  Each notice submitted by Borrower hereunder for an extension of credit hereunder shall constitute a representation and warranty by Borrower, as of the date of such notice and as of the relevant borrowing date or date of issuance of a Letter of Credit, as applicable, that the applicable conditions in Sections 7.02 and 7.03 have been satisfied or waived in accordance with the terms hereof.

                  7.04. PERMITTED ACQUISITIONS. The obligation of the Lenders to make any Revolving Credit Loan or otherwise extend any credit to Borrower, the proceeds of which will be used to make a Permitted Acquisition, is subject to the satisfaction of the conditions set forth in Sections 7.02 (if the date of such extension of credit is the Amendment and Restatement Date) and 7.03 and to the further condition precedent that there is at least $10.0 million of aggregate Unutilized Revolving Credit Commitments after giving effect to such extension of credit to effect any such Permitted Acquisition.

                  Section 8. REPRESENTATIONS AND WARRANTIES. Each of the Obligors represents and warrants to the Creditors that, on the Amendment and Restatement Date and at and as of each Funding Date (in each case immediately before and immediately after giving effect to the transactions contemplated to occur on such date (including the Amended and Restated Transactions)):

                  8.01. CORPORATE EXISTENCE. Each Obligor and each
Subsidiary: (a) is a corporation, partnership or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; (b) has all requisite corporate or other power and authority, and has all governmental licenses, authorizations, consents and approvals necessary to own its Property and carry on its business as now being conducted, except as would not, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect; and (c) is qualified to do business and is in good standing in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure to be so qualified and in good standing individually or in the aggregate is reasonably likely to have a Material Adverse Effect except as provided for on Section 9.28(g).

                  8.02. FINANCIAL CONDITION; ETC. (a) Borrower has heretofore delivered to the Lenders (A) the audited consolidated balance sheets of Borrower and its Subsidiaries as of December 31, 1997, December 31, 1998 and December 31, 1999, and the related statements of earnings, changes in stockholders' equity and cash flows for the fiscal years ended on those dates, together with reports thereon by PricewaterhouseCoopers LLP, (B) the unaudited consolidated balance sheets of Borrower and its Subsidiaries as of June 30, 2000 and the related statements of earnings and cash flows for the six-month period ended on such date, (C) the audited consolidated balance sheet of Ellison Target as of December 31, 1998 and December 31, 1999, and the related statements of earnings, changes in stockholders' equity and cash flows for the fiscal years ended on those dates, together with reports thereon by KPMG LLP, and (D) the unaudited consolidated balance sheet of Ellison Target as of June 30, 2000 and the related statements of earnings for the six-month period ended on such date. All of said financial statements, including in each case the related schedules and notes are true, complete (in the case of year-end financial statements) and correct in all material respects, have been prepared in accordance with GAAP consistently applied (other than the omission of footnotes with respect to interim statements) and present fairly the financial position of Borrower and its Subsidiaries and Ellison Target, as the case may be, as of the respective dates of said balance sheets and the results of their operations for the respective periods covered thereby, subject (in the case of interim statements) to period-end audit adjustments.

                  (b) Except as set forth in the financial statements or other information referred to in Section 8.02(a), as of the Amendment and Restatement Date there are no material liabilities of any Company of any kind, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition, situation or set of circumstances which is reasonably likely to result in such a liability, other than:

                  (i) liabilities incurred in the ordinary course of business consistent with past practice since December 31, 1999 which in the aggregate are not reasonably likely to have a Material Adverse Effect; and

                 (ii) liabilities under this Agreement and the other Credit Documents or the Mezzanine Securities Documents or liabilities incurred in connection with the transactions contemplated hereby.

                  (c) Except as set forth in the financial statements referred to in Section 8.02(a), since December 31, 1999, there has been no Material Adverse Effect or any event, change or circumstance which could reasonably be expected to cause or evidence, either individually or together with any other events, changes and circumstances, a Material Adverse Effect.

                  (d) The pro forma balance sheets of Borrower and its Consolidated Subsidiaries as of June 30, 2000 heretofore delivered to the Lenders (the "PRO FORMA BALANCE SHEETS"), certified by the Chief Financial Officer of Borrower, copies of which have been heretofore furnished to each Lender, together with the notes thereto, accurately reflect in all material respects all adjustments necessary to give effect to the Amended and Restated Transactions, were prepared based on good faith assump-tions, and present fairly in all material respects on a pro forma basis the consolidated financial position of Borrower and its Consolidated Subsidiaries, adjusted as described above.

                  8.03. LITIGATION. Except as disclosed in SCHEDULE 8.03, there is no Proceeding pending against, or to the knowledge of any Company threatened in writing against or affecting, any Company or any of its respective Properties before any Governmental Authority that has a reasonable likelihood of being adversely determined and that, if determined or resolved adversely to such Company in accordance with the plaintiff's demands, is reasonably likely to have (individually or in the aggregate) a Material Adverse Effect.

                  8.04. NO BREACH; NO DEFAULT. (a) None of the execution, delivery and performance by each of the Obligors of any Credit Document or Transaction Document to which it is a party and the consummation of the transactions herein and therein contemplated (including the Transactions) will (i) conflict with or result in a breach of, or require any consent (which has not been obtained and is in full force and effect) under, any Organic Document of any Company, or any applicable Requirement of Law or any order, writ, injunction or decree of any Governmental Authority binding on any Company, or any term or provision of any Contractual Obligation of any Company, or (ii) constitute (with due notice or lapse of time or both) a default under any such Contractual Obligation, or (iii) result in the creation or imposition of any Lien (except for the Liens created pursuant to the Security Documents) upon any Property of any Company pursuant to the terms of any such Contractual Obligation, except with respect to each of the foregoing which is not (either individually or in the aggregate) reasonably likely to have a Material Adverse Effect.

                  (b) No Company is in default under or with respect to any Contractual Obligation (including any Transaction Document) or any order, award or decree of any Governmental Authority or arbitrator binding upon it or any of its Property in any respect which is likely to have (individually or in the aggregate) a Material Adverse Effect.

                  (c) No Default has occurred and is continuing.

                  (d) Immediately prior to the Amendment and Restatement
Date, no Default or Event of Default (as defined in the Original Credit Agreement) has occurred and is continuing under the Original Credit Agreement.

                  8.05. ACTION. Each of the Obligors has all necessary corporate power, authority and legal right to execute, deliver and perform its obligations under each Credit Document and Transaction Document to which it is a party and to consummate the transactions herein and therein contemplated; the execution, delivery and performance by each of the Obligors of each Credit Document and Transaction Document to which it is a party and the consummation of the transactions herein and therein contemplated have been duly authorized by all necessary corporate action on its part; and this Agreement has been duly and validly executed and delivered by each of the Obligors and constitutes, and each of the Notes and the other Credit Documents and Transaction Documents to which it is a party when executed and delivered by such Obligor (in the case of the Notes, for value) will constitute, its legal, valid and binding obligation, enforceable against each of the Obligors in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws of general applicability from time to time in effect affecting the enforcement of creditors' rights and remedies and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  8.06. APPROVALS. No authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority or any securities exchange are necessary for the execution, delivery or performance by any Obligor of the Credit Documents and the Transaction Documents to which it is a party or for the legality, validity or enforceability hereof or thereof or for the consummation of the transactions herein and therein contemplated, except for filings and recordings in respect of the Liens created pursuant to the Security Documents and, in connection with the Transactions, except for consents, filings and authorizations that have been maintained or made and are in full force and effect.

                  8.07. REPRESENTATIONS AND WARRANTIES IN TRANSACTION DOCUMENTS. The representations and warranties of each Company set forth in each Transaction Document were, in each case, true and correct in all material respects as of the time such representations and warranties were made or deemed made. To the best knowledge of each Company, the representations and warranties of each party other than the Companies to each Transaction Document contained therein were true and correct in all material respects on the date made.

                  8.08. ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability could reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of all such underfunded Plans by an amount that could reasonably be expected to have a Material Adverse Effect. Each Company is in compliance in all material respects with the presently applicable provisions of ERISA and the Code with respect to each Employee Benefit Plan maintained by such Company. Using actuarial assumptions and computation methods consistent with subpart 1 of subtitle E of Title IV of ERISA, the aggregate liabilities of any of each ERISA Entity to all Multiemployer Plans in the event of a complete withdrawal therefrom, as of the close of the most recent fiscal year of each such Multiemployer Plan, would not reasonably be expected to result in a Material Adverse Effect.

                  Each Foreign Plan has been maintained in substantial compliance with its terms and with the requirements of any and all applicable laws, statutes, rules, regulations and orders and has been maintained, where required, in good standing with applicable regulatory authorities, except where failure to do so would not be expected to have a Material Adverse Effect. Neither Borrower nor any Subsidiary have incurred any material obligation in connection with the termination of or withdrawal from any Foreign Plan. The present value of the accrued benefit liabilities (whether or not vested) under each Foreign Plan which is funded, determined as of the end of the most recently ended fiscal year of Borrower or Subsidiary on the basis of actuarial assumptions, each of which is reason-able, did not materially exceed the current value of the assets of such Foreign Plan, and for each Foreign Plan which is not funded, the obligations of such Foreign Plan are properly accrued.

                  8.09. TAXES. Each Company has filed or caused to be filed all U.S. federal income tax returns and all other material returns, statements, forms and reports for taxes (the "RETURNS"), domestic or foreign, required to be filed by it and has paid all taxes payable by it which have become due or any assessments made against it or any of its Property and all other material taxes, fees or other charges imposed on it or any of its Property (including the Mortgaged Real Property) by any Governmental Authority (other than those which, in the aggregate, are not substantial in amount or those the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the relevant Company, as the case may be); the Returns accurately reflect in all material respects all liability for taxes of the relevant Company for the periods covered thereby; and no tax lien has been filed (except with respect to taxes not yet due and payable) and, to the best knowledge of the Obligors, no action, suit, proceeding, investigation, audit or claim is being asserted or has been threatened in writing or otherwise by any authority with respect to any such tax, fee or other charge, except as could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. No Company has entered into an agreement or waiver extending any statute of limitations relating to the payment or collection of taxes of any Company.

                  8.10. INVESTMENT COMPANY ACT; PUBLIC UTILITY HOLDING COMPANY ACT; OTHER RESTRICTIONS. No Company is an "investment company", or a company "controlled" by an "investment company", within the meaning of the United States Investment Company Act of 1940, as amended. No Company is a "holding company", or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company", within the meaning of the United States Public Utility Holding Company Act of 1935, as amended. No Obligor is subject to regulation under any law or regulation which limits its ability to incur Indebtedness, other than Regulation X of the Board of Governors of the Federal Reserve System.

                  8.11. ENVIRONMENTAL MATTERS. Except as disclosed in
SCHEDULE 8.11 and except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect: (i) each Company is in compliance with and in the last two years has been in compliance with, and is not subject to liability under, any Environmental Laws applicable to it and there are no Environmental Laws, including such Laws which have been formally proposed for public comment, which would reasonably be expected to result in material expenditures by any Company, and no such Environmental Laws would reasonably be expected to interfere in any material way with current or projected operations of any Company; (ii) no Company has received written notice that it or any of its predecessors in interest has been identified as a potentially responsible party under the United States Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), or any other Environmental Law, nor has any Company received notice that any Hazardous Materials that it or any of its predecessors in interest has used, generated, stored, treated, handled, transported or disposed of, or arranged for disposal or treatment of, have been found at any site at which any Person is conducting or plans to conduct any action pursuant to any Environmental Law, and no Company, or to the knowledge of the Obligors, any of their respective predecessors in interest, has disposed of, arranged for the disposal or treatment of, or otherwise released Hazardous Materials at any site at which any Person is conducting or plans to conduct any action under Environmental Law; (iii) no properties now or formerly owned, leased or operated by any Company or any of their respective predecessors in interest, are (x) listed or proposed for listing on the National Priorities List under CERCLA or (y) listed on the Comprehensive Environmental Response, Compensation and Liability Information System List promulgated pursuant to CERCLA or (z) included on any similar lists maintained by any Governmental Authority; (iv) there are no past or present events, conditions, activities, practices or actions, or any agreements, judgments, decrees or orders by which any Company is bound, which would reasonably be expected to prevent any Company's compliance with any Environmental Law, or which would reasonably be expected to give rise to any liability of any Company under any Environmental Law, including, without limitation, liability under CERCLA or similar state or foreign laws; (v) no Lien has been asserted or recorded, or to the knowledge of the Obligors, threatened, under any Environmental Law with respect to any asset, facility, inventory or property currently owned, leased or operated by any Company;
(vi) there are no underground storage tanks or related piping at any property owned, operated or leased by any Company and no such tanks or related piping have been removed from such properties; and (vii) no Company is subject to any Proceeding alleging the violation of, or liability under, any Environmental Law and, to the knowledge of the Obligors, no such Proceeding is threatened.

                  8.12. ENVIRONMENTAL INVESTIGATIONS. All material environmental investigations, studies, audits, assessments and data which are in the possession, custody or control of any Company relating (i) to the current or prior business, operations, facilities or Property of any Company or any of their respective predecessors in interest or (ii) to any facility, Property or other asset now or previously owned, operated, leased or used by any Company or any of their respective predecessors in interest have been made available to the Lead Arranger and the Lenders.

                  8.13. USE OF PROCEEDS. No Company is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock and no part of the proceeds of any extension of credit hereunder will be used directly or indirectly and whether immediately, incidentally or ultimately to purchase or carry any Margin Stock or to extend credit to others for such purpose or to refund Indebtedness originally incurred for such purpose. Borrower will use the proceeds of (A) all Term Loans made on the Amendment and Restatement Date to finance in part the Ellison Acquisition and to pay related fees and expenses and repay outstanding Revolving Credit Loans, and (B) all Revolving Credit Loans for general corporate purposes (including to pay fees and expenses for the Amended and Restated Transactions); PROVIDED, HOWEVER, that not more than $20.0 million in aggregate principal amount of Revolving Credit Loans shall be used to finance Acquisitions.

                  Following application of the proceeds of each extension of credit hereunder, not more than 25 percent of the value of the assets (either of Borrower only or of Borrower and its Consolidated Subsidiaries) will be Margin Stock. If requested by any Lender or the Lead Arranger, Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form U-1 referred to in Regulation U.

                  8.14. SUBSIDIARIES. As of the Amendment and Restatement Date (after giving effect to the Amended and Restated Transactions), none of Borrower or Holdings has any Subsidiaries or interests in partnerships, joint ventures or business trusts other than the entities set forth on SCHEDULE
8.14. Borrower and Holdings own, as of the Amendment and Restatement Date, the percentage of the issued and outstanding Equity Interests or other evidences of the ownership of each of their respective Subsidiaries, partnerships or joint ventures listed on SCHEDULE 8.14 as set forth on such Schedule. Except as set forth on SCHEDULE 8.14, no such Subsidiary, partnership or joint venture has issued any securities convertible into shares of its Equity Interests (or other evidence of ownership) or any Equity Rights to acquire such shares or securities convertible into such shares (or other evidence of ownership), and the outstanding stock and securities (or other evidence of ownership) of such Subsidiaries, partnerships or joint ventures are owned by Borrower or Holdings free and clear of all Liens and Equity Rights of others of any kind whatsoever, except for Liens pursuant to the Security Documents. Holdings does not have any direct equity interest in any Person other than Borrower.

                  8.15. PROPERTIES. Each of the Companies (i) has good title to and beneficial ownership of all Property owned by it, including all the Property reflected in the most recent financial statements provided hereunder (except Property sold or otherwise disposed of since the date thereof in the ordinary course of business or as otherwise not prohibited by the Credit Documents), or acquired after the date thereof, free and clear of all Liens, except Permitted Liens or Liens otherwise permitted by Section 9.07 and (ii) is the lessee of all leasehold estates and is in possession of the Properties purported to be leased thereunder, and each such lease is valid without default thereunder by the lessee or, to the knowledge of the Obligors, the lessor. Title to all Property of any Company is held by such Company free and clear of all Liens except for Permitted Liens and Prior Liens or as otherwise permitted by Section 9.07.

                  8.16. SECURITY INTEREST; ABSENCE OF FINANCING STATEMENTS; ETC. The Security Documents, once executed and delivered, will create, in favor of the Administrative Agent for the benefit of the Issuing Lender, Lenders and Agents, as security for the obligations purported to be secured thereby, a valid and enforceable, and upon filing or recording with the appropriate Governmental Authorities and delivery of the applicable documents to the Administrative Agent, perfected first priority security interest in and Lien upon all of the Collateral (and the proceeds thereof), superior to and prior to the rights of all third persons other than the holders of Prior Liens and subject to no other Liens other than Permitted Liens or Liens otherwise permitted by Section 9.07.

                  Except with respect to Prior Liens, Permitted Liens or as otherwise permitted by Section 9.07 and the Liens created by the Security Documents, there is no financing statement, security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any filing records, registry, or other public office, that purports to cover, affect or give notice of any Lien on, or security interest in, any Property of any Company or rights thereunder.

                  8.17. LICENSES AND PERMITS; COMPLIANCE WITH LAWS. The Companies hold all governmental permits, licenses, authorizations, consents and approvals necessary for the Companies to own, lease, and operate their respective Properties and to operate their respective businesses as now being conducted (collectively, the "PERMITS"), except for Permits the failure of which to obtain is not reasonably likely to have a Material Adverse Effect. None of the Permits has been modified in any way that is reasonably likely to have a Material Adverse Effect. All Permits are in full force and effect except where the failure to be in full force and effect is not reasonably likely to have a Material Adverse Effect.

                  Each Company is in material compliance with all applicable statutes, laws, ordinances, rules, orders and regulations of any Governmental Authority in all jurisdictions in which it is presently doing business, and each Company will comply with all such laws and regulations which may be imposed in the future in jurisdictions in which it may then be doing business, in each case other than those the non-compliance with which would not (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect. There does not exist any judgment, order or injunction prohibiting or imposing material adverse conditions upon any of the Transactions or the performance by any Obligor of its obligations under the Credit Documents, the Transaction Documents and all applicable laws.

                  8.18. TRUE AND COMPLETE DISCLOSURE. The information, reports, financial statements, exhibits and schedules furnished in writing by or on behalf of any Obligor to any Creditor in connection with the negotiation, preparation or delivery of this Agreement and the other Credit Documents or included herein or therein or delivered pursuant hereto or thereto or pursuant to any information memorandum distributed in connection with the syndication of the Commitments and Loans, including all filings made with the Commission by Borrower or any Company but in each case excluding all projections, whether prior to or after the Amendment and Restatement Date, when taken as a whole, do not, as of the date such information was furnished, contain any untrue statement of material fact or omit to state a material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not materially misleading. The projections and pro forma financial information furnished at any time by any Obligor to any Creditor pursuant to this Agreement have been prepared in good faith based on assumptions believed by Borrower to be reasonable at the time made, it being recognized by the Lenders that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein by a material amount and no Obligor, however, makes any representation as to the ability of any Company to achieve the results set forth in any such projections. Each Obligor understands that all such statements, representations and warranties shall be deemed to have been relied upon by the Lenders as a material inducement to make each extension of credit hereunder.

                  8.19. SOLVENCY; ETC. As of the Amendment and Restatement Date and each other date of an extension of credit hereunder immediately prior to and immediately following such extension of credit, each Obligor is and will be Solvent (after giving effect to Section 6.08).

                  8.20. CONTRACTS. No Company is in default under any material contract or agreement to which it is a party or by which it is bound, nor, to Borrower's knowledge, does any condition exist that, with notice or lapse of time or both, would constitute such default, excluding in any case such defaults that are not reasonably likely to have a Material Adverse Effect.
SCHEDULE 8.20 accurately and completely lists (x) all agreements, if any, among the stockholders (or any of their Affiliates other than any Company) of Holdings on the one hand and any Company on the other in effect on the date hereof and all (y) material agreements which are in effect on the date hereof in connection with the conduct of the business of the Companies.

                  8.21. LABOR MATTERS. Set forth on SCHEDULE 8.21 is a list and description (including dates of termination) of all collective bargaining or similar agreements between or applicable to any Company as of the date hereof and any union, labor organization or other bargaining agent in respect of the employees of any Company on the date indicated on SCHEDULE 8.21. Except as set forth in SCHEDULE 8.21, there are no strikes or other labor disputes against any Company pending or, to the knowledge of any Obligor, threatened.

                  8.22.  [Reserved].

                  Section 9. COVENANTS. Each Obligor, for itself and on behalf of its Subsidiaries, covenants and agrees with the Creditors that, so long as any Commitment, Loan or Letter of Credit Liability is outstanding and until payment in full of all amounts payable by Borrower hereunder:

                  9.01. FINANCIAL STATEMENTS, ETC. The Companies shall deliver to the Administrative Agent (and the Administrative Agent shall deliver to each Lender within three Business Days after the receipt thereof):

                  (a) QUARTERLY FINANCIALS. As soon as available and in any event within 45 days (or, if SEC Form 12b-25 is filed in respect of such fiscal quarter, 50 days) after the end of each of the first three quarterly fiscal periods of each fiscal year, consolidated statements of operations, cash flows and stockholders' equity of Borrower and its Consolidated Subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated balance sheet of Borrower and its Consolidated Subsidiaries as at the end of such period, setting forth in each case in comparative form (i) the corresponding consolidated statements of operations, cash flows and stockholders' equity for the corresponding periods in the preceding fiscal year (provided that for purposes of any fiscal quarter ending on or prior to the first anniversary of the Amendment and Restatement Date, this clause (i) shall only require pro forma consolidated statements of operations for the corresponding periods in the preceding fiscal year that give effect to the Amended and Restated Transactions and all other Acquisitions that shall have occurred during the preceding fiscal year as if they occurred on the first day of the preceding fiscal year) and (ii) the corresponding budget or plan for such period, accompanied by a certificate of a Responsible Officer of Borrower, which certificate shall state that said consolidated financial statements fairly present the consolidated financial condition, results of operations and cash flows of Borrower and its Consolidated Subsidiaries in accordance with GAAP, consistently applied, as at the end of, and for, such period (subject to normal year-end audit adjustments); in addition, Borrower shall provide consolidated financial statements for Foreign Subsidiaries (if any) for the same periods in fiscal years 2000 and thereafter substantially consistent with the foregoing;

                  (b) ANNUAL FINANCIALS. As soon as available and in any event within 90 days (or, if SEC Form 12b-25 is filed in respect of such fiscal year, 105 days) after the end of each fiscal year, consolidated statements of operations, cash flows and stockholders' equity of Borrower and its Consolidated Subsidiaries for such year and the related consolidated balance sheet of Borrower and its Consolidated Subsidiaries as at the end of such year, setting forth in each case in comparative form (i) the corresponding consolidated information as of the end of and for the preceding fiscal year (provided that for purposes of any fiscal year ending on or prior to the first anniversary of the Amendment and Restatement Date, this clause (i) shall only require a pro forma consolidated statement of operations for the preceding fiscal year that gives effect to the Amended and Restated Transactions and all other Acquisitions that shall have occurred during the preceding fiscal year as if they occurred on the first day of such preceding fiscal year) and (ii) the corresponding budget or plan for such period, and, in the case of the foregoing consolidated financial statements, accompanied by an opinion, without material qualification, thereon of independent certified public accountants of recognized national standing, which opinion shall state that said consolidated financial statements fairly present the consolidated financial condition, results of operations and cash flows of Borrower and its Consolidated Subsidiaries as at the end of, and for, such fiscal year in accordance with GAAP, consistently applied; Borrower shall supply such additional information and detail as to any item or items contained on any such statement that Lenders (to the extent applicable) may reasonably require; all such information will be prepared in accordance with GAAP consistently applied; in addition, Borrower shall provide consolidated financial statements for Foreign Subsidiaries (if any) for the same periods in fiscal years 2000 and thereafter substantially consistent with the foregoing;

                  (c)  COMPLIANCE CERTIFICATE.

                         (i) concurrently with the delivery of the financial
                  statements referred to in Section 9.01(b), a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Event of Default relating to the Financial Maintenance Covenants, except as specified in such certificate; and

                        (ii) at the time it furnishes each set of financial
                  statements pursuant to paragraph (a) or (b) above, a certificate of a senior financial officer of Borrower (I) to the effect that no Default has occurred and is continuing (or, if any Default has occurred and is continuing, describing the same in reasonable detail and describing the action that Borrower has taken and proposes to take with respect thereto) and (II) setting forth in reasonable detail the computations necessary (to the extent applicable) to determine whether each Company is in compliance with Sections 9.07, 9.08, 9.09, 9.10 and 9.11 as of the end of the respective quarterly fiscal period or fiscal year;

                  (d) OTHER FINANCIAL INFORMATION. Promptly upon delivery thereof to the stockholders of any Company generally, copies of all financial statements and reports and proxy statements so delivered, and within five days after the same are filed, copies of all financial statements and reports which any Company may make to or file with the Commission or any successor or analogous Governmental Authority;

                  (e) INTEREST RATE CERTIFICATES. Together with the financial statements delivered pursuant to clause (a) or (b) of this Section 9.01, an Interest Rate Certificate;

                  (f) NOTICE OF DEFAULT. Promptly after any Company knows or has reason to believe that any Default has occurred or that Holdings in default of any material term or provision of the Mezzanine Securities Documents or any other agreement or instrument relating to or evidencing material Indebtedness of any Company (including, without limitation, the Senior Subordinated Notes Indenture), a notice of such Default describing the same in reasonable detail and, together with such notice or as soon thereafter as possible, a description of the action that the Companies have taken and propose to take with respect thereto;

                  (g) ENVIRONMENTAL MATTERS. Written notice of any Environmental Claim materially affecting any Company, any Mortgaged Real Property or the operations of any Company, and any notice from any Person of (i) the occurrence of any release, spill or discharge of any Hazardous Material that is reportable under any Environmental Law, (ii) the commencement of any clean-up pursuant to or in accordance with any Environmental Law of any Hazardous Material at, on, under or within the Mortgaged Real Property or any part thereof, (iii) any matters relating to Hazardous Materials or Environmental Laws that may impair, or threaten to impair, Lenders' security interest in the Mortgaged Real Property or any Obligor's ability to perform any of its obligations under this Agreement when such performance is due or (iv) any other condition, circumstance, occurrence or event which could reasonably be expected to result in a material liability of any Company under any Environmental Law;

                  (h) AUDITORS' REPORTS. Promptly upon receipt thereof, copies of all reports submitted to any Company by independent certified public accountants in connection with each annual, interim or special audit of such Company's books made by such accountants, including, without limitation, any management letter commenting on any Company's internal controls submitted by such accountants to management at any time;

                  (i) ANNUAL BUDGETS. As soon as practicable and in any event within 60 days after the beginning of each fiscal year of Borrower, a consolidated plan and financial forecast for such fiscal year, including without limitation (a) a forecasted consolidated balance sheet and forecasted consolidated statements of income and cash flows of Borrower and its Consolidated Subsidiaries for such fiscal year, together with an Officer's Certificate demonstrating pro forma compliance for such fiscal year with Section 9.11 and an explanation of the assumptions on which such forecasts are based and (b) forecasted consolidated statements of income and cash flows of Borrower and its Consolidated Subsidiaries for each month of each such fiscal year, together with an explanation of the assumptions on which such forecasts are based;

                  (j) LIEN MATTERS. Written notice of (1) the incurrence of any Lien (other than Permitted Liens, Prior Liens and other Liens expressly permitted by the terms of the applicable Security Document) on, or claim asserted against any of the Collateral or (2) the occurrence of any other event which is reasonably likely to adversely affect the aggregate value of the Collateral;

                  (k) NOTICE OF MATERIAL ADVERSE EFFECT OR MATERIAL ADVERSE CHANGE. Written notice of the occurrence of any event or condition which has had or has resulted in or is reasonably likely to have or result in any Material Adverse Effect or any Material Adverse Change;

                  (l) GOVERNMENTAL FILINGS AND NOTICES. Promptly after request by the Administrative Agent, copies of any other reports or documents that were filed by any Company with any Governmental Agency;

                  (m) ERISA INFORMATION. Promptly upon the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, is reasonably likely to result in liability to the Companies in an aggregate amount exceeding $250,000, a written notice specifying the nature thereof, what action Borrower, its Subsidiaries or other ERISA Entity have taken, are taking or propose to take with respect thereto, and, when known, any action taken or threatened by the Internal Revenue Service, Department of Labor, PBGC or Multiemployer Plan sponsor with respect thereto;

                  (n) ERISA FILINGS, ETC. Upon request by the Administrative Agent, copies of: (i) each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by Borrower, its Subsidiaries or ERISA Affiliates with the Internal Revenue Service with respect to each Plan; (ii) the most recent actuarial valuation report for each Plan;
         (iii) all notices received by Borrower or any of its Subsidiaries or ERISA Affiliates from a Multiemployer Plan sponsor or any governmental agency concerning an ERISA Event; and (iv) such other documents or governmental reports or filings relating to any Employee Benefit Plan as the Administrative Agent shall reasonably request;

                  (o)  [Reserved];

                  (p) NAME AND LOCATION CHANGES. Promptly, written notice of any change (i) in such Company's corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in the location of such Obligor's chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which Collateral owned by it is located (including the establishment of any such new office or facility), (iii) in such Company's identity or corporate structure, (iv) resulting in any tangible Collateral being located in any jurisdiction in which a financing statement must be, but has not been, filed in order to perfect the Administrative Agent's Liens, or (v) in such Company's Federal Taxpayer Identification Number (to the extent applicable); each Company will not effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform

         Commercial Code or otherwise that are required in order for the Administrative Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral; and

                  (q) MISCELLANEOUS. Promptly, such financial and other information with respect to any Company as any Creditor may from time to time reasonably request.

                  9.02. LITIGATION, ETC. Borrower shall promptly give to the Administrative Agent and each Lender notice of all Proceedings, and any material development thereof, affecting any Company, except Proceedings which could not reasonably be expected to have (individually or in the aggregate) a Material Adverse Effect.

                  9.03. EXISTENCE; COMPLIANCE WITH LAW; PAYMENT OF TAXES; INSPECTION RIGHTS; PERFORMANCE OF OBLIGATIONS; ETC. Each Company shall (i) preserve and maintain its legal existence and all of its material rights, privileges and franchises (PROVIDED, HOWEVER, that nothing in this Section
9.03 shall prohibit any transaction expressly permitted under Section 9.06),
(ii) except as is not reasonably likely to have (individually or in the aggregate) a Material Adverse Effect, comply with the requirements of all applicable laws, rules, regulations and orders of Governmental Authorities,
(iii) except as is not reasonably likely to have (individually or in the aggregate) a Material Adverse Effect, timely file true, accurate and complete tax returns required by all Governmental Authorities and pay and discharge all Taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its Property prior to the date on which any penalties attach thereto (except for any such Tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained in accordance with GAAP); (iv) maintain all of its Properties used or useful in its business in good working order and condition, ordinary wear and tear excepted, except to the extent that the failure to do so with respect to any such Property is not reasonably likely to have (individually or in the aggregate) a Material Adverse Effect; (v) permit representatives of any Creditor during normal business hours and upon reasonable notice to examine, copy and make extracts from its books and records, to inspect its Properties, and to discuss its business and affairs with its officers and employees, all to the extent reasonably requested by such Creditor; (vi) allow the Lead Arranger and Administrative Agent to consult with Borrower's independent public accountants and auditors with respect to the financial affairs of the Companies (and the Lead Arranger is expressly authorized to disclose any information obtained to the Lenders) and authorize such accountants to disclose to the Lead Arranger and the Lenders any and all financial statements and other supporting financial documents and schedules including copies of any management letter with respect to the business, financial condition and other affairs of the Companies; at the request of the Lead Arranger, Borrower shall deliver a letter addressed to such accountants instructing them to comply with the provisions of this Section 9.03(vi); (vii) perform in all material respects all of its Contractual Obligations, except where such failure to so perform, singly or in the aggregate with all other such failures, is not reasonably likely to have a Material Adverse Effect; and (viii) keep proper books of record and accounts, in which full and correct entries shall be made of all financial transactions and the Property and business of each Company in accordance with GAAP in effect from time to time or as otherwise required by applicable rules and regulations of any Governmental Authority having jurisdiction over such Company.

                  9.04. INSURANCE. (A) Each Company shall maintain, with financially sound and reputable insurers, insurance of the kinds and in the amounts customarily insured against by companies engaged in the same or similar business and similarly situated (including business interruption insurance). Each Company shall pay all insurance premiums payable by it as and when due. Borrower will advise the Administrative Agent promptly of any material policy cancellation, reduction or amendment. Borrower will not, and will not permit any Subsidiary to, materially modify any of the provisions of any policy with respect to casualty insurance without delivering the original copy of the endorsement reflecting such modification to the Administrative Agent.

                  (B) All policies of insurance required to be maintained by any Obligor must name the Administrative Agent on behalf of the Issuing Lender, Lenders and Agents as loss payee (in the case of property insurance) or additional insured (in the case of liability insurance), as applicable, or certificate holder (in the case of workers' compensation insurance) and must provide that no cancellation, non-renewal or modification (including reduced coverage) of the policies will be made without thirty days' prior written notice to the Administrative Agent and if the insurance carrier shall have received written notice from the Administrative Agent of the occurrence and continuance of an Event of Default, the insurance carrier shall pay all proceeds otherwise payable to any Obligor under such policies directly to the Administrative Agent.

                  (C) The Obligors shall give immediate written notice of any loss in excess of $5.0 million to the insurance carrier and to Administrative Agent. Each Obligor hereby irrevocably authorizes and empowers the Administrative Agent, as its attorney-in-fact coupled with an interest, if any Default shall have occurred or such loss is reasonably likely to be materially adverse to the Lenders, to make proof of loss, to adjust and compromise any claim under insurance policies, to appear in and prosecute any action rising from such insurance policies, to collect and receive insurance proceeds, and to deduct therefrom the Administrative Agent's expenses incurred in the collection of such proceeds. Nothing contained in this Section 9.04(C), however, shall require the Administrative Agent to incur any expense or take any action hereunder.

                  (D) Each policy of insurance obtained or maintained by any Company shall: (i) be written by financially responsible companies selected by Borrower and having an A.M. Best rating of "A" or better and being in a financial size category of XII or larger, or by other companies reasonably acceptable to the Administrative Agent and the Lead Arranger; (ii) waive all rights of subrogation of the insurers against the Creditors; (iii) waive any right of the insurers to set-off or counterclaim or to make any other deduction, whether by way of attachment or otherwise, as against any Creditor;
(iv) waive all claims for insurance premiums or commissions or additional premiums or assessments against the Creditors; and (v) provide that, except in the case of third-party liability insurance, the proceeds of any loss affecting any Property which is Collateral (including Real Property) or interests therein shall be applied in accordance with the terms of this Agreement.

                  (E) If at any time the area in which any Mortgaged Real Property is located is designated (i) a "flood hazard area" in any Flood Insurance Rate Map published by the Federal Emergency Management Agency (or any successor agency), Borrower shall obtain flood insurance in such total amount as the Administrative Agent or the Majority Lenders may from time to time reasonably re-quire, and otherwise comply with the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of 1973, as amended from time to time, or (ii) a "Zone 1" area, Borrower shall obtain earthquake insurance in such total amount as the Administrative Agent or the Majority Lenders may reasonably require; PROVIDED, HOWEVER, that Borrower shall not, unless required by applicable law pertaining to Borrower or any Creditor, be required to obtain any insurance described in this Section 9.04(E) if not available at commercially reasonable rates.

                  9.05. LIMITATION ON LINES OF BUSINESS. No Company shall directly or indirectly engage to any material extent in any line or lines of business activity other than the business of the type conducted by Borrower and the Subsidiaries as of the Original Closing Date or any business related, ancillary or complementary thereto.

                  9.06. LIMITATION ON FUNDAMENTAL CHANGES, ACQUISITIONS OR DISPOSITIONS. No Company shall, directly or indirectly, in a single transaction or series of transactions, on or after the Original Closing Date,
(1) merge, consolidate or amalgamate with or into any Person (other than pursuant to the Transactions on the Closing Date), or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), (2) effect any Acquisition, or (3) effect any Disposition (or agree to do any of the foregoing). Notwithstanding the foregoing provisions of this Section 9.06, each of the following shall be permitted:

                  (a) purchases and sales of Property to be sold or used in the ordinary course of business;

                  (b) the pledge of the Collateral pursuant to the Security Documents and the incurrence of any Permitted Lien;

                  (c) the merger, consolidation, dissolution or liquidation of
         (1) any Subsidiary with or into (i) Borrower if Borrower shall be the continuing or surviving corporation or (ii) any Qualified Subsidiary if such Qualified Subsidiary shall be the continuing or surviving corporation, and (2) any Subsidiary that is not a Qualified Subsidiary with or into any other Subsidiary that is not a Qualified Subsidiary;

                  (d) Dispositions by (1) any Company to Borrower or to any Qualified Subsidiary or (2) any Subsidiary that is not a Qualified Subsidiary to any other Subsidiary that is not a Qualified Subsidiary;

                  (e) Dispositions of used, worn out, obsolete or surplus Property by any Company in the ordinary course of business;

                  (f) sale or discount, in each case without recourse, of accounts receivable past due arising in the ordinary course of business, but only in connection with the compromise or collection thereof; PROVIDED, HOWEVER, that in no event may any Company enter into any factoring or securitization program with respect to receivables;

                  (g) any Disposition by Borrower or any Subsidiary for fair market value not to exceed $10.0 million in the aggregate in any fiscal year of Borrower and $35.0 million in the aggregate since the Original Closing Date; PROVIDED, HOWEVER, that the Net Available Proceeds therefrom are applied as specified in Section 2.10(a)(iv) or applied to the prepayment of the Loans as specified in Section 2.10(a)(iv);

                  (h) Dispositions described on SCHEDULE 9.06(h) for fair market value not to exceed $4.0 million; PROVIDED, HOWEVER, that the Net Available Proceeds therefrom are applied as specified in Section 2.10(a)(iv) or applied to the prepayment of the Loans as specified in
         Section 2.10(a)(iv);

                  (i) Acquisitions by Borrower or any Qualified Subsidiary; PROVIDED, HOWEVER, that each Acquisition under this Section 9.06(i) shall satisfy each of the following conditions:

                             (i) the Loans to be made on the Amendment and
                  Restatement Date shall have been made, and the Amended and Restated Transactions shall have been consummated;

                            (ii) no Default then exists or would result
                  therefrom;

                           (iii) immediately after giving effect to such
                  Acquisition, Borrower would be in compliance with Section
                  9.05;

                            (iv) after giving pro forma effect in accordance
                  with GAAP to such Acquisition, (1) Borrower shall be in compliance with all of the Financial Maintenance Covenants as of the Test Date immediately prior to the consummation thereof (assuming, for purposes of the Financial Maintenance Covenants, that such Acquisition, and all other Acquisitions consummated since the first day of the relevant Measurement Period for each of the Financial Maintenance Covenants ending on or prior to the date of such Acquisition, had occurred on the first day of such relevant Measurement Period), and the Lenders shall have been provided reasonably detailed calculations of such compliance and reasonable supporting data and information with respect thereto), and (2) as reasonably determined in good faith by Borrower at such time based on available information then known by Borrower, Borrower and the Subsidiaries can reasonably be expected to remain in compliance with such covenants through the Final Maturity Date and to have sufficient cash liquidity to conduct their respective business and pay their respective debts and other liabilities as they come due;

                             (v) no Company shall, in connection with any such
                  Acquisition, assume or remain liable with respect to any Indebtedness or other liability (including any material tax or ERISA liability) of the related seller, except (1) to the extent permitted under Section 9.08 or, if after giving pro forma effect thereto, the representations and warranties of each Obligor in Section 8 would be true in all material respects, and (2) obligations of the seller or acquired Person or business incurred in the ordinary course of business and necessary or desirable to the continued operation of the underlying properties, and any other such liabilities or obligations not permitted to be assumed or otherwise supported by any of the Companies hereunder shall be paid in full or released as to the assets being so acquired on or before the consummation of such Acquisition;

                            (vi) the Properties acquired in connection with any
                  such Acquisition shall be free and clear of any Liens, other than Permitted Liens or Liens otherwise permitted by Section 9.07;

                           (vii) the board of directors of the acquired Person
                  shall not have indicated privately to any Company or publicly its opposition to the consummation of such Acquisition;

                          (viii) either (x) such Acquisition shall be effected
                  through Borrower or a Qualified Subsidiary and the Person or business acquired shall at the time of consummation of such Acquisition be merged or combined or consolidated with or into a domestic Qualified Subsidiary or shall be at the time of consummation thereof a domestic Qualified Subsidiary or (y) the Acquisition Consideration for such Acquisition, together with the aggregate amount of the Acquisition Consideration for all other Acquisitions (other than Acquisitions made pursuant to Section 9.06(m)) effected pursuant to this Section 9.06(i) that do not comply with clause (x) of this subparagraph (viii) since the Original Closing Date, shall not exceed $5.0 million;

                            (ix) with respect to any Acquisition involving
                  Acquisition Consideration of more than $10.0 million, Borrower shall have provided not fewer than 30 days prior to the proposed closing thereof the Lead Arranger and the Lenders with (1) written notice thereof and a brief description of the material terms thereof and a brief description of the business or Person to be acquired, (2) historical financial statements for the last three fiscal years (or, if less, for the period of such Person's existence) of the Person or business to be acquired (audited if available without undue cost or delay) and unaudited financial statements thereof for the most recent interim period which are available, (3) reasonably detailed projections for the succeeding five years (or, if earlier, through the year in which the Final Maturity Date occurs) pertaining to the Person or business to be acquired, (4) copies of all material documentation pertaining to such Acquisition, and (5) all such other information and data relating to such Acquisition or the Person or business to be acquired as may be reasonably requested by Lead Arranger or the Majority Lenders;

                             (x) Borrower shall have delivered to the Lead
                  Arranger and the Lenders (x) an Officer's Certificate at least ten days prior to the date of consummation of such Acquisition (but in any event not earlier than a date which would result in the Test Date occurring on or immediately prior to the consummation of such Acquisition being more than 135 days prior to the date of consummation of such Acquisition) certi-fying that (1) such Acquisition complies with this Section 9.06(i) (which shall have attached thereto reasonably detailed backup data and calculations showing such compliance), and (2) such Acquisition is not reasonably likely to have a Material Adverse Effect and (y) financial statements referred to in clause (ix) of this Section 9.06(i) for the most recently ended fiscal period if the latest financial statements previously delivered pursuant to clause (ix) cover a period ending more than 135 days before the date of consummation of such Acquisition; and

                            (xi) the Acquisition Consideration for such
                  Acquisition, together with the aggregate amount of the Acquisition Consideration for all Acquisitions (other than Acquisitions made pursuant to Sections 9.06(m) and 9.06(o) below) effected pursuant to this Section 9.06(i) since the Original Closing Date, shall not exceed $20.0 million (PROVIDED, HOWEVER that any portion of such Acquisition Consideration that consists of an "earn-out" or similar payment shall not exceed $5.0 million in the aggregate since the Original Closing Date), PLUS the then available amount of the Designated Equity Issuance Proceeds but not to exceed $20.0 million;

                  (j) transfers resulting from any casualty or condemnation of Property;

                  (k) licenses or sublicenses by any Company of software, trademarks and other intellectual property and general intangible and leases, licenses or subleases of other property in the ordinary course of business and which do not materially interfere with the business of any Company and any lease or sublease of the properties listed in
         SCHEDULE 9.06(K);

                  (l) any consignment arrangements or similar arrangements for the sale of assets in the ordinary course of business of any Company;

                  (m) Acquisitions not otherwise permitted hereunder by Borrower or any Subsidiary; PROVIDED, HOWEVER, that (1) the sole consideration provided therefor by any Company is Qualified Capital Stock of Holdings, and (2) such Acquisition shall comply with each of clauses
         (i), (ii), (iii), (iv), (v), (vi), (vii), (viii)(x), (ix) and (x) of
         Section 9.06(i) (with references therein to Section 9.06(i) being deemed references to this Section 9.06(m));

                  (n) the making of Investments permitted by Section 9.09 and the liquidation in the ordinary course of business of (A) Permitted Investments and (B) Investments made pursuant to Sections 9.09(a) and 9.09(b);

                  (o)  the Ellison Acquisition;

                  (p) Dispositions of any of the Mt. Pleasant Property, the Wing II Property and the properties listed on SCHEDULE 9.06(p); PROVIDED, HOWEVER, that the Net Available Proceeds therefrom are applied as specified in Section 2.10(a)(iv) or applied to the prepayment of the Loans as specified in Section 2.10(a)(iv); and

                  (q) the Wing Asset Sale and the Atrium Wood Asset Sale so long as the entire proceeds thereof are used solely to finance the Amended and Restated Transactions and pay fees and expenses related thereto.

To the extent the Majority Lenders waive the provisions of this Section 9.06 with respect to the sale or other disposition of any Collateral, or any Collateral is sold or otherwise disposed of as permitted by this Section 9.06 (other than to any Obligor), such Collateral in each case shall be sold or otherwise disposed of free and clear of the Liens created by the Security Documents and the Administrative Agent shall take such actions as are appropriate in connection therewith.

                  9.07. LIMITATION ON LIENS AND RELATED MATTERS. No Company shall, directly or indirectly, create, incur, assume or suffer to exist any Lien upon or with respect to any Collateral except for Prior Liens and other Liens created by or expressly permitted by the applicable Security Document. No Company shall, directly or indirectly, create, incur, assume or suffer to exist any Lien upon or with respect to any of their respective Property that does not constitute Collateral, whether now owned or hereafter acquired, or assign any right to receive income, or file or permit the filing of any financing statement under the UCC or any other similar notice of Lien under any similar recording or notice statute, except the following, which are herein collectively referred to as "PERMITTED LIENS":

                  (a) Liens in existence on the Original Closing Date and identified in SCHEDULE 9.07;

                  (b) Liens imposed by any Governmental Authority for taxes, assessments or charges not yet due or which are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the relevant Company, in accordance with GAAP;

                  (c) Liens imposed by law which were incurred in the ordinary course of business, such as carriers', warehousemen's, landlords' and mechanics' Liens and other similar Liens arising in the ordinary course of business, in each case for sums the payment of which is not required by Section 9.03;

                  (d) pledges or deposits under workers' compensation, unemployment insurance and other social security legislation or the deposits securing the liability to insurance carriers;

                  (e) pledges or deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

                  (f) easements, rights-of-way, restrictions or minor defects or irregularities in title incurred in the ordinary course of business and encumbrances consisting of zoning restrictions, easements, licenses, restrictions on the use of Real Property or minor imperfections in title thereto which, in the aggregate, are not material in amount, and which do not in any case materially detract from the value of the Real Property subject thereto or interfere with the ordinary conduct of the business of any Company;

                  (g) Liens upon tangible personal Property acquired after the Original Closing Date by Borrower or any Subsidiary, each of which Liens either (A) existed on such Property before the time of its acquisition and was not created in anticipation thereof, or (B) was created solely for the purpose of securing Indebtedness representing, or incurred to finance or refinance, the cost of such Property or improvements thereon; PROVIDED, HOWEVER, that (1) no such Lien shall extend to or cover any Property of any Company other than the Property so acquired and improvements thereon and proceeds thereof, and (2) the principal amount of Indebtedness secured by any such Lien shall at no time exceed 100% of the fair market value of such Property at the time it was acquired;

                  (h) Liens existing on any Property of any Person at the time such Property is acquired or such Person becomes a Subsidiary or is merged or consolidated with or into a Subsidiary and, in each case, not created in contemplation of or in connection with such event; PROVIDED, HOWEVER, that such Liens do not extend to any other Property of any Company;

                  (i) Liens not otherwise permitted hereunder securing obligations of Borrower or any Subsidiary at any time not exceeding in the aggregate $5.0 million;

                  (j) Liens securing obligations under Swap Contracts with any Creditor to the extent such Swap Contract relates to the Loans and only so long as the Obligations are secured by the same collateral on at least a PARI PASSU basis;

                  (k) Liens consisting of judgment or judicial attachment Liens (including prejudgment attachment) in existence less than 60 days after the entry thereof or the enforcement of which is effectively stayed or payment of which is covered in full (subject to a customary deductible) by insurance or which do not otherwise result in an Event of Default under Section 10(h);

                  (l) Liens securing obligations in respect of Capital Leases solely on Property subject to such Capital Leases;

                  (m) leases or subleases granted to third Persons not interfering in any material respect with the business of any Company;

                  (n) Liens arising from UCC financing statements regarding leases permitted by this Agreement;

                  (o) any interest or title of a lessor or sublessor under any lease permitted by this Agreement;

                  (p) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of custom duties in connection with the importation of goods so long as such Liens attach only to the imported goods;

                  (q) Liens arising out of consignment or similar arrangements for the sale of goods entered into by any Company in the ordinary course of business;

                  (r) Liens created under the Credit Documents securing the obligations owing to the Creditors; and

                  (s) any extension, renewal or replacement of the foregoing; PROVIDED, HOWEVER, that the Liens permitted by this Section 9.07(s) shall not cover any additional principal amount of Indebtedness or Property (other than like Property substituted for Property covered by such Lien).

                  Except with respect to (i) specific Property encumbered pursuant to a Lien permitted to be incurred pursuant to this Section 9.07 or
(ii) specific Property to be sold pursuant to an executed agreement with respect to a Disposition consummated in accordance with this Agreement, no Company will directly or indirectly enter into any agreement on or after the Original Closing Date prohibiting or restricting in any manner (directly or indirectly and including by way of covenant, representation or warranty or event of default) the creation or assumption of any Lien upon its Property, whether now owned or hereafter acquired, except pursuant to the Credit Documents, the Mezzanine Securities Documents and the Senior Subordinated Notes Indenture and any Permitted Refinancing of any thereof (so long as such Permitted Refinancing is not more restrictive in such regard than the Indebtedness being refinanced) so long as not directly or indirectly restricting the granting of any Lien securing the Obligations.

                  9.08. PROHIBITION ON DISQUALIFIED CAPITAL STOCK; LIMITATION ON INDEBTEDNESS AND CONTINGENT OBLIGATIONS. No Company shall directly or indirectly issue or permit to be outstanding any Disqualified Capital Stock, other than Disqualified Capital Stock issued to and held by Borrower or any Qualified Subsidiary. No Company shall, directly or indirectly, incur any Indebtedness or any Contingent Obligation, except (each of which shall be given independent effect) for the following:

                  (a) the Loans and the other Obligations (including the Guarantees) under the Credit Documents;

                  (b) (A) the Senior Subordinated Notes (less all repayments and prepayments thereof), (B) the Mezzanine Securities (but only so long as not a direct or indirect obligation of Borrower or any Subsidiary and less all repayments and prepayments thereof), (C) other Indebtedness and Contingent Obligations outstanding on the Original Closing Date and listed in SCHEDULE 9.08 and specified on SCHEDULE 9.08 as to remain outstanding after the Original Closing Date (less the aggregate amount of any permanent prepayments or repayments thereof) and (D) in the case of the Senior Subordinated Notes, the Mezzanine Securities and any such Indebtedness listed on Schedule 9.08, Permitted Refinancings thereof;

                  (c) (x) Indebtedness and Contingent Obligations of Borrower or any Subsidiary owing to Borrower or any Qualified Subsidiary, (y) Indebtedness and Contingent Obligations of any Subsidiary that is not a Qualified Subsidiary owed to any other Subsidiary that is not a Qualified Subsidiary and (z) Indebtedness of Holdings owing to Borrower incurred on the Original Closing Date in connection with the Original Transactions in form and substance satisfactory to the Lead Arranger; PROVIDED, HOWEVER, that (1) such Indebtedness shall be evi-denced by an Intercompany Note which (other than if issued by or held by a Foreign Subsidiary) shall be pledged to the Administrative Agent on behalf of the Lenders pursuant to the Security Agreement and (2) such Indebtedness and Contingent Obligations shall not be held by any Person other than Borrower or a Qualified Subsidiary and shall not be subordinate to any other Indebtedness or Contingent Obligations or other obligation of the obligor unless also subordinated to the Loans on terms no less favorable to the Lenders than that of any other creditor;

                  (d)  Contingent Obligations in respect of operating leases;

                  (e) Indebtedness and Contingent Obligations arising from honoring a check, draft or similar instrument against insufficient funds; PROVIDED, HOWEVER, that such Indebtedness is extinguished within two Business Days of its incurrence;

                  (f)  Swap Contracts;

                  (g) Contingent Obligations of Borrower, Holdings or any Subsidiary in respect of Indebtedness or other liabilities of Borrower or any Subsidiary to the extent that the existence of such Indebtedness or other liabilities is not prohibited under this Agreement;

                  (h) Contingent Obligations in connection with Dispositions permitted under Section 9.06, arising in connection with indemnification and other agreements in respect of any contract relating to such Disposition, not to exceed the consideration received by Borrower or any Subsidiary in connection with such sale and excluding, however, in all cases any Contingent Obligation with respect to any obligation of any third person incurred in connection with the acquisition of the Property which is the subject of such Disposition;

                  (i) Indebtedness and Contingent Obligations of Borrower and the Subsidiaries (including Permitted Refinancings thereof) secured by Liens permitted under Section 9.07(g) or (l) (and extensions, renewals or replacements thereof pursuant to Section 9.07(s)) not exceeding (together with any Permitted Refinancing thereof) $5.0 million in the aggregate at any time outstanding for Borrower and the Subsidiaries collectively;

                  (j)  [Reserved];

                  (k) Indebtedness of a Person that becomes a Subsidiary after the date hereof; PROVIDED, HOWEVER, that (1) such Indebtedness existed at the time such Person became a Subsidiary and was not created in connection with or in anticipation thereof, (2) immediately after giving effect to the acquisition of such Person by Borrower no Default shall have occurred and be continuing, and (3) the aggregate amount of Indebtedness outstanding at any time pursuant to this Section 9.08(k) shall not exceed $5.0 million for all Subsidiaries;

                  (l) Indebtedness and Contingent Obligations incurred by Borrower or any Subsidiary, and any Permitted Refinancing thereof, not to exceed in the aggregate at any time outstanding the excess of (1) $10.0 million over (2) the aggregate amount of Indebtedness outstanding pursuant to Section 9.08(k); and

                  (m) Indebtedness to be assumed in connection with the Ellison Acquisition as set forth in SCHEDULE 9.08(m), less any prepayments or repayments of the principal thereof and Permitted Refinancings thereof.

                  All intercompany debt shall be unsecured and subordinate in right of payment (to the same extent as the subordination provisions set forth in EXHIBIT B hereto) to the Obligations. Each Obligor, by its execution and delivery of this Agreement, hereby agrees to subordinate its right of payment under any intercompany debt owed to it by Borrower or any Subsidiary to the full and complete payment and performance of the Obligations. No Obligor shall incur any Subordinated Debt unless such Subordinated Debt shall be subordinated to the Obligations at least to the same extent and for so long as such Subordinated Debt is subordinated to any other Indebtedness pursuant to documentation reasonably acceptable to the Lead Arranger.

                  9.09. LIMITATION ON INVESTMENTS; LIMITATION ON CREATION OF SUBSIDIARIES. No Company shall, directly or indirectly, make or permit to remain outstanding any Investment, except for the following:

                  (a) operating deposit accounts and certificates of deposit with banks in the ordinary course of business;

                  (b)  Permitted Investments;

                  (c) Investments by any Company in Borrower or any Qualified Subsidiary or in any Subsidiary if as a result thereof or in connection therewith such Subsidiary becomes a Qualified Subsidiary (provided that no Investment will be permitted in respect of any Subsidiary with respect to which Borrower has not complied with Section 9.20);

                  (d) Investments outstanding on the Original Closing Date and identified in SCHEDULE 9.09 and any renewals, amendments and replacements thereof that do not increase the amount thereof;

                  (e) Investments that constitute Indebtedness or Contingent Obligations permitted under Section 9.08;

                  (f) advances, loans or extensions of credit by any Company to
         (1) employees of any Company in the ordinary course of business; PROVIDED, HOWEVER, that the aggregate amount of all such loans, advances and extensions of credit shall not at any time exceed in the aggregate $2.0 million (without giving effect to any write-down or write-off thereof) and (2) employees of any Company in connection with stock option plans so long as (x) such loans do not involve cash payments by any Company and (y) no Company incurs any obligations at any time to repurchase the stock so purchased;

                  (g) extensions of credit in the nature of accounts receivable or notes receivable arising from the sale or lease of goods or services in the ordinary course of business;

                  (h) pledges or deposits required in the ordinary course of business in connection with workers' compensation, unemployment insurance and other social security or similar legislation;

                  (i) pledges or deposits in connection with (i) the non-delinquent performance of bids, trade contracts (other than for borrowed money), leases or statutory obligations, (ii) contingent obligations on surety or appeal bonds, and (iii) other non-delinquent obligations of a like nature, in each case incurred in the ordinary course of business;

                  (j) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

                  (k) Borrower and the Subsidiaries may hold additional Investments in any Subsidiary which is not a Qualified Subsidiary to the extent that such Investments reflect an increase in the stockholders' equity of such Subsidiary resulting from retained earnings of such Subsidiary;

                  (l) Investments by any Subsidiary (other than a Qualified Subsidiary) in any other Subsidiary (other than a Qualified Subsidiary);

                  (m)  Capital Expenditures permitted by Section 9.11(e);

                  (n) Investments by any Company in any Subsidiary which is not a Qualified Subsidiary to the extent made in the ordinary course to fund or support the ordinary course operations of such Subsidiary so long as no Default shall have occurred and be continuing; PROVIDED, HOWEVER, that (1) the amount of such Investments made pursuant to this clause (n) shall not exceed $1.0 million in the aggregate outstanding at any time (without giving effect to any write-down or write-off thereof), and (2) all such Investments which are Indebtedness shall be evidenced by Intercompany Notes, which shall be pledged to Administrative Agent pursuant to the Security Agreement;

                  (o) Borrower or any Subsidiary may hold the Equity Interests of any Subsidiary existing on the Amendment and Restatement Date or created or acquired thereafter in accordance with the provisions hereof and any additional Equity Interests issued in exchange therefor or as a dividend thereon;

                  (p) Investments for the creation of any Wholly Owned Foreign Subsidiary which is a foreign sales corporation consisting of DE MINIMIS capitalization;

                  (q) Investments consisting of non-cash consideration received in the form of securities, notes or similar obligations in connection with any Disposition permitted by Section 9.06(g) (which shall not be subordinated by its terms to any obligations of the issuer thereof); PROVIDED, HOWEVER, that (1) the aggregate amount of such non-cash consideration received in connection with any such Disposition shall not exceed 20% of the total consideration received in connection with such Disposition, (2) such non-cash consideration is pledged pursuant to the appropriate Security Document, and (3) the aggregate amount of such Investments made and outstanding at any time shall not exceed $5.0 million (without giving effect to any write-downs or write-offs thereof);

                  (r) Investments by Foreign Subsidiaries in high quality investments of the type similar to Permitted Investments made outside the United States;

                  (s)  Permitted Acquisitions;

                  (t) Investments by Borrower or any Subsidiary in any joint venture so long as after giving effect thereto Borrower shall be in compliance with Section 9.05 and the aggregate amount thereof outstanding at any time (without giving effect to any write-downs or write-offs thereof, but net of any cash returns of capital, cash dividends and cash distributions received in respect thereof) does not exceed $5.0 million;

                  (u) Investments made to consummate the Ellison Acquisition in accordance with the Ellison Acquisition Agreement; and

                  (v) in addition to the foregoing, other Investments by Borrower or any Subsidiary not exceeding in the aggregate outstanding at any time (without giving effect to any write-downs or write-offs thereof, but net of any cash returns of capital, cash dividends and cash distributions received in respect thereof) $5.0 million.

                  No Company shall, directly or indirectly, create or acquire any Subsidiary without the prior written consent of the Majority Lenders, which consent shall not be unreasonably withheld; PROVIDED, HOWEVER, that the provisions of this paragraph shall not require the Majority Lenders' consent for
(I) the creation or acquisition of direct or indirect Wholly Owned Subsidiaries so long as Section 9.20 is complied with at the time of formation or acquisition thereof, and (II) the creation or acquisition of any Subsidiary which is not a Wholly Owned Subsidiary so long as the Investment made in connection therewith complies with this Section 9.09 at the time of formation or acquisition thereof.

                  9.10. LIMITATION ON DIVIDEND PAYMENTS. No Company shall, directly or indirectly, declare or make any Dividend Payment at any time, except:

                  (a) any Subsidiary may declare and make Dividend Payments to Borrower or any Subsidiary to the extent made PRO RATA to all holders of Equity Interests thereof;

                  (b) so long as no Default has occurred and is continuing or would arise therefrom, Borrower may make Dividend Payments to Holdings if the proceeds thereof are used at the time of such Dividend Payment by Holdings (and Holdings may use such Dividend Payments by Borrower as set forth below):

                             (i) to pay out-of-pocket expenses, for
                  administrative, legal and accounting services provided by third parties that are reasonable and customary and incurred in the ordinary course of business for the professional services, or to pay franchise fees and similar costs; and

                            (ii) to make a Dividend Payment to Holdings to
                  redeem Equity Interests (other than Disqualified Capital Stock) held by current or former employees or directors of any Company (or their estates or beneficiaries of their estates); PROVIDED, HOWEVER, that the aggregate cash consideration paid, or distributions made, pursuant to this clause (b)(ii) shall not exceed $10.0 million in the aggregate since the Original Closing Date, PLUS, in each case, the proceeds of any Excluded Equity Issuance consummated substantially contemporaneously with such purchase or redemption;

                  (c) so long as after giving effect thereto and any Revolving Loans made to effect such Dividend Payment no Default has occurred and is continuing or would arise therefrom, Borrower may make Dividend Payments to Holdings so long as such Dividend Payment is made after the fifth anniversary of the Amendment and Restatement Date and not earlier than the second Business Day prior to the due date of any scheduled interest payment on the Mezzanine Securities and the proceeds thereof are used at the time of such Dividend Payment by Holdings to pay, on the scheduled semiannual interest payment dates, interest accrued on the Mezzanine Securities subsequent to the fifth anniversary of the Amendment and Restatement Date at a rate no greater than the rate then to be applicable as specified in the Mezzanine Securities Documents as in effect on the Amendment and Restatement Date;

                  (d) as of the Business Day prior to the end of each accrual period of the Mezzanine Securities that ends after the fifth year of issuance of the Mezzanine Securities, Borrower shall be permitted to pay dividends or make capital distributions on its Equity Interests to permit Holdings to pay the AHYDO Amounts (as defined in the Mezzanine Securities Documents) so long as no Default or Event of Default shall have occurred and be continuing or shall be in effect after giving pro forma effect to the payment of such dividend or the making of such capital distribution; PROVIDED that prior to making any dividend or distribution permitted by this paragraph, Borrower shall have made any mandatory prepayments required pursuant to Section 2.10(a)(v) for the calendar year immediately preceding the calendar year in which any such dividend or capital distribution is paid; and

                  (e) so long as after giving effect thereto and any Revolving Credit Loans made to effect such Dividend Payment no Default has occurred and is continuing or would arise therefrom, Borrower may make Dividend Payments to Holdings to redeem the Series B Common Stock of Holdings as and when required by Holdings' Amended and Restated Certificate of Incorporation as in effect on the Amendment and Restatement Date, and Holdings may so redeem the Series B Common Stock, so long as in each case any such Dividend Payment since the Amendment and Restatement Date does not exceed the par value of such Series B Common Stock as of the Amendment and Restatement Date ($0.01 per share) and does not exceed $75,000 in the aggregate since the Amendment and Restatement Date.

                  9.11.  FINANCIAL COVENANTS.

                  (a) MAXIMUM TOTAL LEVERAGE RATIO. The Total Leverage Ratio shall not, as of any Test Date during any period set forth in the table below, exceed the ratio set forth opposite such period in the table below:


                 Period                                                      Ratio
                 ------                                                      -----
                 Amendment and Restatement Date - 12/30/01                   5.25x
                 12/31/01 - 12/30/02                                         4.75x
                 12/31/02 - 12/30/03                                         4.00x
                 12/31/03 - 12/30/04                                         3.75x
                 12/31/04 and thereafter                                     3.25x


                  (b) MAXIMUM SENIOR LEVERAGE RATIO. The Senior Leverage Ratio shall not, as of any Test Date during any period set forth in the table below, exceed the ratio set forth opposite such period in the table below:


                 Period                                                      Ratio
                 ------                                                      -----
                 Amendment and Restatement Date - 12/30/01                   2.75x
                 12/31/01 - 12/30/02                                         2.50x
                 12/31/02 - 12/30/03                                         2.25x
                 12/31/03 - 12/30/04                                         2.00x
                 12/31/04 and thereafter                                     2.00x


                  (c) MINIMUM INTEREST COVERAGE RATIO. The Interest Coverage Ratio shall not, as of any Test Date during any period set forth in the table below, be less than the ratio set forth opposite such period in the table below:


                 Period                                                      Ratio
                 ------                                                      -----
                 Amendment and Restatement Date - 12/30/01                   1.50x
                 12/31/01 - 12/30/02                                         1.75x
                 12/31/02 - 12/30/03                                         2.00x
                 12/31/03 - 12/30/04                                         2.25x
                 12/31/04 and thereafter                                     2.50x


                  (d) MINIMUM FIXED CHARGE COVERAGE RATIO. The Fixed Charge Coverage Ratio shall not, as of any Test Date during any period set forth in the table below, be less than the ratio set forth opposite such period in the table below:


                 Period                                                      Ratio
                 ------                                                      -----
                 Amendment and Restatement Date - 12/30/01                   1.10x
                 12/31/01 - 12/30/02                                         1.25x
                 12/31/02 - 12/30/03                                         1.35x
                 12/31/03 - 12/30/04                                         1.50x
                 12/31/04 and thereafter                                     1.75x


                  (e) CAPITAL EXPENDITURES. Borrower shall not permit the aggregate amount of Capital Expenditures made by Borrower and the Subsidiaries to exceed (a) $5.0 million in the aggregate for the fiscal quarter ended December 31, 2000, (b) $16.0 million in the aggregate for the fiscal year ended December 31, 2001, (c) $17.0 million in the aggregate for the fiscal year ended December 31, 2002, (d) $18.0 million for the fiscal year ended December 31, 2003, and (d) $20.0 million for any fiscal year of Borrower thereafter; PROVIDED, HOWEVER, that (x) if the aggregate amount of Capital Expenditures for any fiscal year shall be less than the amount permitted for such fiscal year (before giving effect to any carryover), then the shortfall may be added to the amount of Capital Expenditures permitted for the immediately succeeding (but not any other) fiscal year if the amount expended in such fiscal year would not exceed 125% of the amount permitted for such fiscal year (before any carryover) and (y) in determining whether any amount is available for carryover, the amount expended in any fiscal year shall first be deemed to be from the amount allocated to such year before any carryover.

                  9.12. PLEDGE OR MORTGAGE OF ADDITIONAL COLLATERAL. (a) Promptly, and in any event within 30 days, after the acquisition of any Property (other than Real Property) of the type that would have constituted Collateral at the Amendment and Restatement Date (including the Equity Interests of any Subsidiary hereafter created or acquired owned directly by Borrower or any Qualified Subsidiary) (the "ADDITIONAL COLLATERAL") and after the creation or acquisition of any Wholly Owned Subsidiary or other Subsidiary (so long as such creation or acquisition is by Borrower or any Qualified Subsidiary), each Obligor shall take all action reasonably necessary or desirable, if any, including the execution and delivery of all such agreements, assignments, documents, registers and instruments (including amendments to the Credit Documents) and the filing of appropriate financing statements or other documents under the provisions of the UCC or applicable requirements of any Governmental Authority in each of the offices where such filing is necessary or appropriate, to grant (in the reasonable judgment of Administrative Agent or the Majority Lenders) to the Administrative Agent for the benefit of the Issuing Lender, Lenders and Agents a duly perfected first priority Lien on such Property pursuant to the appropriate Security Documents subject to Prior Liens permitted under Section 9.07(g) or (h); PROVIDED, HOWEVER, that not more than 65% of the capital stock of any Foreign Subsidiary (limited to "first-tier" Foreign Subsidiaries) need be pledged.

                  In the event that, after the Original Closing Date, any Obligor (including any Qualified Subsidiary created or acquired on or after the Amendment and Restatement Date) acquires or holds a fee interest with a market or book value of $2.0 million or more in any Real Property, such Obligor shall promptly and in any event within 90 days of the date of acquisition of such Real Property by any Obligor (i) take such actions and execute such documents as the Administrative Agent shall reasonably require to confirm the Lien of an existing Mortgage, if applicable, or to create a new Mortgage on such additional Real Property and
(ii) cause to be delivered to the Administrative Agent, on behalf of the Lenders, the documents and instruments reasonably requested by the Administrative Agent, including, without limitation, the items set forth in
Section 7.02 in respect of Mortgaged Real Property. If requested by the Lead Arranger or the Majority Lenders, Borrower shall obtain at its sole expense and as soon as practicable but in any event not later than 45 days after request therefor, Phase 1 environmental reports from an environmental engineering firm reasonably acceptable to the Lead Arranger with respect to any Real Property owned by any Company if not delivered on or prior to the Amendment and Restatement Date.

                  The costs of all actions taken by the parties in connection with the pledge of Additional Collateral or in connection with any Mortgage, including reasonable costs of counsel for the Administrative Agent, shall be paid by the Obligors promptly following written demand.

                  (b) With respect to each Mortgaged Real Property set forth in SCHEDULE 7.02(xv) which was not previously a Mortgaged Real Property prior to the Amendment and Restatement Date, the Obligors shall deliver a Survey to the Administrative Agent, on behalf of the Lenders, on or prior to the 30th day after the Amendment and Restatement Date.

                  9.13. SECURITY INTERESTS; FURTHER ASSURANCES. Each Obligor shall, promptly, upon the reasonable request of the Administrative Agent or any Lender, at Borrower's expense, execute, acknowledge and deliver, or cause the execution, acknowledgment and delivery of, and thereafter register, file or record, or cause to be registered, filed or recorded, in an appropriate governmental office, any document or instrument supplemental to or confirmatory of the Security Documents or otherwise deemed by the Administrative Agent reasonably necessary or desirable for the continued validity, perfection and priority of the Liens on the Collateral covered thereby, or obtain any consents, including, without limitation, landlord or similar lien waivers and consents, as may be reasonably necessary or appropriate in connection therewith.

                  Each Obligor shall deliver or cause to be delivered to the Administrative Agent from time to time such other documentation, consents, authorizations, approvals and orders in form and substance reasonably satisfactory to the Administrative Agent as the Administrative Agent shall reasonably deem necessary to perfect or maintain the Liens on the Collateral.

                  If any Lender determines in good faith that it is required by any Governmental Authority or any Requirement of Law to obtain appraisals as to the market value of any Real Property constituting Collateral, Borrower shall obtain such appraisals as soon as practicable but in any event not less than 60 days after request therefor, at the sole cost and expense of Borrower and in conformity with the requirements of such Governmental Authority and all Requirements of Law, as from time to time in effect.

                  If an Event of Default shall have occurred and be continuing, upon the reasonable request of the Administrative Agent, Borrower will obtain and deliver to the Administrative Agent appraisal reports in form and substance and from appraisers satisfactory to the Administrative Agent, stating (a) the then current fair market, orderly liquidation and forced liquidation values of all or any portion of the equipment or real estate owned by any Company and (b) the then current business value of each Company. All such appraisals shall be conducted and made at the reasonable expense of Borrower.

                  Upon the exercise by the Administrative Agent or the Lenders of any power, right, privilege or remedy pursuant to any Credit Document which requires any consent, approval, registration, qualification or authorization of any Governmental Authority, each Obligor shall execute and deliver all applications, certifications, instruments and other documents and papers that the Administrative Agent or the Lenders may be so required to obtain.

                  9.14. COMPLIANCE WITH ENVIRONMENTAL LAWS. (a) Each Company shall comply with all Environmental Laws, and will keep or cause all Property to be kept free of any Liens under Environmental Laws, unless failure to do so could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or subject any Agent, Lender or Issuing Lender to any material risk of damages or liability; (b) in the event of the presence of any Hazardous Material at, on, under or emanating from any Real Property which would reasonably be expected to result in liability under or a violation of any Environmental Law, in each case which could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, each Company shall undertake, and/or use their best efforts to cause any of their respective tenants or occupants to undertake, at no expense to any Lender, any action required pursuant to Environmental Laws to mitigate and eliminate such adverse effect; PROVIDED, HOWEVER, that no Company shall be required to comply with any order or directive of a Governmental Authority which is being contested in good faith and by proper proceedings so long as it has maintained adequate reserves with respect to such compliance to the extent required in accordance with GAAP; (c) each Company shall promptly notify the Administrative Agent of the occurrence of any event specified in clause (b) of this Section 9.14 and shall periodically thereafter keep the Administrative Agent informed of any material actions taken in response to such event and the results of such actions; and (d) at the written request of the Administrative Agent at any time and from time to time, each Obligor will provide, at such Obligor's sole cost and expense, an environmental site assessment (including, without limitation, the results of any groundwater or other testing, conducted if the Administrative Agent directs that such testing be conducted) concerning any Real Property now or hereafter owned, leased or operated by any Company, conducted by an environmental consulting firm proposed by such Obligor and approved by the Administrative Agent indicating the presence or absence of Hazardous Materials and the potential cost of any required investigation or other response or any corrective action in connection with any Hazardous Materials on, at, under or emanating from such Real Property and the potential cost of any required investigation, response or corrective action to address any such Hazardous Materials; PROVIDED, HOWEVER, that such request may be made only if (a) there has occurred and is continuing an Event of Default, (b) the Administrative Agent reasonably believes that any Company or any such Real Property or operations are not in material compliance with Environmental Law or (c) circumstances exist that reasonably could be expected to form the basis of an Environmental Claim against such Company or any such Real Property which could, individually or in the aggregate, have a Material Adverse Effect. If any Obligor fails to provide the same within 60 days after such request was made, the Administrative Agent may but is under no obligation to conduct the same, and such Obligor shall grant and hereby grants to the Administrative Agent and its agents access to such Real Property and specifically grants the Administrative Agent an irrevocable non-exclusive license, subject to the rights of tenants, to undertake such an assessment, all at such Obligor's sole cost and expense.

                  9.15. LIMITATION ON TRANSACTIONS WITH AFFILIATES. No Company shall, directly or indirectly, enter into or permit to exist any transaction (including, without limitation, the purchase, sale, lease or exchange of any Property, the rendering of any service, or a merger or consolidation) with or for the benefit of any Affiliate (an "AFFILIATE TRANSACTION") unless such Affiliate Transaction is (i) otherwise not prohibited under this Agreement; (ii) in the ordinary course of such Company's business, and (iii) on fair and reasonable terms that are not less favorable to such Company than those that are reasonably obtainable at the time in an arm's-length transaction with a Person that is not such an Affiliate; PROVIDED, HOWEVER, that, other than with respect to clauses (b) or
(f) of this Section 9.15, so long as no Default under Section 10(a), (e),
(f), (g) or (j) or Section 10(d) arising by virtue of a default in the performance of any obligation in Section 9.05, 9.06, 9.07, 9.08, 9.09, 9.10, 9.15, 9.25 or 9.28 shall have occurred and be continuing or would arise therefrom, the following shall be permitted: (a) Dividend Payments permitted by Section 9.10; (b) reasonable fees and compensation paid to, and customary indemnity and reimbursement provided on behalf of, officers, directors and employees of any Company in the ordinary course of business; (c) loans or advances to employees permitted by Section 9.09; (d) transactions and agreements contemplated by the Management Agreement and any amendments thereof permitted by Section 9.17 (including any payment of accrued fees thereunder for any prior period during which the payment thereof was not permitted by this Section 9.15); (e) transactions and agreements pursuant to and payments under the Tax Sharing Agreement and any amendments thereof permitted by Section 9.27; (f) transactions and agreements in existence on the Original Closing Date and described with particularity in SCHEDULE 9.15 (as such agreements are in effect on the Original Closing Date, the "EXISTING AFFILIATE AGREEMENTS") and the transactions pursuant to the Existing Affiliate Agreements; PROVIDED, FURTHER, HOWEVER, so long as any Default under Section 10(d) arising by virtue of a default in the performance of any obligation in Section 9.11 has not been cured or waived and Borrower shall not subsequently be in compliance therewith in each case within 90 days after the occurrence thereof, payments pursuant to management agreements described in clause (d) of this Section 9.15 shall only be permitted in an amount equal to 50% of the amount then due (other than any accrued and unpaid portion) provided for therein as in effect on the Original Closing Date and the remaining 50% shall be permitted to (and shall) accrue thereunder on a subordinated basis; (g) transactions with the Investors or their Affiliates in the ordinary course of business of the Companies or with an aggregate value for all such transactions not to exceed $250,000; (h) transactions and agreements pursuant to and contemplated by the Ellison Acquisition Documents as in effect on the Amendment and Restatment Date; or (i) the conversion of Holdings' Series B Common Stock into Series A Common Stock pursuant to the terms of Holdings' Amended and Restated Certificate of Incorporation.

                  9.16. LIMITATION ON ACCOUNTING CHANGES; LIMITATION ON INVESTMENT COMPANY STATUS. No Company shall make or permit, any change in (i) accounting policies or reporting practices, except immaterial changes and except as required by GAAP or (ii) its fiscal year end (December 31 of each year). No Obligor shall be or become an investment company subject to the registration requirements under the United States Investment Company Act of 1940, as amended.

                  9.17. LIMITATION ON MODIFICATIONS OF CERTAIN DOCUMENTS, ETC. No Company shall, directly or indirectly, consent to any modification, supplement or waiver of, or amend, in any manner which could reasonably be expected to be materially adverse to the Lenders, any of the provisions of any Organic Document; PROVIDED, HOWEVER, that after the Amendment and Restatement Date Holdings shall be permitted to amend its Organic Documents to reflect its change of name to Atrium Corporation; PROVIDED, FURTHER, that Holdings shall execute and acknowledge UCC-3 Amendments, in form reasonably satisfactory to Administrative Agent, within 45 days of such change of name and in accordance with the provisions of SECTION 5(d) of the Security Agreement. No material change that could reasonably be expected to be adverse to the Lenders may be made to the Ellison Acquisition Documents, the Mezzanine Securities Documents, the Wing Asset Sale Documents, the Atrium Wood Asset Sale Documents, the Senior Subordinated Notes Indenture or the Management Agreement, in each case without the consent of the Lead Arranger and the Majority Lenders.

                  9.18. INTEREST RATE PROTECTION AGREEMENTS. Borrower shall obtain, on or within 90 days after the Amendment and Restatement Date, interest rate protection agreements having terms and with counterparties reasonably satisfactory to the Lead Arranger as shall result in at least 50% of the aggregate principal amount of then outstanding Total Debt of Borrower either bearing interest at a fixed rate or being hedged for a period of at least three years from the date the initial interest rate protection agreements were obtained.

                  9.19. LIMITATION ON CERTAIN RESTRICTIONS AFFECTING SUBSIDIARIES. No Company (other than a Foreign Subsidiary) shall, directly or indirectly, create or otherwise cause or suffer to exist or become effective any direct or indirect encumbrance or restriction on the ability of such Company to (a) pay dividends or make any other distributions on such Company's Equity Interests or any other interest or participation in its profits owned by any other Company, or pay any Indebtedness or any other obligation owed to any other Company, (b) make Investments in or to any other Company, or (c) transfer any of its Property to any other Company. The foregoing shall not prohibit (i) any such encumbrances or restrictions existing under or by reason of (A) applicable law, (B) the Credit Documents,
(C) the Senior Subordinated Notes Indenture as in effect on the Amendment and Restatement Date, (D) the Mezzanine Securities Documents as in effect on the Amendment and Restatement Date and (E) any Permitted Refinancing of the Senior Subordinated Notes Indenture or the Mezzanine Securities Documents so long as such restriction in such Permitted Refinancing is not more disadvantageous to the Lenders or Borrower than the Senior Subordinated Notes Indenture or the Mezzanine Securities Documents, as applicable, as in effect on the Amendment and Restatement Date, (ii) restrictions on the transfer of assets subject to a Lien permitted under Section 9.07, (iii) customary restrictions on subletting or assignment of any lease governing a leasehold interest of any Company, and (iv) with respect to restrictions described in clause (c) only, restrictions on the transfer of any Property subject to a Disposition permitted under this Agreement.

                  9.20. ADDITIONAL OBLIGORS. Upon any Obligor creating or acquiring any Wholly Owned Subsidiary (other than a Foreign Subsidiary) after the Original Closing Date (each such Wholly Owned Subsidiary referred to herein as an "ADDITIONAL OBLIGOR" and collectively as the "ADDITIONAL OBLIGORS"), Borrower shall (i) cause each such Wholly Owned Subsidiary to execute and deliver all such agreements, guarantees, documents and certificates (including any amendments to the

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                                       -110-


Credit Documents and a Joinder Agreement) as the Administrative Agent may reasonably request and do such other acts and things as the Administrative Agent may reasonably request in order to have such Wholly Owned Subsidiary guarantee the Obligations in accordance with the terms of the Credit Documents, (ii) promptly (I) execute and deliver to the Administrative Agent such amendments to the Security Documents as the Administrative Agent deems necessary or advisable in order to grant to the Administrative Agent, for the benefit of the Lenders, a perfected first priority security interest in the Equity Interests and debt securities of such new Wholly Owned Subsidiary which are owned by Borrower or any Wholly Owned Subsidiary and required to be pledged pursuant to the Security Agreement, (II) deliver to the Administrative Agent the certificates representing such Equity Interests and debt securities, together with (A) in the case of such Equity Interests, undated stock powers endorsed in blank, and (B) in the case of such debt securities, endorsed in blank, in each case executed and delivered by a responsible officer of Borrower or such Subsidiary, as the case may be, (III) cause such new Wholly Owned Subsidiary to take such actions necessary or advisable to grant to the Administrative Agent for the benefit of the Lenders a perfected first priority security interest in the collateral described in the Security Agreement with respect to such new Wholly Owned Subsidiary (subject to Prior Liens, if any), including, without limitation, the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Security Agreement or by law or as may be reasonably requested by the Administrative Agent, and (IV) if reasonably requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

                  9.21. LIMITATION ON DESIGNATION OF DESIGNATED SENIOR INDEBTEDNESS. Borrower shall not, nor shall it permit any Subsidiary to, designate any Indebtedness or other obligation, other than Indebtedness under the Credit Documents, as "Designated Senior Indebtedness," as such term is defined in the Senior Subordinated Notes Indenture as in effect on the Amendment and Restatement Date or any Permitted Refinancing thereof, or any comparable designation that confers upon the holders of such Indebtedness or other obligation (or any Person acting on their behalf) the right to initiate blockage periods under the Senior Subordinated Notes Indenture or any other Indebtedness or other obligation of Borrower and its Subsidiaries.

                  9.22. FOREIGN SUBSIDIARIES' SECURITY. If following a change in the relevant sections of the Code or the regulations, rules, rulings, notices or other official pronouncements issued or promulgated thereunder, counsel for Borrower reasonably acceptable to the Administrative Agent does not within 30 days after a request from the Administrative Agent or the Majority Lenders deliver evidence, in form and substance mutually satisfactory to the Administrative Agent and Borrower, with respect to any Foreign Subsidiary which has not already had all of its stock pledged pursuant to the Security Agreement that (i) a pledge of 65% or more of the total combined voting power of all classes of capital stock of such Foreign Subsidiary entitled to vote and (ii) the entering into by such Foreign Subsidiary of a Joinder Agreement, in any such case could reasonably be expected to cause the undistributed earnings of such Foreign Subsidiary as determined for Federal income tax purposes to be treated as a deemed dividend to such Foreign Subsidiary's United States parent for Federal income tax purposes, then in the case of a failure to deliver the evidence described in clause (i) above, that portion of such Foreign Subsidiary's outstanding capital stock so issued by such Foreign Subsidiary and not

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                                       -111-


theretofore pledged pursuant to the Security Agreement shall be pledged to the Administrative Agent for the benefit of the Lenders pursuant to the Security Agreement (or another security agreement in substantially similar form, if needed), and in the case of a failure to deliver the evidence described in clause (ii) above, such Foreign Subsidiary shall execute and deliver a Joinder Agreement, guaranteeing the Obligations of Borrower under the Loan Documents and granting the Administrative Agent for the benefit of the Lenders a security interest in all of such Foreign Subsidiary's assets securing the Obligations of such Foreign Subsidiary under its Guarantee, in each case to the extent that the entering into of such Joinder Agreement is permitted by the laws of the respective foreign jurisdiction and with all documents delivered pursuant to this Section 9.22 to be in form and substance reasonably satisfactory to the Administrative Agent.

                  9.23. LIMITATION ON ACTIVITIES OF HOLDINGS. Holdings shall not conduct any business, incur any obligations (other than the Credit Documents and corporate overhead (including, without limitation, fees and expenses incidental to an initial public offering), Indebtedness permitted by
Section 9.08(c)(z) and the Mezzanine Securities Documents) or hold or acquire any assets (other than (i) the Equity Interests of Borrower and (ii) cash in an amount not to exceed $1.0 million at any time) and shall have no operations other than holding such Equity Interests and activities reasonably related thereto. Notwithstanding the foregoing, Holdings may own a $5.0 million subordinated note of Borrower evidencing $5.0 million owing from Borrower to Holdings so long as (i) such note is subordinated to the Obligations and (ii) such note is pledged to the Lenders. Such note may be contributed to the equity of Borrower on or about the closing of the Ellison Acquisition and thereupon cancelled, provided, that if the Ellison Acquisition does not close, such note may be contributed to Borrower (and thereupon cancelled) at any such date as determined by Holdings.

                  9.24. LIMITATION ON ISSUANCE OR DISPOSITIONS OF EQUITY INTERESTS OF COMPANIES. Borrower shall not issue any of its Equity Interests or Equity Rights or permit any Person to own any of its Equity Interests or Equity Rights other than Holdings or any parent or indirect parent thereof. Holdings shall not, directly or indirectly, effect any Disposition of any Equity Interests or Equity Rights of Borrower other than the pledge thereof pursuant to the Security Agreement. No Company shall effect the Disposition of any Equity Interests of any Subsidiary unless (i) all Equity Interests owned by such Company are sold pursuant thereto in accordance with the Credit Documents, upon which sale the Guarantee of such Subsidiary shall be automatically deemed to be released, or (ii) an Investment in an amount equal to the fair market value of the remaining Equity Interests owned by such Company in such Subsidiary after giving effect to such Disposition would have been permitted to be made at such time pursuant to Section 9.09 (at the time of such sale an Investment shall be deemed made in such Subsidiary in an amount equal to the fair market value of such Equity Interests).

                  9.25. LIMITATION ON PAYMENTS OR PREPAYMENTS OF INDEBTEDNESS OR THE MEZZANINE SECURITIES OR MODIFICATION OF DEBT DOCUMENTS. No Company shall, directly or indirectly:

                  (a) make any payment or prepayment (optional or otherwise) on or redemption of or any payments in redemption, defeasance or repurchase of any Senior Subordinated Notes, Subordinated Debt or Mezzanine Securities (whether in cash, securities or other Property) except (1) regularly scheduled mandatory payments of interest, but only to the extent permitted under Section 9.10 and the subordination provisions, if any, applicable thereto, (2) any Permitted Refinancing effected in accordance with this Agreement, (3) with respect to the Mezzanine Securities, the payment of the AHYDO Amounts as contemplated by the Dividend Payments permitted by Section 9.10(d), (4) the conversion or exchange of any Indebtedness into shares of common Equity Interests of Holdings and (5) Dividend Payments permitted by Section 9.10(e); or

                  (b) amend, supplement, waive or otherwise modify any of the provisions of the Senior Subordinated Notes Indenture or the Senior Subordinated Notes or any Subordinated Debt or the Mezzanine Securities Documents (or any Permitted Refinancing of any thereof):

                            (i) which shortens the fixed maturity, or increases
                  the rate or shortens the time of payment of interest on, or increases the amount or shortens the time of payment of any principal or premium payable whether at maturity, at a date fixed for prepayment or by acceleration or otherwise of such Indebtedness, or increases the amount of, or accelerates the time of payment of, any fees payable in connection therewith or alters the right of the issuer of the Mezzanine Securities to pay interest in kind on the Mezzanine Securities;

                           (ii) which relates to the affirmative or negative
                  covenants, events of default, redemption or repurchase provisions, or remedies under the documents or instruments evidencing any such Indebtedness and the effect of which is to subject any Company to any more onerous or more restrictive provisions taken as a whole; or

                          (iii) which otherwise materially adversely affects the
                  interests of the Lenders as senior creditors or the interests of the Lenders under this Agreement or any other Credit Document in any respect.

                  9.26. CASUALTY AND CONDEMNATION. Each Obligor will furnish to the Administrative Agent and the Lenders prompt written notice of any casualty or other insured damage to any material portion of the Collateral or the commencement of any action or proceeding for the taking of any material portion of the Collateral or any part thereof or interest therein under power of eminent domain or by condemnation or similar proceeding.

                  9.27. TAX SHARING ARRANGEMENTS. No Company shall enter into or permit to exist any amendment to the Tax Sharing Agreement or any other tax sharing agreement or similar arrangement unless the same shall have been reviewed by, and consented to, by the Lead Arranger and the Majority Lenders.

                  9.28. POST CLOSING OBLIGATIONS. Borrower will, and will cause each Subsidiary to, as expeditiously as possible but in no event later than 180 days after the Amendment and Restatement Date:

                  (a) obtain and deliver to the Administrative Agent and counsel to the Administrative Agent updated title insurance commitments and endorsements to the title policies (or where such endorsements are not available opinions of special counsel or other professionals reasonably acceptable to the Administrative
         Agent), as appropriate, with respect to the Real Property described on SCHEDULE 7.02(xv) which shall be in form and substance satisfactory to the Administrative Agent and shall omit from such title insurance commitments or title policies, as the case may be, any and all exceptions which the Administrative Agent deems reasonably necessary;

                  (b) obtain and deliver to the Administrative Agent evidence of the completion of all recordings and filings of, or with respect to, the Security Documents and deliver such other security and other documents as may be necessary or, in the reasonable opinion of the Administrative Agent, desirable to perfect the Liens created, or purported or intended to be created, by the Security Documents;

                  (c) obtain and deliver to the Administrative Agent each of the documents listed on ANNEX B attached hereto with respect to the Ellison Properties identified as property numbers one and two on SCHEDULE 9.28(c) attached hereto;

                  (d) obtain and deliver to the Administrative Agent and counsel to the Administrative Agent UCC, judgment and tax lien searches (at the state and local levels) conducted against Ellison Extrusion and Ellison W&D and each of their respective subsidiaries in each of the jurisdictions listed on Annex B to the joinder agreement dated as of the date hereof, executed by Ellison Extrusion and delivered pursuant to SECTION 22 of the Security Agreement. Borrower will, and will cause each Subsidiary to, obtain all releases of liens or judgments that are not permitted under the Credit Documents or that Administrative Agent shall reasonably request be removed or released;

                  (e) obtain and deliver to the Administrative Agent and counsel to the Administrative Agent updated UCC, judgment and tax lien searches with respect to the UCC, judgment and tax lien searches delivered to the Administrative Agent on the Original Closing Date and updates to any UCC, judgment and tax lien searches, if any, delivered to Administrative Agent subsequent to the Original Closing Date; and

                  (f) obtain, with respect to each Ellison Property, a landlord lien waiver, access agreement and consent substantially in the form of EXHIBIT Q or in a form otherwise satisfactory to the Administrative Agent; and

                  (g) obtain and deliver to the Administrative Agent and counsel to the Administrative Agent good standing certificates for those Subsidiaries listed on SCHEDULE 9.28(g) attached hereto for those jurisdictions listed on such schedule where such Subsidiaries are qualified to do business.

                  Section 10. EVENTS OF DEFAULT. If one or more of the following events (herein called "EVENTS OF DEFAULT") shall occur and be continuing:

                  (a) (i) Borrower shall default in the payment when due (whether at stated maturity upon prepayment or repayment or acceleration or otherwise) of any principal of any Loan or Reimbursement Obligation, or (ii) Borrower shall default in the payment when due of interest on any Loan or any Reimbursement Obligation or any fee or any other amount payable by it hereunder or under any other Credit Document when due and such default under this clause (ii) shall have continued unremedied for three or more Business Days; or

                  (b) Any Company shall default in the payment when due of any principal of or interest on any of its Indebtedness (other than the Loans) aggregating $3.5 million or more, beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created, after giving effect to any consents or waivers relating thereto obtained before the expiration of any such period of grace; or any event specified in any note, agreement, indenture or other document evidencing or relating to any Indebtedness aggregating $3.5 million or more if the effect of such event (after giving effect to any consents or waivers relating thereto obtained before the expiration of any such period of grace) is to cause, or (with the giving of any notice or the lapse of time or both) to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, such Indebtedness to become due, or to be prepaid in full (whether by redemption, purchase, offer to purchase or otherwise), prior to its stated maturity; PROVIDED, HOWEVER, that the $3.5 million threshold in this paragraph (b) shall be increased to $5.0 million so long as no Company has outstanding any Indebtedness that would permit any holder thereof to declare such Indebtedness due and payable prior to its stated maturity upon the occurrence of a default or event of default with respect to any one or more issues of other Indebtedness of any Company aggregating $6.0 million or less; or

                  (c) Any representation or warranty made or deemed made in any Credit Document (or in any modification or supplement thereto) by any Obligor or in any certificate furnished to any Creditor pursuant to the provisions thereof, shall prove to have been false or misleading as of the time made, deemed made or furnished in any material respect; or

                  (d) Any Obligor shall default in the performance of any of its obligations under any of Sections 9.01(f), 9.05 through 9.13, 9.15 through 9.25 and 9.27 and 9.28; or any Obligor shall default in the performance of any of its obligations under Section 5.02 of the Security Agreement; or Borrower shall default in the performance of its obligations under Section 9.01(e) or (k) and such default shall continue unremedied for five Business Days; or any Obligor shall default in the performance of any of its other obligations in this Agreement, the Security Documents or the Letter of Credit Documents and such default shall continue unremedied for a period of thirty days after written notice thereof to such Obligor or Borrower by the Administrative Agent or any Lender; or

                  (e) Any Company shall not, or shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due; or

                  (f) Any Company shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its Property, (ii) make a general assignment for the benefit of its creditors, (iii) commence or consent to any Insolvency Proceeding, (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or readjustment of debts, (v) fail to controvert within 60 days or in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary Insolvency Proceeding, or (vi) take any corporate action for the purpose of effecting any of the foregoing; or

                  (g) (i) Any Insolvency Proceeding is commenced or filed against any Company, or any writ, judgment, warrant of attachment, execution or similar process is issued or levied against any Company, and either (1) such proceeding or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded, within 60 days after commencement, filing or levy or (2) such proceeding shall not be actively contested by such Company; (ii) any Company admits the material allegations of a petition against it in any Insolvency Proceeding, or an order for relief (or similar order under non-U.S.
         law) is ordered in any Insolvency Proceeding; (iii) any Company acquiesces in the appointment of a receiver, receiver and manager, trustee, custodian, conservator, liquidator, mortgagee in possession (or agent therefor), or other similar person for itself or a substantial portion of its Property or business; or (iv) an order of relief against any Company shall be entered in any involuntary Insolvency Proceeding; or

                  (h) A final judgment or judgments for the payment of money in excess of $3.5 million in the aggregate (exclusive of judgment amounts to the extent covered by insurance) shall be rendered by one or more courts, administrative tribunals or other bodies having jurisdiction against any Company and the same shall not be discharged (or provision shall not be made for such discharge), vacated or bonded pending appeal, or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof and such Company shall not, within said period of 60 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; PROVIDED, HOWEVER, that the $3.5 million threshold in this paragraph (h) shall be increased to $5.0 million so long as no Company has outstanding any Indebtedness that would permit any holder thereof to declare such Indebtedness due and payable prior to its stated maturity upon the occurrence of any judgment rendered by one or more courts, administrative tribunals or bodies having jurisdiction against any Company for the payment of money of $6.0 million or less in the aggregate; or

                  (i) An ERISA Event or noncompliance with respect to foreign plans shall have occurred that, when taken together with all other ERISA Events and noncompliance with respect to foreign plans that have occurred, is reasonably likely to result in liability of any Company in an aggregate amount exceeding $5.0 million; or

                  (j)  Any Change of Control shall occur; or

                  (k) Any Security Document after delivery thereof by any Obligor at any time shall cease to be in full force and effect or shall for any reason fail to create or cease to maintain a valid and duly perfected first priority security interest in and Lien upon (subject to Prior Liens and other Liens expressly permitted by the terms of the applicable Security Document) any material portion of the Collateral; or

                  (l) Any Guarantee ceases to be in full force and effect or any of the Guarantors repudiates or attempts to repudiate, any of its obligations under any of the Guarantees; or

                  (m) Any Credit Document or any material provision thereof shall at any time and for any reason be declared by a court of competent jurisdiction to be null and void, or a Proceeding shall be commenced by any Obligor, or by any Governmental Authority, seeking to establish the invalidity or unenforceability thereof (exclusive of questions of interpretation of any provision thereof), or any Obligor shall repudiate or deny that it has any liability or obligation for the payment of principal or interest or other obligations purported to be created under any Credit Document; or

                  (n) Any non-monetary judgment, order or decree is entered against any Company which is reasonably likely to have a Material Adverse Effect, and there shall be any period of 60 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

                  (o) The subordination provisions relating to the Senior Subordinated Notes or any other Subordinated Debt (the "SUBORDINATION PROVISIONS") shall fail in any material respect to be enforceable by the Lenders (which have not effectively waived the benefits thereof) in accordance with the terms thereof, or any Obligation shall fail to constitute Senior Debt (as defined in any Subordinated Debt), or any Obligor shall, directly or indirectly, disavow or contest in any manner any of the Subordination Provisions;

THEREUPON: (1) in the case of an Event of Default other than one referred to in clause (f) or (g) with respect to Borrower of this Section 10, the Administrative Agent may, and upon written direction of the Majority Lenders shall, by notice to Borrower, terminate the Commitments and/or declare the principal amount then outstanding of, and the accrued interest on, the Loans, the Reimbursement Obligations and all other amounts payable by Borrower hereunder and under the Notes (including any amounts payable under Section 5.05 or 5.06) to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by Borrower, reduce any claim to judgment, take any other action permitted by law and/or take any action permitted to be taken by the Security Documents during the existence of an Event of Default; and (2) in the case of the occurrence of an Event of Default referred to in clause (f) or (g) of this Section 10 with respect to Borrower, the Commitments shall automatically be terminated and the principal amount then outstanding of, and the accrued interest on, the Loans, the Reimbursement Obligations and all other amounts payable by Borrower hereunder and under the Notes (including any amounts payable under Section 5.05 or 5.06) shall automatically become immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by Borrower.

                  In addition, Borrower agrees, upon the occurrence and during the continuance of any Event of Default if the Administrative Agent has declared the principal amount then outstanding of, and accrued interest on, the Revolving Credit Loans, and all other amounts payable to the Revolving Credit Lenders hereunder and under the Notes evidencing such Loans to be due and payable, it may and shall, if requested by the Majority Revolving Credit Lenders through the Administrative Agent (and, in the case of any Event of Default referred to in clause (f) or (g) of this Section 10 with respect to Borrower, forthwith, without any demand or the taking of any other action by the Administrative Agent or such Lenders) provide cover for the Letter of Credit Liabilities by paying to the Administrative Agent immediately available funds in an amount equal to the then aggregate undrawn face amount of all Letters of Credit, which funds shall be held by the Administrative Agent in the Collateral Account as collateral security in the first instance for the Letter of Credit Liabilities and be subject to withdrawal only as provided in the Security Agreement.

                  Section 11.  THE AGENTS.

                  11.01. GENERAL PROVISIONS. Each of the Lenders and the Issuing Lender hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof and the Security Documents, together with such actions and powers as are reasonably incidental thereto. The Administrative Agent agrees to give promptly to each Lender a copy of each notice or other document received by it pursuant to any Credit Document (other than any that are required to be delivered to the Lenders by any Credit Party).

                  The Lender or other financial institution serving as any Agent or Issuing Lender hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not such Agent or Issuing Lender, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with any Company or other Affiliate thereof as if it were not such Agent or Issuing Lender hereunder.

                  No Agent or Issuing Lender shall have any duties or obligations except those expressly set forth herein. Without limiting the generality of the foregoing, (a) no Agent or Issuing Lender shall be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) no Agent or Issuing Lender shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that such Agent or Issuing Lender is required to exercise in writing by the Majority Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 12.04), and (c) except as expressly set forth herein, no Agent or Issuing Lender shall have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Company that is communicated to or obtained by the financial institution serving as such Agent or Issuing Lender or any of its Affiliates in any capacity. No Agent or Issuing Lender shall be liable for any action taken or not taken by it with the consent or at the request of the

Majority Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 12.04) or in the absence of its own gross negligence or willful misconduct. No Agent shall be deemed to have knowledge of any Default or Event of Default unless and until written notice thereof is given to the Administrative Agent and such Agent by Borrower or a Lender, and no Agent or Issuing Lender shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Credit Document, (ii) the contents of any certificate, report or other document delivered hereunder or under any other Credit Document or in connection herewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement or any other Credit Document or any other agreement, instrument or document, or
(v) the satisfaction of any condition set forth in Section 7 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to such Agent.

                  Each Agent and Issuing Lender shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. Each Agent and Issuing Lender also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. Each Agent and Issuing Lender may consult with legal counsel (who may be counsel for Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. Each Agent and Issuing Lender may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with such Agent or Issuing Lender. Each Agent and Issuing Lender shall be fully justified in failing or refusing to take any action under this Agreement or any other Credit Document unless it shall first receive such advice or concurrence of the Majority Lenders (or, if so specified by this Agreement, all Lenders) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action (it being understood that this provision shall not release the Administrative Agent from performing any action with respect to Borrower expressly required to be performed by it pursuant to the terms hereof) under this Agreement. Each Agent and Issuing Lender shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Credit Documents in accordance with a request of the Majority Lenders (or, if so specified by this Agreement, all Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.

                  Each Agent and Issuing Lender may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by such Agent or Issuing Lender and reasonably acceptable to Borrower. Each Agent, Issuing Lender and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Affiliates, directors, officers, employees, agents and advisors ("RELATED PARTIES"). The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of each Agent and Issuing Lender and any such sub-agent, and shall apply to their respective activities in con-

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                                       -119-


nection with the syndication of the credit facilities provided for herein as well as activities of such Agent or Issuing Lender.

                  Subject to the appointment and acceptance of a successor Agent as provided in this paragraph, any Agent may resign at any time by notifying the Lenders, the Issuing Lender (with respect to the Administrative Agent only) and Borrower. Upon any such resignation, the Majority Lenders shall have the right to appoint a successor which, so long as no Event of Default is continuing, shall be reasonably acceptable to Borrower. If no successor shall have been so appointed by the Majority Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may, on behalf of the Lenders and the Issuing Lender, appoint a successor Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank which, so long as no Event of Default is continuing, shall be reasonably acceptable to Borrower. Upon the acceptance of its appointment as Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. The fees payable by Borrower to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between Borrower and such successor. After the Agent's resignation hereunder, the provisions of this Section 11 shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as such Agent.

                  Each Lender acknowledges that it has, independently and without reliance upon any Agent, Issuing Lender or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon any Agent, Issuing Lender or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any related agreement or any document furnished hereunder or thereunder. No Agent or Issuing Lender shall be deemed a trustee or other fiduciary on behalf of any party.

                  11.02. INDEMNIFICATION. Each Lender agrees to indemnify and hold harmless each Agent and the Issuing Lender (to the extent not reimbursed under Section 12.03, but without limiting the obligations of Borrower under
Section 12.03), ratably in accordance with the aggregate principal amount of the respective Commitments of and/or Loans and Reimbursement Obligations held by the Lenders (or, if all of the Commitments shall have been terminated or expired, ratably in accordance with the aggregate outstanding amount of the Loans and Reimbursement Obligations held by the Lenders), for any and all liabilities (including, without limitation, pursuant to any Environmental
Law), obligations, losses, damages, fines, penalties, actions, judgments, deficiencies, suits, costs, expenses (including reasonable attorneys' and experts' fees) or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against such Agent or Issuing Lender (including by any Lender) arising out of or by reason of any investigation in or in any way relating to or arising out of any Credit Document or any other documents contemplated by or referred to therein for any action taken or omitted to be taken by such Agent or Issuing Lender under or in respect of any of the Credit Documents or other such documents or the transactions contemplated thereby (including the

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                                       -120-


costs and expenses that Borrower is obligated to pay under Section 12.03, but excluding, unless a Default has occurred and is continuing, normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or of any such other documents; PROVIDED, HOWEVER, that no Lender shall be liable for any of the foregoing to the extent they are determined by a court of competent jurisdiction in a final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of the party to be indemnified. The agreements set forth in this Section 11.02 shall survive the payment of all Loans and other obligations hereunder and shall be in addition to and not in lieu of any other indemnification agreements contained in any other Credit Document.

                  11.03. CONSENTS UNDER OTHER CREDIT DOCUMENTS. Except as otherwise provided in this Agreement and the other Credit Documents, the Administrative Agent may, with the prior consent of the Majority Lenders (but not otherwise), consent to any modification, supplement or waiver under any of the other Credit Documents.

                  11.04. COLLATERAL SUB-AGENTS. Each Lender by its execution and delivery of this Agreement agrees, as contemplated by Section 4.03 of the Security Agreement, that, in the event it shall hold any Permitted Investments referred to therein, such Permitted Investments shall be held in the name and under the control of such Lender, and such Lender shall hold such Permitted Investments as a collateral sub-agent for the Administrative Agent thereunder. Borrower by its execution and delivery of this Agreement hereby consents to the foregoing.

                  11.05. ASSISTANCE BY LENDERS. Each of the Lenders shall provide full assistance and cooperation to the Administrative Agent and each Lender hereby grants express and exclusive foreclosing and mortgage enforcement authority to the Administrative Agent with respect to the Collateral.

                  Section 12.  MISCELLANEOUS.

                  12.01. WAIVER. No failure on the part of any Creditor to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under any Credit Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

                  12.02. NOTICES. All notices, requests and other communications provided for herein and under the Security Documents (including any modifications of, or waivers, requests or consents under, this Agreement) shall be given or made in writing (including by facsimile) delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof (or as to any Guarantor, as so specified for Borrower) or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by facsimile or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or

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                                       -121-


addressed as aforesaid. Any Notice of Borrowing or Notice of Continuation/Conversion shall be deemed to have been received when actually received.

                  12.03. EXPENSES, INDEMNIFICATION, ETC. (a) The Obligors, jointly and severally, agree to pay or reimburse:

                  (i) the Issuing Lender, the Lead Arranger and the Administrative Agent for all of their reasonable out-of-pocket costs and expenses (including the reasonable fees and expenses of one legal counsel and one legal counsel in each applicable locality) in connection with (1) the negotiation, preparation, execution and delivery of the Credit Documents, including this Agreement as amended and restated on the Amendment and Restatement Date and the extension of credit hereunder, (2) the negotiation or preparation of any modification, supplement or waiver of any of the terms of any Credit Document (whether or not consummated or effective) and (3) the syndication of the Loans and Commitments;

                 (ii) each of the Lenders, the Issuing Lender and the Administrative Agent for all reasonable out-of-pocket costs and expenses of the Lenders, the Issuing Lender and the Administrative Agent (including the reasonable fees and expenses of legal counsel) in connection with (1) any enforcement or collection proceedings resulting from any Default, including all manner of participation in or other involvement with (x) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, (y) judicial or regulatory proceedings and (z) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated), (2) the enforcement of this
         Section 12.03 and (3) any documentary taxes; and

                (iii) the Administrative Agent for all reasonable costs, expenses, taxes, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any security interest contemplated by any Credit Document or any other document referred to therein.

                  (b) The Obligors, jointly and severally, hereby agree to indemnify each Creditor and their respective Affiliates, directors, trustees, officers, employees and agents (each, an "INDEMNITEE") from, and hold each of them harmless against, and that no Indemnitee will have any liability for, any and all Losses incurred by any of them (including any and all Losses incurred by the Administrative Agent, the Lead Arranger or the Issuing Lender to any Lender, whether or not any Creditor is a party thereto) directly or indirectly arising out of or by reason of or relating to the negotiation, execution, delivery, performance, administration or enforcement of any Credit Document, any of the transactions contemplated by the Credit Documents, any breach by any Obligor of any representation, warranty, covenant or other agreement contained in any of the Credit Documents in connection with any of the Transactions, the use or proposed use of any of the Loans or Letters of Credit, the issuance of or performance under any Letter of Credit or the use of any collateral security for the Loans (including the exercise by any Creditor of the rights and remedies or any power of attorney with respect thereto and any action or inaction in respect thereof), but excluding (i) any such Losses to the extent finally determined by a court of competent jurisdiction in a final and nonappealable judgment to have arisen primarily from the gross negligence or bad faith of the Indemnitee and (ii) claims among the Agents and the Lenders other than to the extent arising out of or as a result of any direct or indirect act or omission of any Obligor or any Affiliate, director, officer, employee or agent thereof.

                  Without limiting the generality of the foregoing, the Obligors, jointly and severally, will indemnify each Creditor and each other Indemnitee from, and hold each Creditor and each other Indemnitee harmless against, any Losses described in the preceding sentence arising under any Environmental Law as a result of (A) the past, present or future operations of any Company (or any predecessor in interest to any Company), (B) the past, present or future condition of any site or facility owned, operated, leased or used at any time by any Company (or any such predecessor in interest), or
(C) any Release or threatened Release of any Hazardous Materials at, on, under or from any such site or facility, including any such Release or threatened Release that shall occur during any period when any Creditor shall be in possession of any such site or facility following the exercise by such Creditor of any of its rights and remedies hereunder or under any of the Security Documents (except to the extent such release or threatened release is caused by the actions of such Creditor); PROVIDED, HOWEVER, that the indemnity hereunder shall be subject to the exclusions from indemnification set forth in the preceding paragraph.

                  To the extent that the undertaking to indemnify and hold harmless set forth in this Section 12.03 or any other provision of any Credit Document providing for indemnification is unenforceable because it is violative of any law or public policy or otherwise, the Obligors, jointly and severally, shall contribute the maximum portion that each of them is permitted to pay and satisfy under applicable law to the payment and satisfaction of all indemnified liabilities incurred by any of the Persons indemnified hereunder.

                  The Obligors also agree that no Indemnitee shall have any liability (whether direct or indirect, in contract or tort or otherwise) for any Losses to any Obligor or any Obligor's security holders or creditors resulting from, arising out of, in any way related to or by reason of any matter referred to in any indemnification or expense reimbursement provisions set forth in this Agreement or any other Credit Document, except to the extent that any Loss is determined by a court of competent jurisdiction in a final nonappealable judgment to have resulted primarily from the gross negligence or bad faith of such Indemnitee.

                  The Obligors agree that, without the prior written consent of the Administrative Agent, the Lead Arranger and the Majority Lenders which consent shall not be unreasonably withheld, no Obligor will settle, compromise or consent to the entry of any judgment in any pending or threatened Proceeding in respect of which indemnification is reasonably likely to be sought under the indemnification provisions of this Section
12.03 (whether or not any Indemnitee is an actual or potential party to such Proceeding), unless such settlement, compromise or consent includes an unconditional written release of each Indemnitee from all liability arising out of such Proceeding and does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any Indemnitee and does not involve any payment of money or other value by any Indemnitee or any injunctive relief or factual findings or stipulations binding on any Indemnitee.

                  12.04. AMENDMENTS, ETC. (i) No provision of any Credit Document may be amended, modified or supplemented except by an instrument in writing signed by the Obligors party thereto and the Majority Lenders, or by the Obligors party thereto and the Administrative Agent acting with the written consent of the Majority Lenders, and no provision of any Credit Document may be waived except by an instrument in writing signed by the Obligors party thereto and the Majority Lenders, or by the Obligors party thereto and the Administrative Agent acting with the written consent of the Majority Lenders; PROVIDED, HOWEVER, that:

                  (a) no amendment or waiver shall, unless by an instrument signed by all of the Lenders or by the Administrative Agent acting with the written consent of each Lender (with Obligations directly affected in the case of clauses (I), (II) or (IV) (it being understood that the consent of no other Lender or Agent is needed in each such case)): (I) extend the scheduled final maturity of any Loan or Note, or extend the stated expiration date of any Letter of Credit beyond the Revolving Credit Commitment Termination Date, or reduce the rate of interest (other than any waiver of any increase in the interest rate applicable to any of the Loans pursuant to clause (b) of Section 3.02) or fees thereon, or extend the time of payment of interest or fees thereon (other than in connection with the extension of any scheduled payment hereunder otherwise permitted hereby), or reduce the principal amount thereof, or make any change to the definition of Applicable Margin or Applicable Revolving Credit Fee Percentage, (II) extend the final maturity of any of the Commitments (or reinstate any Commitment terminated pursuant to Section 10), (III) change the currency in which any Obligation is payable, (IV) amend the terms of this Section 12.04 or Section 4.07, 5 or 11.03, (V) reduce the percentages specified in the definition of the term "Majority Lenders" or "Supermajority Lenders" or amend any provision of any Credit Document requiring the consent of all the Lenders or reduce any other percentage of the Lenders required to make any determinations or waive any rights hereunder or to modify any provision hereof (it being understood that, with the consent of the Majority Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Majority Lenders and Supermajority Lenders without notice to or consent of any other Lender or Agent on substantially the same basis as the Commitments (and related extensions of credit) are included on the Closing Date), (VI) release any Guarantor from its obligations under
         Section 6 (unless permitted by this Agreement), (VII) consent to the assignment or transfer by any Obligor of any of its rights and obligations under any Credit Document, (VIII) release all or substantially all the Collateral or terminate the Lien under any Credit Document in respect of all or substantially all the Collateral (except as permitted by the Credit Documents) or agree to additional obligations (other than the Obligations and other extensions of credit under this Agreement consented to by the Majority Lenders) being secured by the Collateral, (IX) waive the requirement that nine and twelve month LIBOR Interest Periods require the consent of all Lenders or (X) amend Section 12.03 or any other indemnification and expense reimbursement provision set forth in any Credit Document (it being understood that any prepayment required by Section 2.10(a) (and any corresponding reduction of the Revolving Credit Commitments), other than pursuant to Section 2.10(a)(v), may be waived or amended by the Majority Lenders);

                  (b) no such amendment, modification, supplement or waiver shall increase the Commitments of any Lender over the amount thereof then in effect without the consent of such Lender (it being understood that amendments, modifications or waivers of conditions precedent, covenants, Defaults or Events of Default shall not constitute an increase of the Commitment of any Lender);

                  (c) any modification or supplement of or waiver with respect to Section 11 which affects any Agent in their respective capacities as such shall require the consent of such Agent;

                  (d) no consent of any Lender need be obtained, and the Administrative Agent is hereby authorized, to release any Lien securing the Obligations on Property which is the subject of any Disposition permitted by the Credit Documents and to release any Guarantee of a Subsidiary upon the sale of all of the Equity Interests of such Subsidiary in accordance with the Credit Documents;

                  (e) subject to clause (a)(I) above of this proviso to this
         Section 12.04(i), the consent of the Majority Tranche A Term Loan Lenders, if the Tranche A Term Loans are directly affected, or the Majority Tranche B Term Loan Lenders, if the Tranche B Term Loans are directly affected, or the Majority Tranche C Term Loan Lenders, if the Tranche C Term Loans are directly affected, shall be required with respect to any extension of any scheduled Amortization Payment or any reduction in the amount of any scheduled Amortization Payment or any change to Section 3.01(b) (it being understood that, subject to clause
         (f) below of this Section 12.04, any prepayment required by Section
         2.10 (and any corresponding reduction of the Revolving Credit Commitments), other than pursuant to Section 2.10(a)(v), may be modified, supplemented or waived by the Majority Lenders);

                  (f) no modification, supplement or waiver shall, unless by an instrument signed by the Supermajority Lenders of the Affected Class or by the Administrative Agent acting with the written consent of the Supermajority Lenders of the Affected Class, change the timing of the receipt or the application of mandatory prepayments hereunder as among the Tranche A Term Loans, the Tranche B Term Loans and the Tranche C Term Loans or the order in which any such prepayment is applied to the Tranche A Term Loans, the Tranche B Term Loans and Tranche C Term Loans (although any required prepayment set forth in Section 2.10 (and any corresponding reduction of the Revolving Credit Commitments), other than pursuant to Section 2.10(a)(v), may otherwise be modified, supplemented or waived by the Majority Lenders);

                  (g) no reduction of the percentage specified in the definition of "Majority Revolving Credit Lenders," "Majority Tranche A Term Loan Lenders," "Majority Tranche B Term Loan Lenders" or "Majority Tranche C Term Loan Lenders" shall be made without the consent of each Revolving Credit Lender, each Tranche A Term Loan Lender, each Tranche B Term Loan Lender or each Tranche C Term Loan Lender, respectively (it being understood that, only the Class of such Loan to which such definition relates need consent to any such reduction and that with the consent of the Majority Lenders, other additional extensions of credit pursuant to this Agreement may be included in any such definition without notice to or consent of any other Lender or Agent on substantially the same terms as the Commitments (and related extensions of credit) are included on the Amendment and Restatement Date);

                  (h) no reduction of the percentage specified in the definition of "Supermajority Lenders of the Affected Class" shall be made without the consent of each Term Loan Lender (it being understood that, with the consent of the Majority Lenders, additional extensions of credit pursuant to this Agreement may be included in either such definition without notice to or consent of any other Lender or Agent on substantially the same terms as the Commitments (and related extensions of credit) are included on the Amendment and Restatement Date);

                  (i) no amendment or waiver shall make any change to Section 2.01(f) or the definitions of "Swing Loan Commitment," "Swing Loan Maturity Date" or "Swing Loans" or the Swing Loan Note without the consent of the Swing Loan Lender;

                  (j) no amendment or waiver shall affect the rights or duties of the Issuing Lender in its capacity as such or alter the obligation of any Revolving Credit Lender pursuant to Section 2.03(e) or 2.03(f) without the consent of the Issuing Lender;

                  (k) no consent of any Lender need be obtained to effect any amendment of any Credit Document necessary to comply with Section 9.12 or Section 9.20;

                  (l) no modification or waiver may be made to Section 2.10(a)(v) or the timing of any prepayment required thereunder or to the definition of "Excess Cash Flow" or any definition used therein (solely in the context used therein but not in any other context) may be made without the consent of the Supermajority Lenders;

                  (m)  [Reserved]; and

                  (n) no amendment, modification, supplement or waiver may be made to any condition precedent to any extension of credit under the Revolving Credit Facility set forth in Section 7.02 without the written consent of the Majority Revolving Credit Lenders, it being understood that no amendment to or waiver of any representation or warranty or any covenant contained in this Agreement or any other Credit Document, or of any Default, shall be deemed to be effective for purposes of determining whether the conditions precedent set forth in Section 7.02 to the making of any extension of credit under the Revolving Credit Loans have been satisfied unless the Majority Revolving Credit Lenders shall have consented to such amendment or waiver.

                  (ii) If, in connection with any proposed change, waiver, discharge or termination to any of the provisions of this Agreement as contemplated by Section 12.04(i)(a) (other than clause (I) of such section), the consent of the Majority Lenders is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained, then Borrower shall have the right to replace each such non-consenting Lender or Lenders (so long as all non-consenting Lenders are so replaced) with one or more Replacement Lenders pursuant to Section 2.11 so long as at the time of such replacement each such Replacement Lender consents to the proposed change, waiver, discharge or termination; PROVIDED, HOWEVER, that Borrower shall not have the right to replace a Lender solely as a result of the exercise of such Lender's rights (and the withholding of any required consent by such Lender) pursuant to clause (I) of Section 12.04(i)(a).

                  12.05. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                  12.06. ASSIGNMENTS AND PARTICIPATIONS. (a) No Obligor may assign its respective rights or obligations hereunder or under the Notes or any other Credit Document without the prior written consent of all of the Lenders.

                  (b) Each Lender may assign to any Eligible Person any of its Loans, its Notes, its Letter of Credit Interests and its Commitments (but only with the consent (which shall not be unreasonably withheld, delayed or conditioned) of Borrower, the Lead Arranger and the Administrative Agent and, in the case of the Revolving Credit Commitments, the Issuing Lender); PROVIDED, HOWEVER, that (i) no such consent by Borrower, the Issuing Lender, the Lead Arranger or the Administrative Agent shall be required in the case of any assignment to another Lender or any Lender's Affiliate or an Approved Fund of any Lender (in which case, the assignee and assignor Lenders shall give notice of the assignment to the Lead Arranger and the Administrative Agent);
(ii) no consent of Borrower need be obtained if any Event of Default shall have occurred and be continuing or if determined by the Lead Arranger (in consultation with Borrower) to achieve a successful primary syndication; (iii) each assignment, other than to a Lender or any Lender's Affiliate or an Approved Fund of any Lender and other than any assignment effected by Merrill Lynch Capital Corporation or any of its Affiliates in connection with the syndication of the Commitments and/or Loans or otherwise, shall be in an aggregate amount at least equal to $1.0 million unless the assigning Lender's exposure is reduced to $0 or unless Borrower and the Lead Arranger otherwise agree; and (iv) in no event may any such assignment be made to any Obligor or any of its Affiliates without consent of all Lenders. Any assignment of a Loan shall be effective only upon appropriate entries with respect thereto being made in the Register (and each Note shall expressly so provide). Any assignment or transfer of a Loan shall be registered on the Register only upon surrender for registration of assignment or transfer of the Note evidencing such Loan (if a Note was issued in respect thereof), accompanied by an instrument in writing substantially in the form of EXHIBIT H, and upon consent thereto by Borrower, the Lead Arranger, the Administrative Agent and the Issuing Lender to the extent required above (none of which consents to be unreasonably withheld), one or more new Notes (if requested by the new Lender) in the same aggregate principal amount shall be issued to the designated assignee and the old Notes shall be returned by the Administrative Agent to Borrower marked "cancelled". Upon execution and delivery by the assignee to Borrower, the Lead Arranger and the Administrative Agent of an instrument in writing substantially in the form of EXHIBIT H, and upon consent thereto by Borrower, the Lead Arranger, the Administrative Agent and the Issuing Lender to the extent required above (none of which consents to be unreasonably withheld), and in the case of a Loan, upon appropriate entries being made in the Register the assignee shall have, to the extent of such assignment (unless otherwise provided in such assignment with the consent of the Administrative Agent), the obligations, rights and benefits of a Lender hereunder holding the Commitment(s), Loans (or portions thereof) and Letter of Credit Inter-ests assigned to it (in addition to the Commitment(s), Letter of Credit Interests and Loans, if any, theretofore held by such assignee) and the assigning Lender shall, to the extent of such assignment, be released from the Commitment(s) (or portion(s) thereof) so assigned. Upon any such assignment (other than to a Lender or any Affiliate of a Lender or any Approved Fund and other than any assignment by Merrill Lynch Capital Corporation or any of its Affiliates) the assignee Lender shall pay a fee of $3,500 to the Administrative Agent. Upon any such assignment, certain rights and obligations of the assigning Lender shall survive as set forth in Section 12.07. Each assignment shall be made pursuant to an agreement substantially in the form of EXHIBIT N. At the time of each assignment pursuant to this Section 12.06(b) to any Eligible Person that is not already a Lender hereunder, the respective assignee Lender shall provide to Borrower and the Administrative Agent the appropriate Internal Revenue Service forms (and, if applicable, a Section 5.06 Certificate) described in Section 5.06(b).

                  (c) A Lender may sell or agree to sell to one or more other Eligible Persons a participation in all or any part of any Loans and Letter of Credit Interests held by it, or in its Commitments, in which event each purchaser of a participation (a "PARTICIPANT") shall be entitled to the rights and benefits of the provisions of Section 5 (PROVIDED, HOWEVER, that no Participant shall be entitled to receive any greater amount pursuant to
Section 5 than the transferor Lender would have been entitled to receive in respect of the participation effected by such transferor Lender had no participation occurred) with respect to its participation in such Loans, Letter of Credit Interests and Commitments as if such Participant were a "Lender" for purposes of said Section, but, except as otherwise provided in
Section 4.07(c), shall not have any other rights or benefits under this Agreement or any Note or any other Credit Document (the Participant's rights against such Lender in respect of such participation to be those set forth in the agreements executed by such Lender in favor of the Participant). All amounts payable by Borrower to any Lender under Section 5 in respect of Loans, Letter of Credit Interests and its Commitments shall be no greater than the amount that would have applied if such Lender had not sold or agreed to sell any participation in such Loans, Letter of Credit Interests and Commitments, and as if such Lender were funding each of such Loan, Letter of Credit Interests and Commitments in the same way that it is funding the portion of such Loan, Letter of Credit Interests and Commitments in which no participations have been sold. In no event shall a Lender that sells a participation agree with the Participant to take or refrain from taking any action hereunder or under any other Credit Document, except that such Lender may agree with the Participant that it will not, without the consent of the Participant, agree to any modification or amendment set forth in subclauses
(I), (II), (III) or (VIII) of clause (a) of the proviso to Section 12.04(i).

                  (d) In addition to the assignments and participations permitted under the foregoing provisions of this Section 12.06, any Lender may assign and pledge all or any portion of its Loans and its Notes to any United States Federal Reserve Bank as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank and, in the case of a Lender that is an investment fund, any such Lender may assign or pledge all or any portion of its Loans and its Notes to its trustee or other creditors in support of its obligations to its trustee or such other creditors, without notice to or consent of Borrower, the Administrative Agent, Lead Arranger or Issuing Lender. No such assignment shall release the assigning Lender from its obligations hereunder.

                  (e) A Lender may furnish any information concerning any Company in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants) subject, however, to and so long as the recipient agrees in writing to be bound by the provisions of Section 12.11. In addition, each of the Administrative Agent and Lead Arranger may furnish any information concerning any Obligor or any of its Affiliates in the Administrative Agent's or Lead Arranger's possession to any Affiliate of Administrative Agent or Lead Arranger, subject, however, to the provisions of Section 12.11. The Obligors shall assist any Lender in effectuating any assignment or participation pursuant to this Section 12.06 (including during syndication) in whatever manner such Lender reasonably deems necessary, including participation in meetings with prospective transferees.

                  12.07. SURVIVAL. The obligations of the Obligors under Sections 5.01, 5.05, 5.06 and 12.03, the obligations of each Guarantor under
Section 6.03, and the obligations of the Lenders under Sections 5.06 and 11.02, shall survive the repayment of the Loans and Reimbursement Obligations and the termination of the Commitments and, in the case of any Lender that may assign any interest in its Commitments, Loans or Letter of Credit Interest hereunder, shall (to the extent relating to such time as it was a Lender) survive the making of such assignment, notwithstanding that such assigning Lender may cease to be a "Lender" hereunder. In addition, each representation and warranty made, or deemed to be made by a notice of any extension of credit, herein or pursuant hereto shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the Notes and the making of any extension of credit hereunder, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty and regardless of whether any such representation or warranty under the Ellison Acquisition Agreement survives the Ellison Acquisition.

                  12.08. CAPTIONS. The table of contents and captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

                  12.09. COUNTERPARTS; INTERPRETATION; EFFECTIVENESS. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof, other than the indemnity, confidentiality, waiver of jury trial and governing law provisions of the Commitment Letter, which are not superseded and survive and except that if the initial extensions of credit do not occur on the date of execution and delivery hereof the Fee Letter shall survive until the earlier of the date of the initial extensions of credit hereunder or the date of expiration or termination of the Commitments and any ticking fee thereunder (if any) shall be payable up to such earlier date. Except as provided in Section 7.02, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and there-after shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

                  12.10. GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVERS; ETC. Each Credit Document shall be governed by, and construed in accordance with, the law of the State of New York, without regard to the principles of conflicts of laws thereof (except in the case of the other Credit Documents, to the extent otherwise expressly stated therein). Each Obligor hereby irrevocably and unconditionally: (I) submits for itself and its Property in any Proceeding relating to any Credit Document to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Supreme Court of the State of New York sitting in New York County, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;
(II) consents that any such Proceeding may be brought in any such court and waives trial by jury and any objection that it may now or hereafter have to the venue of any such Proceeding in any such court or that such Proceeding was brought in an inconvenient court and agrees not to plead or claim the same;
(III) agrees that service of process in any such Proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to Borrower at its address set forth in Section 12.02 or at such other address of which Administrative Agent shall have been notified pursuant thereto; and (IV) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

                  12.11. CONFIDENTIALITY. Each Lender agrees to keep confidential information obtained by it pursuant hereto and the other Credit Documents confidential in accordance with such Lender's customary practices for treatment of its confidential information and agrees that it will only use such information in connection with the transactions contemplated by this Agreement and not disclose any of such information other than (a) to such Lender's employees, representatives, directors, attorneys, auditors, agents, professional advisors, trustees or affiliates who are advised of the confidential nature of such information or to any direct or indirect contractual counterparty in swap agreements or such contractual counterparty's professional advisor (so long as such contractual counterparty or professional advisor to such contractual counterparty agrees to be bound by the provision of this Section 12.11), (b) to the extent such information presently is or hereafter becomes available to such Lender on a non-confidential basis from any source of such information that is in the public domain at the time of disclosure, (c) to the extent disclosure is required by law (including applicable securities laws), regulation, subpoena or judicial order or process (PROVIDED that notice of such requirement or order shall be promptly furnished to Borrower unless such notice is legally prohibited) or requested or required by bank, securities, insurance or investment company regulations or auditors or any administrative body or commission (including the Securities Valuation Office of the NAIC) to whose jurisdiction such Lender may be subject, (d) to any rating agency to the extent required in connection with any rating to be assigned to such Lender, (e) to assignees or participants or prospective assignees or participants who agree to be bound by the provisions of this
Section 12.11, (f) to the extent required in connection with any litigation between any Obligor and any Lender with respect to the Loans or this Agreement and the other Credit Documents or (g) with Borrower's prior written consent.

                  12.12. INDEPENDENCE OF REPRESENTATIONS, WARRANTIES AND COVENANTS. The representations, warranties and covenants contained herein shall be independent of each other and no exception to any representation, warranty or covenant shall be deemed to be an exception to any other representation, warranty or covenant contained herein unless expressly provided, nor shall any such exception be deemed to permit any action or omission that would be in contravention of applicable law. Notwithstanding anything herein to the contrary, any matter identified on a Schedule to this Agreement shall be deemed to be set forth on all other Schedules to this Agreement for purposes of determining compliance with any of the representations, warranties or covenants contained herein.

                  12.13. SEVERABILITY. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

                  12.14. ACKNOWLEDGMENTS. The Obligors hereby acknowledge that: (a) this Agreement and the other Credit Documents are the result of negotiation and each of the Obligors has been advised by counsel in connection with the negotiation, execution and delivery of this Agreement and the other Credit Documents; (b) no Creditor has any fiduciary or similar relationship to any Obligor and the relationship between the Creditors on the one hand, and the Obligors, on the other hand, is solely that of debtor and creditor; and
(c) no joint venture exists among the Creditors or among the Obligors and the Creditors.

                  12.15. USE OF NET AVAILABLE PROCEEDS FROM WING ASSET SALE AND ATRIUM ASSET SALE. Notwithstanding Amendment and Waiver No. 7 and Amendment and Waiver No. 8 to the Original Credit Agreement, the Net Available Proceeds from the Wing Asset Sale and the Atrium Wood Asset Sale may be used to consummate the Ellison Acquisition and to pay fees and expenses related thereto, to pay fees and expenses related to the Amended and Restated Transactions and for other general business purposes relating to or resulting from the Amended and Restated Transactions.

                              [Signature Pages Follow]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                                ATRIUM COMPANIES, INC.




                                                By:
                                                    -----------------------
                                                    Name:
                                                    Title:

                                                Address for Notices:





                                                Contact Person:

                                                Telecopier No.:
                                                Telephone No.:

                                                GUARANTORS:

                                                D AND W HOLDINGS, INC.




                                                By:
                                                    -----------------------
                                                    Name:
                                                    Title:



                                                ATRIUM DOOR AND WINDOW
                                                 COMPANY - WEST COAST




                                                By:
                                                    -----------------------
                                                    Name:
                                                    Title:



                                                ATRIUM DOOR AND WINDOW
                                                 COMPANY OF THE NORTHEAST




                                                By:
                                                    -----------------------
                                                    Name:
                                                    Title:



                                                ATRIUM DOOR AND WINDOW
                                                 COMPANY OF NEW YORK




                                                By:
                                                    -----------------------
                                                    Name:
                                                    Title:

                                                ATRIUM DOOR AND WINDOW
                                                 COMPANY OF ARIZONA




                                                By:
                                                    -----------------------
                                                    Name:
                                                    Title:



                                                ATRIUM DOOR AND WINDOW
                                                 COMPANY OF NEW ENGLAND




                                                By:
                                                    -----------------------
                                                    Name:
                                                    Title:



                                                DOOR HOLDINGS, INC.




                                                By:
                                                    -----------------------
                                                    Name:
                                                    Title:



                                                R.G. DARBY COMPANY, INC.




                                                By:
                                                    -----------------------
                                                    Name:
                                                    Title:



                                                TOTAL TRIM, INC.




                                                By:
                                                    -----------------------
                                                    Name:
                                                    Title:

                                                WING INDUSTRIES HOLDINGS, INC.




                                                By:
                                                    -----------------------
                                                    Name:
                                                    Title:



                                                WING INDUSTRIES, INC.




                                                By:
                                                    -----------------------
                                                    Name:
                                                    Title:



                                                R.G. DARBY COMPANY - SOUTH




                                                By:
                                                    -----------------------
                                                    Name:
                                                    Title:



                                                TOTAL TRIM, INC. - South




                                                By:
                                                    -----------------------
                                                    Name:
                                                    Title:



                                                HEAT, INC.




                                                By:
                                                    -----------------------
                                                    Name:
                                                    Title:

                                                H.I.G. VINYL, INC.




                                                By:
                                                    -----------------------
                                                    Name:
                                                    Title:



                                                CHAMPAGNE INDUSTRIES, INC.




                                                By:
                                                    -----------------------
                                                    Name:
                                                    Title:



                                                THERMAL INDUSTRIES, INC.




                                                By:
                                                    -----------------------
                                                    Name:
                                                    Title:



                                                BEST BUILT, INC.




                                                By:
                                                    -----------------------
                                                    Name:
                                                    Title:



                                                VES, INC.




                                                By:
                                                    -----------------------
                                                    Name:
                                                    Title:

                                                FLEET NATIONAL BANK, as
                                                 Administrative Agent, Issuing
                                                 Lender and as a Lender




                                                By:
                                                    -----------------------
                                                    Name:
                                                    Title:



                                                Address for Notices:



                                                Fleet National Bank
                                                100 Federal Street
                                                Mail Stop 01-08-05
                                                Boston, Massachusetts 02110
                                                Attention:  Paul Holian

                                                Telecopier No.: 617-434-4929



                                                Telephone No.: 617-434-3037

                                                MERRILL LYNCH & CO.




                                                MERRILL LYNCH, PIERCE, FENNER
                                                 & SMITH INCORPORATED, as
                                                 Lead Arranger and
                                                 Syndication Agent




                                                By:
                                                    -----------------------
                                                    Name:
                                                    Title:



                                                Address for Notices:



                                                World Financial Center
                                                  c/o Merrill Lynch & Co.
                                                  Merrill Lynch, Pierce, Fenner
                                                    & Smith Incorporated
                                                  South Tower
                                                  225 Liberty Street
                                                  New York, New York 10080-6114
                                                  Attention:


                                                Telecopier No.:  (212) 449-8230




                                                Telephone No.:  (212) 449-8221

                                                Bank One, Texas, N.A. as
                                                  Documentation Agent  and as a
                                                  Lender




                                                By:
                                                    -----------------------
                                                    Name:
                                                    Title:



                                                Address for Notices:




                                                Telecopier No.:



                                                Telephone No.:

                                                LENDERS




                                                MERRILL LYNCH CAPITAL
                                                 CORPORATION, as a Lender




                                                By:
                                                    -----------------------
                                                    Name:
                                                    Title:



                                                Lending Office for all Loans:



                                                World Financial Center
                                                  c/o Merrill Lynch & Co.
                                                  North Tower - 7th Floor
                                                  250 Vesey Street
                                                  New York, New York 10281-1307



                                                Address for Notices:



                                                World Financial Center
                                                  c/o Merrill Lynch & Co.
                                                  North Tower
                                                  250 Vesey Street
                                                  New York, New York 10281-1316
                                                  Attention:  Peter Wersching



                                                Telecopier No.:  (212) 449-4972



                                                Telephone No.:  (212) 449-9435

                                                [                             ],
                                                  as a Lender




                                                By:
                                                    -----------------------
                                                    Name:
                                                    Title:


                                                By:
                                                    -----------------------
                                                    Name:
                                                    Title:



                                                Lending Office for all Loans:
















                                                Address for Notices:







                                                Attention:


                                                Telecopier No.:



                                                Telephone No.:

                                                    ANNEX A

                                 COMMITMENTS ON AMENDMENT AND RESTATEMENT DATE


                                                                                 Allocation
                                      -------------------------------------------------------------------------------------------
                                         Revolving         Tranche A         Tranche B       Tranche C Term
                                          Credit           Term Loan         Term Loan            Loan
Legal Name                              Commitments       Commitments       Commitments        Commitments              Total
-------------------------------       ---------------   ---------------   ----------------   ------------------   ---------------
Fleet National Bank                   $  8,873,669.51   $  1,747,339.01               0.00                 0.00   $ 10,621,008.52
Indosuez Capital                         4,000,000.00              0.00               0.00                 0.00      4,000,000.00
BHF (USA) Capital Corporation            7,500,000.00              0.00               0.00                 0.00      7,500,000.00
Bay View Financial Corporation           3,200,000.00      6,800,000.00               0.00                 0.00     10,000,000.00
Bank One, Texas, N.A.                    8,354,643.35      3,709,286.69               0.00                 0.00     12,063,930.04
                                         4,000,000.00              0.00               0.00                 0.00      4,000,000.00
Merrill Lynch Capital Corporation        7,421,762.59        443,525.19      12,000,000.00        12,000,000.00     31,865,287.78
Greater Bay Corporate Finance            3,649,924.55      1,299,849.11               0.00                 0.00      4,949,773.66
                                      ---------------   ---------------   ----------------   ------------------   ---------------
               Total                  $ 47,000,000.00   $ 14,000,000.00   $  12,000,000.00   $    12,000,000.00   $ 85,000,000.00
                                      ===============   ===============   ================   ==================   ===============

                                           ANNEX B

                                 ELLISON PROPERTY DOCUMENTS

                  (i) Mortgage encumbering each Ellison Property in favor of the Administrative Agent and for the benefit of the Lenders, duly executed and acknowledged by fee owner in the case of owned Real Property and by the tenant in the case of leased Real Property, and otherwise in form for recording in the recording office where each such Ellison Property is situated, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof to create a Lien under applicable law, and such UCC-1 financing statements and other similar statements as are contemplated by the counsel opinion described in clause (ix) below in respect of such Mortgage, all of which shall be in form and substance satisfactory to the Administrative Agent, and any other instruments necessary to grant a mortgage Lien under the laws of the jurisdiction in which each Ellison Property is located, which Mortgage and financing statements and other instruments shall, when recorded, be effective to create a Lien on each such Ellison Property prior to the rights of all third persons other than the holders of Prior Liens applicable to such Ellison Property as shall be acceptable to the Administrative Agent and subject to no other Liens except those Liens expressly permitted by the Mortgage;

                  (ii) such consents, approvals, amendments, supplements, estoppels, tenant subordination agreements or other instruments as necessary or required to consummate the transactions contemplated hereby or as shall reasonably be deemed necessary by the Administrative Agent in order for Borrower or the applicable subsidiary of Borrower to grant the Lien contemplated by the Mortgage with respect to each Ellison Property;

                  (iii) a policy (or commitment to issue a policy) of title insurance insuring (or committing to insure) the Lien of the Mortgage as a valid first mortgage Lien on the real property and fixtures described therein in an amount not less than 115% of the fair market value thereof, which policy (or commitment) shall (w) be issued by the Title Company, (x) include such reinsurance arrangements (with provisions for direct access) as shall be reasonably acceptable to the Administrative Agent, (y) contain a "tie-in" or "cluster" endorsement (if available under applicable law) (I.E., policies which insure against losses regardless of location or allocated value of the insured property up to a stated maximum coverage amount) and have been supplemented by such endorsements (or if such endorsements are not available, opinions of special counsel, architects or other professionals reasonably acceptable to the Administrative Agent to the extent that such opinions can be obtained at a cost which is reasonable with respect to the value of each such Ellison Property) as shall be reasonably requested by the Administrative Agent (including, without limitation, endorsements on matters relating to usury, first loss, last dollar, zoning, contiguity, variable rate, revolving credit, doing business, environmental and so-called comprehensive coverage over covenants and restrictions) and (z) contain only such exceptions to title as shall be Prior Liens applicable to such Ellison Property as shall be acceptable to the Administrative Agent;

                  (iv) policies or certificates of insurance as required by the Mortgage relating thereto, which policies or certificates shall comply with the insurance requirements contained in the Mortgage;

                  (v) a Survey;

                  (vi) such affidavits, certificates, information (including financial data) and instruments of indemnification (including, without limitation, a so-called "gap" indemnification) as shall be required to induce the Title Company to issue the policy or policies (or commitment) and endorsements contemplated in subparagraph (iii) above;

                  (vii) evidence acceptable to the Administrative Agent of payment by Borrower or the applicable Subsidiary of Borrower of all applicable title insurance premiums, search and examination charges, survey costs and related charges, mortgage recording taxes, fees, charges, costs and expenses required for the recording of the Mortgage and issuance of the title insurance policy referred to in subparagraph (iii) above;

                  (viii) an Officer's Certificate or other evidence satisfactory to the Administrative Agent that as of the date thereof there
(x) has been issued and is in effect a valid and proper certificate of occupancy or other local equivalent, if any, for the use then being made of each such Ellison Property and that there is not outstanding any citation, violation or similar notice indicating that such Ellison Property contains conditions which are not in compliance with local codes or ordinances relating to building or fire safety or structural soundness, (y) has not occurred any Taking or Destruction of such Ellison Property and (z) are no disputes regarding boundary lines, location, encroachment or possession of such Ellison Property and no state of facts exist which could give rise to any such claim; and

                  (ix) an opinion addressed to each of the Lenders and the Agents and dated the date of the Mortgage in form and substance satisfactory to Administrative Agent from local counsel to Borrower and the applicable Subsidiary of Borrower in the jurisdiction in which each Ellison Property is located.

                                     SCHEDULE 1.01(a)


                                       LIBOR LOANS                      ABR LOANS
                                       -----------                      ---------
Revolving Credit Loans                    3.000%                          2.000%

Tranche A Term Loans                      3.000%                          2.000%

Tranche B Term Loans                      3.250%                          2.250%

Tranche C Term Loans                      3.500%                          2.500%

                                      SCHEDULE 1.01(b)




       --------------------------------------------------------------------------------
                                                          REVOLVING CREDIT LOANS AND
                                                             TRANCHE A TERM LOANS
       --------------------------------------------------------------------------------
             TIER             TOTAL LEVERAGE RATIO            LIBOR      ABR MARGIN
                                                             MARGIN
       --------------------------------------------------------------------------------
        I                  greater than or equal to 4.0      3.000%        2.000%
       --------------------------------------------------------------------------------
        II                 less than 4.0 but                 2.750%        1.750%
                           greater than or equal to 3.5
       --------------------------------------------------------------------------------
        III                less than 3.5 but                 2.500%        1.500%
                           greater than 3.0
       --------------------------------------------------------------------------------
        IV                 less than 3.0 but                 2.250%        1.250%
                           greater than 2.5
       --------------------------------------------------------------------------------
        V                  less than 2.5                     2.200%        1.200%
       --------------------------------------------------------------------------------

                                     SCHEDULE 1.01(c)

                                       GUARANTORS

ATRIUM CORPORATION

Atrium Door and Window Company - West Coast
Atrium Door and Window Company of the Northeast
Atrium Door and Window Company of New York
Atrium Door and Window Company of Arizona
Atrium Door and Window Company  of New England
Best Built, Inc.
Champagne Industries, Inc.
Door Holdings, Inc.
Heat, Inc.
H.I.G. Vinyl, Inc.
R.G. Darby Company, Inc.
R.G. Darby Company - South
Thermal Industries, Inc.
Total Trim, Inc.
Total Trim - South
Wing Industries Holdings, Inc.
Wing Industries, Inc.
VES, Inc.

                                               SCHEDULE 3.01(b)

                                             AMORTIZATION PAYMENTS


                                        TRANCHE A       TRANCHE B        TRANCHE C
     DATE*                              TERM LOANS      TERM LOANS       TERM LOANS
----------------                      --------------  --------------   --------------
December 2000                         $    930,000    $    280,000     $     280,000
March 2001                                 930,000         280,000           280,000
June 2001                                  930,000         280,000           280,000
September 2001                             930,000         280,000           280,000
December 2001                              930,000         280,000           280,000
March 2002                                 930,000         280,000           280,000
June 2002                                  930,000         280,000           280,000
September 2002                             930,000         280,000           280,000
December 2002                              930,000         280,000           280,000
March 2003                                 930,000         280,000           280,000
June 2003                                  930,000         280,000           280,000
September 2003                             930,000         280,000           280,000
December 2003                              930,000         280,000           280,000
March 2004                                 930,000         280,000           280,000
June 2004                                  980,000         280,000           280,000
September 2004                                N.A.         280,000           280,000
December 2004                                 N.A.         280,000           280,000
March 2005                                    N.A.         280,000           280,000
June 2005                                     N.A.      65,210,000           280,000
September 2005                                N.A.            N.A.           280,000
December 2005                                 N.A.            N.A.           280,000
March 2006                                    N.A.            N.A.           280,000
June 2006                                     N.A.            N.A.        75,020,000
                                      ------------    ------------     -------------
                                      $ 14,000,000    $ 70,250,000     $  81,180,000
                                      ============    ============     =============

-------------------------
* Unless otherwise indicated, such date is the last Business Day of the specified month.

                                 SCHEDULE 7.02(xv)


--------------------------------------------------------------------------------------------
          MORTGAGOR                                  JURISDICTION
--------------------------------------------------------------------------------------------
  1.      Atrium Companies, Inc.                     Texas- Collin County
                                                     (Site 6)
--------------------------------------------------------------------------------------------
  2.      Atrium Companies, Inc.                     Texas- Dallas County
                                                     (Site 4)
--------------------------------------------------------------------------------------------
  3.      Atrium Companies, Inc.                     Texas- Dallas County
                                                     (Site 5)
--------------------------------------------------------------------------------------------
  4.      Atrium Door and Window                     Arizona- Maricopa County
          Company of Arizona                         (Site 1)
--------------------------------------------------------------------------------------------
  5.      Atrium Door and Window                     Massachusetts-Worcester County
          Company of New England, Inc.               Register of Deeds
                                                     (Site 3)
--------------------------------------------------------------------------------------------
  6.      Atrium Door and Window                     Connecticut- Town of Bridgeport (Site
          Company of the Northeast                   2)
--------------------------------------------------------------------------------------------
  7.      Thermal Industries, Inc.                    Murrysville, Westmoreland County,
                                                      Pennsylvania
--------------------------------------------------------------------------------------------

                                    SCHEDULE 9.06(k)


PROPERTIES PERMITTED TO BE LEASED OR SUBLEASED


WING INDUSTRIES-GREENVILLE (WING 1 BLDG)
6202 INDUSTRIAL DRIVE
GREENVILLE, TX 75402

WING INDUSTRIES-GREENVILLE (WING II BLDG)
6120 HIGHWAY 66
GREENVILLE, TX 75402

WING INDUSTRIES-GREENVILLE (WING III BLDG)
1001 ED RUTHERFORD DR.
GREENVILLE, TX 75402

WING INDUSTRIES - MT PLEASANT
2718 S. JEFFERSON
MT. PLEASANT, TX 75455

ATRIUM DISTRIBUTORS
2100 E. UNION BOWER RD.
IRVING, TX 75061

ATRIUM ALUMINUM PRODUCTS
2101 E. UNION BOWER RD.
IRVING, TX 75061

WING INDUSTRIES - CHICAGO
6415 MUIRFILED DR.
HANOVER PARK, IL 60103

WING INDUSTRIES - ALLENTOWN
7384 PENN DRIVE
ALLENTOWN, PA 18106

                                    SCHEDULE 9.06(p)


PROPERTIES PERMITTED TO BE SOLD


WING INDUSTRIES-GREENVILLE (WING 1 BLDG)
6202 INDUSTRIAL DRIVE
GREENVILLE, TX 75402

WING INDUSTRIES-GREENVILLE (WING II BLDG)
6120 HIGHWAY 66
GREENVILLE, TX 75402

WING INDUSTRIES-GREENVILLE (WING III BLDG)
1001 ED RUTHERFORD DR.
GREENVILLE, TX 75402

ATRIUM DISTRIBUTORS
2100 E. UNION BOWER RD.
IRVING, TX 75061

ATRIUM ALUMINUM PRODUCTS
2101 E. UNION BOWER RD.
IRVING, TX 75061

                                   SCHEDULE 9.28(c)


------------------------------------------------------------------------------------------------------
          LANDLORD                          TENANT                               LOCATION
------------------------------------------------------------------------------------------------------
 1.  John G.B. Ellison, Jr.                VES, Inc.                     Welcome Business Center
                                                                           Davidson County, NC
                                                                           376,210 Square Feet
------------------------------------------------------------------------------------------------------
 2.  John G.B. Ellison, Jr.                VES, Inc.                     Welcome Business Center
                                                                           Davidson County, NC
                                                                           51,300 Square Feet
------------------------------------------------------------------------------------------------------
 3.      Ken Chilton             Ellison Extrusion Systems, divi-          Block 3408, Lot 6B
                                     sion of Ellison Co., Inc.         Shorefair Dr. & 32nd Street
                                                                            Winston-Salem, NC
------------------------------------------------------------------------------------------------------

                                   SCHEDULE 9.28(g)


COMPANY                                                 STATES
-------                                                 ------

Atrium Companies, Inc.                                  Arizona, Nevada, North Carolina

Atrium Door and Window Company                          Oregon, Utah
- West Coast

Atrium Door and Window Company                          Massachusetts
of the Northeast

Atrium Door and Window Company                          Arizona
of Arizona

Atrium Door and Window of New                           Massachusetts
England, Inc.

Thermal Industries, Inc.                                Massachusetts

Total Trim, Inc.                                        Arkansas